                              AMENDED AND RESTATED
                                 LEASE AGREEMENT

                                      AMONG

                        RIVERGATE DEVELOPMENT CORPORATION

                                   as Landlord

                                       AND

                           JAZZ CASINO COMPANY, L.L.C.

                                    as Tenant

                                       AND

                               CITY OF NEW ORLEANS

                                  as Intervenor




                                October 29, 1998

                                TABLE OF CONTENTS

                                                                                                                Page


ARTICLE I.    DEFINITION OF TERMS.................................................................................3

1.1.          Act ................................................................................................3
1.2.          Additional Charges..................................................................................4
1.3.          Affiliate...........................................................................................4
1.4.          Amended and Restated Completion Loan Agreement......................................................4
1.5.          Amended and Restated Construction Lien Indemnity Obligation Agreement...............................4
1.6.          Annual Business Plan................................................................................5
1.7.          Basin Street Casino Lease Termination Agreement.....................................................5
1.8.          Books and Records...................................................................................6
1.9.          Business Days.......................................................................................6
1.10.         Capital Transaction.................................................................................6
1.11.         Cash Flow...........................................................................................7
1.12.         Casino ............................................................................................11
1.13.         Casino Gaming Operations...........................................................................11
1.14.         Casino Management Agreement........................................................................11
1.15.         Casino Manager/Operator............................................................................11
1.16.         Casino Operating Contract..........................................................................11
1.17.         Casino Premises....................................................................................12
1.18.         City ..............................................................................................12
1.19.         City Council.......................................................................................12
1.20.         City Lease.........................................................................................12
1.21.         COC Fiscal Year....................................................................................12
1.22.         COC Minimum Payment................................................................................13
1.23.         Common Stock.......................................................................................13
1.24.         Component..........................................................................................13
1.25.         Construction Credit Facility.......................................................................13
1.26.         Control ...........................................................................................13
1.27.         Convertible Junior Subordinated Debentures.........................................................13
1.28.         CPI ...............................................................................................14
1.29.         Default Rate.......................................................................................14
1.30.         Development........................................................................................14
1.31.         Discriminatory.....................................................................................14
1.32.         Effective Date.....................................................................................15

1.33.         Encroachment Area..................................................................................15
1.34.         Environmental Law..................................................................................15
1.35.         Equity Amount......................................................................................16
1.36.         Event of Default...................................................................................16
1.37.         Execution Date.....................................................................................16
1.38.         Expiration Date....................................................................................16
1.39.         Extended Term......................................................................................16
1.40.         FF&E ..............................................................................................16
1.41.         Financial Statements...............................................................................17
1.42.         Financially Conditioned............................................................................17
1.43.         Financing..........................................................................................17
1.44.         Fiscal Year........................................................................................17
1.45.         GAAP ..............................................................................................17
1.46.         Gaming Authorities.................................................................................18
1.47.         Gaming Devices.....................................................................................18
1.48.         Gaming Space.......................................................................................18
1.49.         GDA ...............................................................................................18
1.50.         Governmental Requirements..........................................................................18
1.51.         Gross Gaming Revenue...............................................................................19
1.52.         Gross Non-Gaming Revenues..........................................................................23
1.53.         HCCIC .............................................................................................25
1.54.         HET ...............................................................................................25
1.55.         HET/JCC Agreement..................................................................................26
1.56.         Highest and Best Use...............................................................................26
1.57.         HNOMC .............................................................................................26
1.58.         HOCI ..............................................................................................26
1.59.         Improvements.......................................................................................26
1.60.         Initial Term.......................................................................................26
1.61.         JCC Development....................................................................................27
1.62.         JCC Holding........................................................................................27
1.63.         JCC Intermediary...................................................................................27
1.64.         Lafayette Subsurface Area..........................................................................27
1.65.         Landlord ..........................................................................................27
1.66.         Lease..............................................................................................28
1.67.         Leased Premises....................................................................................28
1.68.         Leasehold Mortgage.................................................................................28
1.69.         Leasehold Mortgagee................................................................................28
1.70.         LGCB ..............................................................................................28
1.71.         Loan Default.......................................................................................28

1.72.         Manager's Property.................................................................................28
1.73.         MAR ...............................................................................................29
1.74.         Master Plan........................................................................................29
1.75.         Mayor .............................................................................................29
1.76.         New Bond Documents.................................................................................29
1.77.         New Bonds..........................................................................................29
1.78.         New Contingent Bonds...............................................................................29
1.79.         Open Access Plans..................................................................................29
1.80.         Open Access Program................................................................................30
1.81.         Opening Date.......................................................................................30
1.82.         Original Amended Lease Execution Date..............................................................30
1.83.         Partial Fiscal Year................................................................................30
1.84.         Pedestrian Bridge Areas............................................................................30
1.85.         Person ............................................................................................30
1.86.         Phase   ...........................................................................................31
1.87.         Phase I and II Construction........................................................................31
1.88.         Poydras Street Support Facility Premises...........................................................31
1.89.         Poydras Tunnel Area................................................................................31
1.90.         Proceeds of Major Capital Event(s).................................................................31
1.91.         Rent ..............................................................................................31
1.92.         Second Floor Non-Gaming Sublease...................................................................31
1.93.         Secured Debt.......................................................................................32
1.94.         Shareholder(s).....................................................................................32
1.95.         Site Mobilization..................................................................................32
1.96.         Site Reactivation Date.............................................................................32
1.97.         SMSA ..............................................................................................32
1.98.         Space Lease........................................................................................32
1.99.         Space Tenant.......................................................................................32
1.100.        Square 26 Property.................................................................................33
1.101.        Subdebt ...........................................................................................33
1.102.        Substantial Completion.............................................................................33
1.103.        Suitable Lender....................................................................................33
1.104.        Support Facilities.................................................................................37
1.105.        Support Facilities Premises........................................................................37
1.106.        System Marks.......................................................................................37
1.107.        Tenant ............................................................................................37
1.108.        Tenant's Property..................................................................................38
1.109.        Term ..............................................................................................38
1.110.        Other Defined Terms................................................................................38

ARTICLE II.   LEASED PROPERTY....................................................................................44

Section 2.1.  Unsubordinated Lease...............................................................................44

ARTICLE III.  TERM OF LEASE......................................................................................45

Section 3.1.  Term ..............................................................................................45
Section 3.2.  Extension Procedure................................................................................45

ARTICLE IV.   RENT AND ADDITIONAL CHARGES........................................................................46

Section 4.1.  Initial Lease Payments.............................................................................46
Section 4.2.  Mobilization Payment...............................................................................47
Section 4.3.  Rent ..............................................................................................47
Section 4.4.  Gross Gaming Payments..............................................................................48
     Section 4.4.1.   City Payments..............................................................................50
Section 4.5.  Resident Parking Payment...........................................................................52
     Section 4.5.1.    Additional Payments.......................................................................52
     Section 4.5.2.   Trade Name Licenses........................................................................53
Section 4.6.  School Board Payments..............................................................................53
Section 4.7.  Audubon Park Payments..............................................................................54
Section 4.8.  Contingent Payment Agreement.......................................................................55
Section 4.9.  Gross Non-Gaming Payments..........................................................................56
     Section 4.9.1. Interim Payments.............................................................................58
     Section 4.9.2. Pre-Opening Date Rent........................................................................59
Section 4.10. Net Lease..........................................................................................60
Section 4.11. Prorated Payments..................................................................................60
Section 4.12. Payment Terms......................................................................................60
Section 4.13. Second Floor Non-Gaming Sublease...................................................................61
Section 4.14. Late Payment of any Amounts Due under this Lease...................................................64
Section 4.15. Market Appreciation Right..........................................................................65
Section 4.16. Conveyance of Certain Support Facilities...........................................................66
Section 4.17. Square 26 Property Donation........................................................................66
Section 4.18. Employee and Bus Parking Support Facility Premises, Employee and Bus Parking Facility Servitude
              Area, Employee and Bus Parking Facility Access Servitude Area and Observation Tower Servitude
              Area...............................................................................................66
     Section 4.18.1. Maintenance and Usage of Employee and Bus Parking Facility Servitude Area, Employee and
                     Bus Parking Facility Access Servitude Area and Observation Tower Servitude Area.............68
     Section 4.18.2. Casino Design...............................................................................69
Section 4.19. Minimum Payments...................................................................................70

Section 4.20. Change of Use and Adjustment of Rent and Additional Charges upon Change of Law.....................71
Section 4.21. Waiver of Certain Credits..........................................................................74
Section 4.22. Credit for Pre-Opening Date Rent Payments..........................................................74

ARTICLE V.    OTHER PAYMENTS AND CONSIDERATIONS..................................................................75

Section 5.1.  Open Access Program................................................................................75
Section 5.2.  Residency Requirement..............................................................................76
Section 5.3.  Casino Management Agreement........................................................................78
Section 5.4.  General Development Agreement......................................................................84
Section 5.5.  Fringe Benefit Plan; Salary Practices..............................................................85
Section 5.6.  JCC Holding; JCC Development.......................................................................85
Section 5.7.  Commencement of Employment Activities..............................................................86

ARTICLE VI.   CONDITIONS, WARRANTIES OF TITLE AND PEACEABLE POSSESSION...........................................87

Section 6.1.  Representations and Warranties.....................................................................87
Section 6.2.  Actual Possession..................................................................................93
Section 6.3.  Condition of Leased Premises.......................................................................93
Section 6.4.  Assumption of Responsibility; Indemnity............................................................95
Section 6.5.  Possession.........................................................................................97
Section 6.6.  Limitation of Liability............................................................................97

ARTICLE VII.  OWNERSHIP OF IMPROVEMENTS; SURRENDER OF LEASED PREMISES...........................................106

Section 7.1.  Ownership of Improvements.........................................................................106
Section 7.2.  Surrender.........................................................................................109

ARTICLE VIII. USE OF LEASED PREMISES; COMPLIANCE WITH LAWS AND ORDINANCES.......................................109

Section 8.1.  Permitted Uses....................................................................................109
Section 8.2.  Limitation of Use and Penalties...................................................................111
Section 8.3.  Covenant to Comply with Certain Obligations.......................................................111
Section 8.4.  Uses of Development Revenues......................................................................112

ARTICLE IX.   IMPOSITIONS.......................................................................................113

Section 9.1.  Payment of Impositions............................................................................113
Section 9.2.  Impositions in the Year of Expiration.............................................................115
Section 9.3.  Contest of Impositions............................................................................116
Section 9.4.  Reports ..........................................................................................117

Section 9.5.   Impositions Payable in Installments...............................................................118
Section 9.6.   Certain Taxes Not Impositions.....................................................................118
Section 9.7.   Amusement Tax.....................................................................................118

ARTICLE X.     CONSTRUCTION OF IMPROVEMENTS; GENERAL DEVELOPMENT.................................................119

Section 10.1.  Initial Construction..............................................................................119
Section 10.2.  Liens and Claims..................................................................................120

ARTICLE XI.    ENVIRONMENTAL ....................................................................................121

Section 11.1.  Environmental Obligations.........................................................................121
Section 11.2.  Landlord's Right to Perform.......................................................................122
Section 11.3.  Notice ...........................................................................................123

ARTICLE XII.   DAMAGE TO OR DESTRUCTION OF LEASED PREMISES.......................................................124

Section 12.1.  Damage or Destruction.............................................................................124
Section 12.2.  Use of Insurance Proceeds.........................................................................124
Section 12.3.  No Abatement of Rent and Additional Charges.......................................................132

ARTICLE XIII.  INSURANCE.........................................................................................133

Section 13.1.  Property/Casualty Insurance Coverage..............................................................133
Section 13.2.  Liability Insurance...............................................................................135
Section 13.3.  Business Interruption Insurance...................................................................140
Section 13.4.  Form of Insurance and Insurers....................................................................142
Section 13.5.  Other Policies....................................................................................143
Section 13.6.  Adjustment of Insurance...........................................................................143
Section 13.7.  Insurance Notice..................................................................................143
Section 13.8.  Keep in Good Standing.............................................................................144
Section 13.9.  Unearned Premiums.................................................................................144
Section 13.10. Blanket Policies..................................................................................145
Section 13.11. Change of Circumstances or Conditions.............................................................145
Section 13.12. Sublessee Insurance...............................................................................146

ARTICLE XIV.  FINANCIAL AND ACCOUNTING RECORDS, BUDGETS AND REPORTING REQUIREMENTS...............................146

Section 14.1.  Financial and Accounting Records..................................................................146
Section 14.2.  Financial Statements Quarterly Meetings...........................................................147
Section 14.3.  Review and Audit..................................................................................149
Section 14.4.  Confidentiality...................................................................................152

Section 14.5.   Errors in Financial and Accounting Records.......................................................153
Section 14.6.   Annual Business Plan.............................................................................156

ARTICLE XV.     CONDEMNATION ....................................................................................156

Section 15.1.   Definitions......................................................................................156
Section 15.2.   Duty to Resist...................................................................................157
Section 15.3.   Major Condemnation...............................................................................157
Section 15.4.   Minor Condemnation...............................................................................160

ARTICLE XVI.    ALTERATIONS AND MODIFICATIONS BY TENANT .........................................................163

Section 16.1.   Alterations and Modifications of Improvements After Substantial Completion.......................163
Section 16.2.   Manner of Performance............................................................................166

ARTICLE XVII.   ENTRY UPON LEASED PREMISES BY LANDLORD; INSPECTION...............................................167

Section 17.1.   Access and Inspection............................................................................167
Section 17.2.   Access to Secured Areas..........................................................................168

ARTICLE XVIII.  INDEMNIFICATION OF LANDLORD AND OTHER WARRANTIES AND COVENANTS BY TENANT.........................169

Section 18.1.   General Indemnification..........................................................................169
Section 18.2.   Environmental Indemnification....................................................................174
Section 18.3.   Exceptions to Environmental Indemnification......................................................174
Section 18.4.   Special Environmental Responsibilities of Tenant.................................................175
Section 18.5.   Disclosure.......................................................................................176

ARTICLE XIX.    MANAGEMENT AND OPERATION OF CASINO...............................................................176

Section 19.1.   Inaugural Ceremonies.............................................................................176
Section 19.2.   Casino Operation.................................................................................177
Section 19.3.   Savings and Retirement Plan......................................................................177
Section 19.4.   Marketing Program................................................................................178
Section 19.5.   Financing Representations; Restrictions..........................................................180
Section 19.6.   House Bank.......................................................................................181
Section 19.7.   Time of Operations...............................................................................182
Section 19.8.   Capital Replacement Fund.........................................................................183
Section 19.9.   Age Limitation...................................................................................188
Section 19.10.  EMS Services.....................................................................................189
Section 19.11.  Maintenance and Repairs..........................................................................189

Section 19.12.    Computerized Accountability...................................................................191
Section 19.13.    Minimum Internal Controls.....................................................................191
Section 19.14.    Plan Financing and the HET/JCC Agreement......................................................193
Section 19.15.    Transition Period.............................................................................193

ARTICLE XX.       APPROVAL AND CONSENT RIGHTS...................................................................193

Section 20.1.     Negotiation Rights............................................................................193

ARTICLE XXI.      DEFAULT BY TENANT.............................................................................194

Section 21.1.     Events of Default.............................................................................194
Section 21.2.     Notice of Default.............................................................................201
Section 21.3.     Landlord's Remedies...........................................................................201
Section 21.4.     Transfers Upon Termination....................................................................210

ARTICLE XXII.     ASSIGNMENT, SUBLEASING, MORTGAGING, TRANSFER RESTRICTIONS, ETC................................211

Section 22.1.     Landlord Approval.............................................................................211
Section 22.2.     Assignment of Lease...........................................................................211
Section 22.3.     Subleasing Rights.............................................................................214
Section 22.4.     Management and Operation Contracts............................................................217
Section 22.5.     Transfer Restriction..........................................................................220

ARTICLE XXIII.    LEASEHOLD MORTGAGES...........................................................................220

Section 23.1.     Granting of Certain Leasehold Mortgages.......................................................220
Section 23.2.     Subsequent Financings.........................................................................221
Section 23.3.     Transfer by Leasehold Mortgagee...............................................................222
Section 23.4.     Leasehold Mortgagee Notices and Cure Periods..................................................224
Section 23.5.     Leasehold Mortgagee's Right to Extend.........................................................227
Section 23.6.     Leasehold Mortgagee's Right to Lease..........................................................227
Section 23.7.     Leasehold Mortgagee's Possession of Leased Premises, Obligation to Cure and Right to Assign...229
Section 23.8.     Subordination of Fee Mortgages................................................................230
Section 23.9.     Section 365(h) Waiver.........................................................................230
Section 23.10.    Loan Default..................................................................................231
Section 23.11.    Non-Merger....................................................................................232
Section 23.12.    Assumption by Leasehold Mortgagee.............................................................233
Section 23.13.    Subordination of Landlord's Lien..............................................................233
Section 23.14.    No Voluntary Termination or Amendment.........................................................234
Section 23.15.    Third Party Beneficiary.......................................................................234
Section 23.16.    Interim Operations; Receivership..............................................................234

ARTICLE XXIV.     TRANSFERS AND TERMINATION.....................................................................235

Section 24.1.     Transfers by Shareholders of Tenant or Affiliates.............................................235

ARTICLE XXV.      EXISTENCE OF PARTNERSHIP OR JOINT VENTURE DENIED..............................................240

Section 25.1.     No Joint Venture or Partnership...............................................................240

ARTICLE XXVI.     UTILITIES.....................................................................................240

Section 26.1.     Utilities.....................................................................................240

ARTICLE XXVII.    COVENANTS AGAINST WASTE.......................................................................242

Section 27.1.     Covenant Against Waste........................................................................242

ARTICLE XXVIII.   TRASH AND GARBAGE DISPOSAL....................................................................242

Section 28.1.     Trash and Garbage Disposal....................................................................242

ARTICLE XXIX.     NO WAIVER.....................................................................................242

Section 29.1.     No Waiver.....................................................................................242

ARTICLE XXX.      COVENANTS TO BIND AND BENEFIT PARTIES.........................................................243

Section 30.1.     Covenants Binding.............................................................................243

ARTICLE XXXI.     BROKERAGE.....................................................................................243

Section 31.1.     Brokerage.....................................................................................243

ARTICLE XXXII.    MISCELLANEOUS PROVISIONS......................................................................244

Section 32.1.     Equal Employment Opportunity..................................................................244
Section 32.2.     Force Majeure.................................................................................244
Section 32.3.     Partial Invalidity............................................................................247
Section 32.4.     Intervention by City..........................................................................248
Section 32.5.     Responsibility For Costs And Risks of Operations..............................................250
Section 32.6.     Notice........................................................................................250
Section 32.7.     Applicable Law................................................................................253
     Section 32.7.1.  Venue and Personal Jurisdiction...........................................................253
Section 32.8.     Public Purpose; Economic Benefit; Total Consideration.........................................254
Section 32.9.     Estoppel Certificate..........................................................................255
Section 32.10.    Prior Agreements; Amendments..................................................................257
Section 32.11.    Survival......................................................................................259
Section 32.12.    Memorandum of Lease...........................................................................259

Section 32.13.    Expiration of Casino Operating Contract.......................................................260
Section 32.14.    Non-Compete...................................................................................261
Section 32.15.    Compliance....................................................................................261
Section 32.16.    Captions......................................................................................261
Section 32.17.    Number and Gender.............................................................................262
Section 32.18.    No Drafting Presumptions......................................................................262
Section 32.19.    No Third Party Beneficiary....................................................................263
Section 32.20.    Performance by Affiliate......................................................................263
Section 32.21.    Cost of Investigation.........................................................................263
Section 32.22.    Canal Street Ferry............................................................................264
Section 32.23.    Acknowledgment Of Cure Periods................................................................264
Section 32.24.    Effectiveness of Lease........................................................................265
Section 32.25.    Matters Relating to State Guaranty............................................................265

                                    EXHIBITS

Exhibit "A-1"         Casino Premises                                                        1.17

Exhibit "A-2"         Employee and Bus Parking Support Facility
                      Premises                                                               4.18(a)

Exhibit "A-3"         Employee and Bus Parking Facility Servitude
                      Area                                                                   4.18(b)

Exhibit "A-4"         Employee and Bus Parking Facility Access
                      Servitude Area                                                         4.18(c)

Exhibit "A-5"         Observation Tower Servitude Area                                       4.18(d)

Exhibit "A-6"         Lafayette Subsurface Area                                              1.64

Exhibit "A-7"         Poydras Street Support Facility Premises                               1.88

Exhibit "A-8"         Poydras Tunnel Area                                                    1.89

Exhibit "A-9"         Pedestrian Bridge Areas                                                1.84

Exhibit "A-10"        Encroachment Area                                                      1.33

Exhibit "B"           Railroad Lease                                                         4.18(a)

Exhibit "C"           Open Access Program                                                    1.80

Exhibit "D-1"         Ordinance Calendar No. 18,481                                          6.1(a)(iii)

Exhibit "D-2"         Ordinance Calendar No. 19,025                                          6.1(a)(iii)

Exhibit "D-3"         Ordinance Calendar No. 22,194                                          6.1(a)(iii)

Exhibit "E-1"         Ordinance Calendar No. 18,483                                          6.1(a)(iv)

Exhibit "E-2"         Ordinance Calendar No. 19,027                                          6.1(a)(iv)

Exhibit "E-3"         Landlord Board of Directors' Resolution dated
                      April 23, 1993                                                         6.1(a)(iv)

Exhibit "E-4"         Landlord Board of Directors' Resolution dated
                      March 9, 1994                                                          6.1(a)(iv)

Exhibit "E-5"         Consent                                                                6.1(a)(iv)

Exhibit "F-1"         Ordinance Calendar No. 22,193                                          6.1(a)(v)

Exhibit "F-2"         Landlord Board of Directors' Resolution dated
                      October 21, 1998                                                       6.1(a)(v)

Exhibit "G"           Exceptions to Title                                                    6.1(a)(vii)(3)

Exhibit "H"           Casino Management Agreement                                            1.14, 5.3(a)

Exhibit "I"           Annual Business Plan                                                   1.6

Exhibit "J"           Jazz Casino Company, L.L.C. Benefits Summary                           5.5

Exhibit "K"           Environmental Disclosure                                               6.3, 6.4(a),
                                                                                             6.4(b), 18.4,
                                                                                             18.5

Exhibit "L"           Financial Statements                                                   1.41

Exhibit "M"           Second Floor Non-Gaming Sublease                                       1.92

Exhibit "N-1"         City Lease                                                             1.20

Exhibit "N-2"         City Lease Amendment                                                   1.20

Exhibit "O"           Ordinance Calendar No. 18,430                                          1.65, 6.1(a)(i)

Exhibit "P"           JCC Holding Letter Agreement                                           5.6

Exhibit "Q"           Manager Subordination Agreement (Landlord)                             5.3(g)

Exhibit "R"           McCall Litigation Agreement                                            6.6(c)

                              AMENDED AND RESTATED
                                 LEASE AGREEMENT
                                      AMONG
                  RIVERGATE DEVELOPMENT CORPORATION, LANDLORD,
                                       AND
                      JAZZ CASINO COMPANY, L.L.C., TENANT,
                                       AND
                   CITY OF NEW ORLEANS, LOUISIANA, INTERVENOR


         THIS AMENDED AND RESTATED LEASE is executed as of this date, by and among JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company having its principal place of business in the State of Louisiana ("Tenant"), as the successor by operation of law to Harrah's Jazz Company, a Louisiana general partnership ("Harrah's Jazz Company"), RIVERGATE DEVELOPMENT CORPORATION, a Louisiana public benefit corporation ("Landlord"), and CITY OF NEW ORLEANS, LOUISIANA, as Intervenor (the "City"), and amends and restates in their entirety the provisions of that certain Amended Lease Agreement by and between the Landlord, Harrah's Jazz Company, and the City, dated as of March 15, 1994 (the "Original Amended Lease"); provided, however, that pursuant to Section 32.10 of this Lease, the execution and delivery of this Lease shall continue the obligations of Tenant under the Original Amended Lease on the amended and restated terms set forth in this

Lease and shall in no way constitute a novation of such obligations (as modified herein).

                                    RECITALS

         WHEREAS, Harrah's Jazz Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995 in the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court"), Case No. 95-14545;

         WHEREAS, the Bankruptcy Court as of October 13, 1998 has confirmed a Third Amended Joint Plan of Reorganization, as modified, under Chapter 11 of the United States Bankruptcy Code as submitted by Harrah's Jazz Company and certain other parties (the "Plan");

         WHEREAS, as contemplated by the Plan, Tenant is succeeding by operation of law to all rights and obligations of Harrah's Jazz Company under the Original Amended Lease;

         WHEREAS, as of August 15, 1996, Harrah's Jazz Company, Landlord, and the City entered into that certain Agreement Regarding Modifications and Related Agreements in Respect of Amended and Restated Canal Street Casino Lease, Termination of Basin Street Casino Lease, Amended and Restated General Development Agreement, the Conditional Use Ordinances and other Regulatory Matters (the "City Agreement"), requiring, among other things, the amendment and restatement of certain terms of the Original Amended Lease as of the effective date of the Plan (the "Plan Effective Date") in accordance with the terms of this Lease.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                               DEFINITION OF TERMS

         For the purposes of this Lease, the following terms, in addition to terms defined elsewhere in this Lease, shall have the meanings set forth below when initially capitalized herein, unless otherwise expressly provided in this
Lease:


1.1. Act means the Louisiana Economic Development and Gaming Corporation Act as set forth in LSA R.S. 4:601, et seq., adopted by the Legislature of the State of Louisiana as No. 384, Acts 1992, as amended, and regulations adopted thereunder, amendments and reenactment of LSA R.S. 36:801.1(A) and enactment of LSA R.S. 27:1, et seq., adopted by the Legislature of the State of Louisiana as Act 7, First Extraordinary Session, 1996, and regulations adopted thereunder; the Local Option Gaming election as set forth in LSA R.S.

18:1300.21, adopted by the Legislature of the State of Louisiana as Act 57, First Extraordinary Session, 1996, and the act adopted by the Legislature of the State of Louisiana as Act 98, First Extraordinary Session, 1996.

1.2. Additional Charges means any and all obligations assumed, payments, charges, Impositions, costs, expenses and penalties (other than the Rent) that are required to be paid by Tenant under this Lease.

1.3. Affiliate means any Person which directly or indirectly Controls, is Controlled by, or is under common Control with, Tenant, JCC Intermediary (if formed in accordance with Section 5.6 of this Lease), JCC Development, JCC Holding or the Casino Manager/Operator and/or which directly or indirectly owns or holds a two and one-half percent (2.5%) or more interest in Tenant.

1.4. Amended and Restated Completion Loan Agreement means that certain Amended and Restated Completion Loan Agreement by and among Tenant, HET and HOCI entered into pursuant to the Plan and as more particularly defined therein.

1.5. Amended and Restated Construction Lien Indemnity Obligation Agreement means that certain Amended and Restated Construction Lien Indemnity Obligation Agreement by and between Tenant and HOCI entered into pursuant to the Plan and as more particularly defined therein.

1.6. Annual Business Plan means an annual report for the forthcoming Fiscal Year to be prepared by Tenant or the Casino Manager/Operator for Landlord consisting of an estimate of revenues, expenses, Rent, Gross Gaming Payments, Gross Non-Gaming Payments, School Board Payments, Audubon Payments, City Payments, payments under Section 4.5.1 of this Lease, Contingent Payments, and the MAR Payment, if applicable, in the form of Exhibit "I" attached to this Lease and made a part hereof, and a proposed cash flow and operating budget for the premises subject to the Second Floor Non-Gaming Sublease; provided that information as to expenses or Contingent Payments or the MAR Payment shall not be disclosed by such report if such disclosure is prohibited by the United States Securities and Exchange Commission rules and regulations or if such disclosure would require general public disclosure by the United States Securities and Exchange Commission. The information contained in said plan will be warranted by Tenant and the Casino Manager/Operator as being based on the same and most current information that is used for presentation to Tenant's member(s).

1.7. Basin Street Casino Lease Termination Agreement means that certain Basin Street Casino Lease Termination Agreement among Harrah's Jazz Company, Landlord and the City, dated as of January 15, 1997.

1.8. Books and Records means the internal control standards adopted by the Casino Manager/Operator and the records required thereby and customer records (both of which shall be available only to Landlord's Accepted Auditor), all revenue records and any other accounting or financial documents or records, including financial data produced pursuant to Section 19.12 of this Lease, general ledgers, accounts receivable, accounts payable, invoices, payroll records, expense records, or income records, relating to or concerning the business operations of Tenant and the Development. Books and Records shall not include any information Tenant or the Casino Manager/Operator is required by law not to disclose.

1.9. Business Days means all days except Saturdays, Sundays and all days that are official legal holidays of the City, the State of Louisiana or the United States. Unless specifically stated as "Business Days," a reference to "days" means calendar days.

1.10. Capital Transaction means (1) the sale, transfer, assignment or alienation by Tenant of all or a portion of: (a) the Development (including any sale, transfer, assignment or alienation by Tenant of all or any portion of its interest in the Second Floor Non-Gaming Sublease) but not including the sale, transfer, assignment or alienation by Tenant of its rental income stream from the Second Floor Non-Gaming Sublease, (b) Tenant's Property, (c) this Lease, or
(d)

Tenant's assets; (2) insurance proceeds paid to Tenant under Section 12.2(c) of this Lease; (3) condemnation proceeds paid to Tenant under Section 15.4 of this Lease in the event of condemnation of the Development; and (4) any Financing or pledge of the Development, Tenant's Property, this Lease or Tenant's assets; provided, however, that none of the following transactions shall constitute a Capital Transaction: (i) the vesting of the assets of Harrah's Jazz Company in Tenant on the Plan Effective Date; (ii) the issuance of the New Bonds and the New Contingent Bonds; (iii) the issuance and use of the Subdebt and the Convertible Junior Subordinated Debentures; (iv) the issuance and use of the Construction Credit Facility; (v) the issuance and use of the Amended and Restated Construction Lien Indemnity Obligation Agreement; (vi) the issuance and use of the Amended and Restated Completion Loan Agreement; (vii) the issuance of the Common Stock; and (ix) the exercise, in whole or in part on a pro rata basis, of warrants in favor of HET and certain of its affiliates permitting the purchase of additional shares of Common Stock at an exercise price of Fifteen and 00/100 Dollars ($15.00) per share such that, upon exercise of such warrants in their entirety, HET and its affiliates would own up to fifty percent (50%) of the Common Stock.

1.11. Cash Flow means all cash, the fair market value of all property, and the value of any other consideration or benefits paid directly or indirectly, by or on behalf of Tenant to the Shareholder(s), any Affiliate (other than JCC Development for leasing, operations and development under the Second Floor Non-Gaming Sublease), or any party related thereto (collectively or separately, as the case may be, a "Related Party"), regardless of its characterization. For example, those types of distributions and payments made to Related Parties that are included within the definition of Cash Flow include, unless excluded below, but are not limited to, distributions of profits, capital withdrawals, distributions on the termination or liquidation of Tenant; unreasonable expense reimbursement; unreasonable rent, tax reimbursements, consulting or management fees; unreasonable marketing payments; unreasonable tax accounting fees; and unreasonable charges assessed by a Related Party on a loan by said party to Tenant. Excluded from the definition of Cash Flow are, among other things, the following: (1) all commercially reasonable payments to Related Parties for goods, services or materials provided to Tenant as measured against goods, services or materials of a like kind or quality provided by unrelated parties ("arms length transaction"); (2) all reasonable debt service payments paid on loans from Related Parties; and (3) payments consented to by Landlord. Landlord's Accepted Auditor shall have the right to review the Books and Records as to any and all distributions or payments to Related Parties to assure they are reasonable and made on an

"arm's length transaction" basis. If they are not, Landlord may object to the exclusion from Cash Flow of such portions of those amounts as are unreasonable. If Landlord's Accepted Auditor and Tenant's Accepted Auditor disagree as to the characterization of any payment, the dispute, if not resolved by mutual agreement of Landlord and Tenant, shall be submitted to a court for resolution, with the losing party paying the costs, fees and expenses of the other and interest on any resulting over or underpayment of the Contingent Payments from the date of payment or non-payment as the case may be. Landlord acknowledges that the following distributions and payments to Related Parties are reasonable and hence excluded from Cash Flow: (1) the management fees paid to the Casino Manager/Operator under the Casino Management Agreement; (2) any principal or interest at eight percent (8%) paid to HET or any of its affiliates under the Amended and Restated Completion Loan Agreement or other amounts paid to HET or any of its affiliates pursuant to Sections 6 or 20(m) of the Amended and Restated Completion Loan Agreement, as disclosed in the Plan; (3) any principal, interest, or contingent interest paid in connection with the Subdebt, the Convertible Junior Subordinated Debentures, the Construction Credit Facility, the New Bonds and the New Contingent Bonds; (4) any principal or interest at eight percent (8%) paid to HOCI under the Amended and Restated Construction Lien

Indemnity Obligation Agreement, as disclosed in the Plan; (5) any fees paid to HET or any of its affiliates for any guarantee provided by such entity with respect to the Construction Credit Facility pursuant to the Credit Enhancement Fee Agreements to be entered into by Tenant pursuant to the Plan, as disclosed in the Plan; and (6) any fees or other amounts paid to HET or HOCI under the HET/JCC Agreement as disclosed in Exhibit G to the Casino Operating Contract. Also excluded from Cash Flow are distributions of Proceeds of Major Capital Events; provided that if Tenant has used cash flow from operation of the Casino to effect replacement, any proceeds which Tenant receives under Articles XIII or XV of this Lease which are distributed rather than applied to the replacement for which Tenant received them shall be considered Cash Flow. In the case of any Capital Transaction where cash flow is used to prepay Tenant debt and a refinancing of such debt occurs within twelve (12) months thereafter, proceeds of such refinancing shall be considered Cash Flow. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Cash Flow shall not include rent received by Tenant from JCC Development under the terms of the Second Floor Non-Gaming Sublease and shall not include any of the following payments or distributions made by Tenant as a part of consummation of the Plan: (i) the issuance of the Subdebt, the Convertible Junior Subordinated Debentures, the New

Bonds and the New Contingent Bonds, (ii) the issuance of the Common Stock and
(iii) payments to or for the benefit of holders of various Non-Insider Claims. "Non-Insider Claims" shall mean any claims by any person or entity other than an "insider" as defined in 11 U.S.C. Section 101(31)(C).

1.12. Casino means the Improvements on the Casino Premises or the games and gaming operations conducted therein, as the context may require.

1.13. Casino Gaming Operations means any gaming operations permitted under the Act and offered or conducted at or on the Development.

1.14. Casino Management Agreement means that certain Second Amended and Restated Casino Management Agreement by and between Tenant and HNOMC of even date herewith pertaining to the management and/or operation of the Casino, a copy of which is attached to this Lease as Exhibit "H" and made a part hereof.

1.15. Casino Manager/Operator means HNOMC or any other Person(s) approved by the City (other than employees hired by the Casino Manager/Operator or Tenant) engaged, hired and/or retained by Tenant to manage and/or operate the Casino Gaming Operations.

1.16. Casino Operating Contract means that certain Amended and Renegotiated Casino Operating Contract by and among the State of Louisiana by and through the LGCB, or its successor, Harrah's Jazz Company and Tenant, or its successor, entered into pursuant to the Plan, as it may be amended from time to time, authorizing gaming operations at the Casino in accordance with LSA R.S. 27:201 through 286, as amended.

1.17. Casino Premises means the land described in Exhibit "A-1" attached to this Lease and made a part hereof.

1.18. City means the City of New Orleans. Whenever the term City is used as an indemnitee or an insured, the term City shall include the City and the Mayor and City Council members of the City, and the employees, agents and representatives of the City.

1.19.    City Council means the Council of the City.

1.20. City Lease means that certain Amended and Restated Lease Agreement, dated as of March 15, 1994, pursuant to which the City, as landlord, leased the Leased Premises and the existing Improvements thereon to the Rivergate Development Corporation, as tenant, a copy of which is attached to this Lease as Exhibit "N-1" and made a part hereof, as amended by that certain First Amendment to Amended and Restated Lease Agreement, a copy of which is attached to this Lease as Exhibit "N-2" and made a part hereof (the "City Lease Amendment").

1.21. COC Fiscal Year means the period beginning April 1 of each calendar year and ending March 31 of the following calendar year.

1.22. COC Minimum Payment means the sum of One Hundred Million Dollars ($100,000,000) due the State of Louisiana by and through the LGCB for each COC Fiscal Year.

1.23. Common Stock means the common stock issued by JCC Holding in connection with the Plan.

1.24.    Component shall have the meaning set forth in the GDA.

1.25. Construction Credit Facility means the new bank financing to be obtained by Tenant on the Plan Effective Date pursuant to Section 6.2(h) of the Plan which shall include term loans and a revolving credit facility to be obtained by Tenant on the Plan Effective Date pursuant to Section 6.2(h) of the Plan.

1.26. Control including the terms Controlling, Controlled by and under common Control with, and their correlative meanings, means with respect to a Person the ownership of more than fifty percent (50%) of the beneficial interest or voting power of such Person or the ability, by contract or otherwise, to elect a majority of the directors of a corporation, or otherwise to select, or have the power to remove and select, a majority of those Persons exercising governing authority over an entity.

1.27. Convertible Junior Subordinated Debentures means the convertible junior subordinated debentures to be issued by Tenant in the approximate aggregate principal amount of Twenty-Seven Million Dollars ($27,000,000) pursuant to the Plan.

1.28. CPI means the Consumer Price Index for all Urban Consumers, United States City Average, prepared by the Bureau of Labor Statistics of the Department of Labor of [1984-1986=100], or, if such index shall cease to be published, such other comparable index of inflation as may be reasonably selected by Tenant's Accepted Auditor with Landlord's consent not to be unreasonably withheld or delayed.

1.29. Default Rate means a floating rate of interest at all times equal to the greater of (a) the prime rate of Citibank, N.A., or its successor, plus four percent (4%) per annum or (b) fourteen percent (14%) per annum; provided, however, the Default Rate shall not exceed the maximum rate allowed by applicable law.

1.30.    Development means the Leased Premises and the Improvements.

1.31. Discriminatory means those acts or things which adversely affect Tenant, Landlord or the Development (or any part or use thereof), as the context permits, to the exclusion of others of a like class, or which treat Tenant or the Development (or any part or use thereof) as a class of one. An act or thing shall not be deemed Discriminatory merely because its cost or effect takes into consideration the unique or monopoly characteristics of the Development so long as the procedure or methodology for its determination or its implementation is not Discriminatory.

1.32.    Effective Date means April 27, 1993.

1.33. Encroachment Area means those areas within Poydras Street, Convention Center Boulevard, South Peters Street, Fulton Street, Lafayette Street, Girod Street and Canal Street and adjacent sidewalks and rights of ways upon which the Improvements encroach as generally described in Exhibit "A-10" attached to this Lease and made a part hereof.

1.34. Environmental Law means any of the following laws and all regulations validly promulgated thereunder: Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), the Toxic Substance Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Louisiana Environmental Quality Act, as amended (LSA R.S. 30:2001, et seq.), the Louisiana Solid Waste Management and Resource Recovery Law, as amended (LSA R.S. 30:2151, et seq.), the Louisiana Hazardous Waste Control Law, as amended (LSA R.S. 30:2171, et seq.), the Louisiana Resource Recovery and Development Act, as amended (LSA R.S. 30:2301, et seq.), and the Hazardous Materials Transportation and Motor Carrier Safety Law, as amended (LSA R.S. 32:1501, et seq.).

1.35. Equity Amount means (i) Three Hundred Twenty Million Dollars ($320,000,000), less (ii) the sum of (A) the average aggregate market value of the New Contingent Bonds and the New Bonds over the first twenty (20) days of trading to the extent such amount is in excess of One Hundred Eighty-Seven Million Five Hundred Thousand Dollars ($187,500,000) and (B) the weighted average closing share price of the Common Stock over the first twenty (20) days of trading times the number of outstanding shares.

1.36. Event of Default means any of the events described in Section 21.1 of this Lease.

1.37. Execution Date means the date as of which this Lease is executed and delivered by the parties hereto and the Plan Effective Date has occurred.

1.38. Expiration Date means the last day of the Term, whether by expiration of the Term or early termination of this Lease.

1.39.    Extended Term means an extended term of this Lease as provided in
Section 3.1 of this Lease.

1.40. FF&E means all furniture, furnishings, equipment and fixtures necessary or appropriate to fully and properly operate the Casino.

1.41. Financial Statements means the balance sheet and related statements of income and cash flows prepared in conformity with GAAP substantially in the form attached as Exhibit "L" attached to this Lease and made a part hereof.

1.42. Financially Conditioned means the imposition of an increase in Rent or Additional Charges or other charge, fee, or similar extraction (other than reasonable review, consulting and processing charges in the ordinary course) in connection with the issuance or granting of a consent or approval.

1.43. Financing means the act or process or an instance of raising funds for the Development through the issuance of stocks, bonds, notes, mortgages or other debt or security issuance.

1.44. Fiscal Year means the fiscal year of Tenant that ends on December 31 of each calendar year. The first Fiscal Year shall be the period commencing on the Plan Effective Date and ending on December 31 of the year in which the Plan Effective Date occurs. The term "Full Fiscal Year" means any Fiscal Year containing not fewer than three hundred sixty-four (364) days. Each Partial Fiscal Year shall constitute a separate Fiscal Year.

1.45. GAAP means principles of accounting for casinos set forth in the Audit and Accounting Guide for Audits of Casinos, with conforming changes as of May 1, 1992, prepared by the American Institute of Certified Public

Accountants, as amended from time to time, or if not thereby addressed, other generally accepted accounting principles.

1.46. Gaming Authorities means all agencies, authorities and instrumentalities of the City, State of Louisiana or United States, or any subdivision thereof, having jurisdiction over the gaming or related activities at the Casino, including, but not limited to, the LGCB or its successor.

1.47. Gaming Devices means slot machines, roulette tables, card tables, and any other device that is used for gaming operations at the Casino.

1.48. Gaming Space means that area of the Casino in which gaming activity takes place and does not include support, storage, entertainment, service and other such areas.

1.49. GDA means that certain Amended and Restated General Development Agreement by and between Landlord, Tenant and the City dated of even date herewith, pursuant to which Tenant agrees to construct the Casino and the Support Facilities and undertakes certain other pre-opening obligations.

1.50. Governmental Requirements means all laws, ordinances, statutes, zoning requirements, and agreements of any governmental authority, including but not limited to the Act, that are applicable to the acquisition, demolition, development, construction and operation of the Casino and the Support Facilities.

1.51. Gross Gaming Revenue means the total of all: (a) cash received as winnings; and (b) net credit extended to patrons for the purpose of gaming whether or not evidenced by a credit instrument (including any cashless wagering system); and (c) compensation received for conducting any game in which Tenant or its agent is not a party to a wager; less the total of all cash paid out as losses to patrons directly or indirectly, and those amounts paid to purchase annuities to fund losses paid to patrons over several years by independent financial institutions. In calculating Gross Gaming Revenue, any prizes, premiums, drawings, benefits or tickets, or other items that are redeemable for money or merchandise or other promotional allowance, except money or tokens paid at face value directly to a patron as a result of a specific wager and the amount of cash paid to purchase an annuity to fund winnings paid to that patron over several years by an independent financial institution, must not be deducted as losses from winnings at any game, and this shall include, but not be limited to, travel expenses, food, refreshments, lodging or other services provided by Tenant. "Losses" shall also not include amounts paid to any vendor of gaming devices or equipment, measured by, or paid from, the revenue from any device or equipment, for example "bucket sales", "participation" agreements or "sharing" in the drop.

             For these purposes, "credit instrument" means a writing which evidences a gaming debt, and includes any writing taken in consolidation, redemption or payment of a previous credit instrument. Credit instruments shall include, but not be limited to, all markers, IOUs, promissory notes, returned checks, hold checks or other similar credit instruments, or any other credit arrangement, regardless of the location where the credit is extended, including but not limited to credit cards, lines of credit, cash advances or draws. Amounts collected under a credit instrument shall not be included in the calculation of Gross Gaming Revenue to the extent they have already been properly included under Section 1.51(b) of this Lease.

             For these purposes, "cash" and "credit" shall include any transfer, in whole or in part, by computer, electronic or telephonic funds transfer.

             For purposes of this Section 1.51, "net credit" shall mean the amount of credit extended to patrons less a Two Million Dollar ($2,000,000) reduction for bad debts or other uncollected amounts for each Fiscal Year (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal
Year).

             For purposes of illustrating the computation set forth above, the following shall apply:

                          (1) For each table game, Gross Gaming Revenue equals
             the closing bank roll plus credit slips for cash, chips, or tokens returned to the casino cage plus drop, less opening bank roll and fills to the table.

                          (2) For each slot machine, Gross Gaming Revenue equals
             drop less fills to the machine, jackpot payouts and, if Tenant retains detailed documentation supporting the deduction, the actual cost to Tenant, its agent or employee, or a person Controlling, Controlled by, or under common Control with Tenant, of any personal property (other than the cost of travel, food, lodging, services, and food and beverages) provided for or distributed to the patron as winnings. The initial hopper load is not a fill and does not affect Gross Gaming Revenue. The initial hopper load will be reduced to an assumed average balance of fifty percent (50%) and shall be offset against Gross Gaming Revenue over the first twelve
             (12) months following placement of such slot machine in service. Thereafter it will be assumed that all hoppers are fifty percent (50%) full and there will be no further recognition of or offset against Gross Gaming Revenue owing to changes in hopper loads until the Expiration Date, or, if sooner, upon removal of any slot machine from service, at which time any difference between fifty percent (50%) of the initial hopper load and the hopper load at closing will be recognized as, or, if negative, reduce, Gross Gaming Revenue. Nevertheless, Tenant shall have the right to review and verify changes in hopper loads against Tenant's computerized inventory tracking system or other records accounting for hopper inventory, if existing, to protect its interest in a full reporting of revenues.

                          (3) For each counter game, Gross Gaming Revenue equals
             the money accepted by Tenant on events or games that occur during the month or will occur in subsequent months, less money paid out during the month to patrons on money wagers.

                          (4) For each card game, and any other game in which
             Tenant is not party to a wager, Gross Gaming Revenue equals all money received by Tenant as compensation for conducting the game.

                          (5) Tenant shall not include either shill win or shill
             loss in Gross Gaming Revenue computations.

                          (6) Tenant shall not deduct as losses: (i) theft or
             embezzlement losses, (ii) money paid out on wagers or (iii) other payments and losses to patrons, that are in violation of the Act, from Gross Gaming Revenue.

                          (7) If in any month the Gross Gaming Revenue is less
             than zero, that loss may be carried forward or backward to offset Gross Gaming Revenue within that Fiscal Year. Gross gaming losses may not be offset against Gross Non-Gaming Revenue.

                          (8) The foregoing illustrations do not otherwise
             affect the computation of net credit extended to patrons.

1.52. Gross Non-Gaming Revenues means the total of all value, compensation, interest and income of any kind received by Tenant including, but not limited to, cash and payment of checks, drafts, vouchers, notes, and instruments, and derived from:

                          (1) All sales by Tenant or an Affiliate of Tenant at or from the Development of food, beverages, goods, services, entertainment, parking, rides, wares and/or merchandise or other permitted non-gaming uses, not including any such sales, other than sales by Tenant or an Affiliate of Tenant, within the premises then covered by the Second Floor Non-Gaming Sublease;

                          (2) All Space Tenants or any other person who otherwise gains commercial advantage or revenue from a presence or association with the Development;

                          (3)      The operation of any cafeteria or
                                   restaurant operated by Tenant or an
                                   Affiliate of Tenant on the Development;

                          (4)      The operation of any business or
                                   enterprise owned or operated by Tenant or an Affiliate of Tenant on the Development, including, but not limited to, entertainment and retail establishments; and

                          (5) The sales within the SMSA of any souvenir or clothing items bearing any tradename or servicemark associated with the Casino such as "Harrah's", "Casino", "New Orleans", or any combination thereof.

Gross Non-Gaming Revenues shall also include the profit (as determined by GAAP) derived by Tenant, JCC Holding, any direct or indirect subsidiary of JCC Holding, or any Affiliate Controlling or Controlled by Tenant, from the promotion of any commercial event in the SMSA that uses the trade names and/or good will associated with the Casino.

             Notwithstanding the foregoing, Gross Non-Gaming Revenues shall not include: (i) amounts received that are refunded later as a result of merchandise returns or for any other reason; (ii) the amount of all sales and other taxes collected and paid to the appropriate taxing authorities; (iii) amounts received from the sale of lottery tickets (other than commissions); (iv) amounts received in connection with any bulk sale, sale of trade fixtures or any other sale out of the ordinary course of business; (v) returned security deposits and any other types of returned deposits unless retained and applied to rent or any other item that would be income to Tenant; (vi) delivery charges; (vii) amounts received from charitable collections and promotional sales in connection with charitable collections to the extent those amounts received are contributed to charity;
(viii) amounts received as reimbursements from Space Tenants for taxes, insurance, utilities, and common area expenses; and (ix) rent paid by JCC Development pursuant to the Second Floor Non-Gaming Sublease. Gross Non-Gaming Revenues shall be determined using the cash method of accounting.

1.53. HCCIC means Harrah's Crescent City Investment Company, a Nevada corporation.

1.54.    HET means Harrah's Entertainment, Inc., a Delaware corporation.

1.55. HET/JCC Agreement means that certain HET/JCC Agreement by and between HET, HOCI and Tenant, dated as of even date herewith attached as Exhibit G to the Casino Operating Contract, or any successor or substitute agreement providing for the furnishing of a Minimum Payment Guaranty (as defined in Section 25.1 of the Casino Operating Contract).

1.56. Highest and Best Use means the reasonably probable and legal use of vacant land or improved property, which is physically possible, for which demand is appropriately evidenced, supported, financially feasible, and that results in the highest value.

1.57. HNOMC means Harrah's New Orleans Management Company, a Nevada corporation.

1.58.    HOCI means Harrah's Operating Company, Inc., a Delaware corporation.

1.59. Improvements means, to the extent permanently attached to the ground or a component part of a building or other construction permanently attached to the ground, any buildings, structures, roads, roadways, mechanical devices, landscaping, facilities and appurtenances constructed and situated now or at anytime hereafter upon the Leased Premises.

1.60.    Initial Term means the initial term of this Lease as provided in
Section 3.1 of this Lease.

1.61. JCC Development means JCC Development Company, L.L.C., a Louisiana limited liability company, and its successors and assigns.

1.62. JCC Holding means JCC Holding Company, a Delaware corporation, and its successors and assigns.

1.63. JCC Intermediary means JCC Intermediary Company, L.L.C., a Louisiana limited liability company, and its successors and assigns, if formed in accordance with Section 5.6 of this Lease.

1.64. Lafayette Subsurface Area means the property described in Exhibit "A-6" attached to this Lease and made a part hereof.

1.65. Landlord means the Rivergate Development Corporation, a Louisiana public benefit corporation formed on the 7th day of April, 1993 by virtue of Louisiana Revised Statute Title 12, Sections 201-269 and Title 41:1212(G), and Ordinance Calendar No. 18,430, adopted by the City Council on April 1, 1993, as amended on the date Ordinance Calendar No. 18,483 was adopted by the City Council, a certified copy of which is attached to this Lease as Exhibit "O" and made a part hereof, together with its successors, successors-in-title, transferees and assigns. Whenever the term Landlord is used as an indemnitee, the term Landlord shall include the Landlord and the shareholders, officers, directors, employees, agents and representatives of Landlord.

1.66. Lease means this amended and restated lease document, as it may be amended, modified, restated or supplemented from time to time including all exhibits thereto.

1.67. Leased Premises means the Casino Premises, the Poydras Street Support Facility Premises, the Poydras Tunnel Area, the Lafayette Subsurface Area, the Pedestrian Bridge Areas and the Encroachment Area.

1.68.    Leasehold Mortgage means a mortgage on this Lease and the Improvements.

1.69. Leasehold Mortgagee means the holder from time to time of a Leasehold Mortgage.

1.70.    LGCB means the Louisiana Gaming Control Board or its successors.

1.71. Loan Default means a default by Tenant on an obligation to a Leasehold Mortgagee that entitles the Leasehold Mortgagee to exercise the right to foreclose upon, acquire, or possess this Lease and the Improvements.

1.72. Manager's Property means any System Marks, confidential or proprietary information or other property which may be subject to removal from the Casino by the Casino Manager/Operator pursuant to Section 12.02 of the Casino Management Agreement.

1.73.    MAR means the market appreciation right of Landlord as provided in
Section 4.15 of this Lease.

1.74. Master Plan shall have the meaning set forth in the Second Floor Non-Gaming Sublease.

1.75.    Mayor means the Mayor of the City.

1.76. New Bond Documents means the documentation in connection with the New Bonds and the New Contingent Bonds, as more particularly defined in the Plan.

1.77. New Bonds means the Senior Subordinated Notes due 2009 to be issued pursuant to the Plan in the aggregate noncontingent principal amount of One Hundred Eighty-Seven Million Five Hundred Thousand Dollars ($187,500,000), as more particularly defined in the Plan.

1.78. New Contingent Bonds means the Senior Subordinated Contingent Notes due 2009 to be issued under the Plan, as more particularly defined in the Plan.

1.79. Open Access Plans means the Amended and Restated Open Access Plans adopted by Tenant pursuant to this Lease and in connection with the Open Access Program.

1.80. Open Access Program means the program hereby established by Landlord and Tenant as the Open Access Program, a copy of which is attached as Exhibit "C" to this Lease and made a part hereof.

1.81. Opening Date means the first day on which the Casino is open for business to the general public.

1.82.    Original Amended Lease Execution Date means March 15, 1994.

1.83. Partial Fiscal Year means any of (i) the partial Fiscal Year commencing with the Opening Date and ending on December 31 of the year in which the Opening Date occurs or (ii) the partial Fiscal Year commencing after the end of the last Full Fiscal Year of the Term and ending with the expiration of the Term or earlier termination of this Lease.

1.84. Pedestrian Bridge Areas means those areas above the surface of Poydras, Fulton and Lafayette Streets described in Exhibit "A-9" attached hereto and made a part hereof.

1.85. Person means any individual, partnership, corporation, association, unincorporated organization, trust or other entity, including but not limited to, any government or agency or subdivision thereof, and the heirs, executors, administrators, legal representatives, successor and assigns of such Person where the context so permits.

1.86.    Phase shall have the meaning set forth in the GDA.

1.87. Phase I and II Construction shall have the meaning set forth in the GDA.

1.88. Poydras Street Support Facility Premises means the land described in Exhibit "A-7" attached to this Lease and made a part hereof.

1.89. Poydras Tunnel Area means the property described on Exhibit "A-8" attached to this Lease and made a part hereof.

1.90. Proceeds of Major Capital Event(s) means the net proceeds of any Capital Transaction (after deduction of closing costs and expenses), but excluding proceeds (1) used to discharge outstanding debt of Tenant or (2) used for dividends or distributions from JCC Holding to the Shareholders until such time as the Shareholders have received dividends or distributions from JCC Holding in a cumulative aggregate amount equal to the Equity Amount.

1.91.    Rent means the rent described in Section 4.3 of this Lease.

1.92. Second Floor Non-Gaming Sublease means that certain Second Floor Non-Gaming Sublease between Tenant and JCC Development of even date herewith pertaining to the sublease of approximately one hundred thirty thousand (130,000) square feet of net rentable area on the second floor of the Casino, as outlined on the floor plan attached as Exhibit "B" to the Second Floor
Non-

Gaming Sublease, for non-gaming uses, a copy of which is attached hereto as Exhibit "M" and made a part hereof.

1.93.    Secured Debt means a debt of Tenant secured by a Leasehold Mortgage.

1.94. Shareholder(s) means the shareholders of JCC Holding as described in the Plan or their (if required, approved) successors and assigns, or any of them.

1.95.    Site Mobilization means December 31, 1994.

1.96.    Site Reactivation Date shall have the meaning set forth in the GDA.

1.97. SMSA means the Greater New Orleans Standard Metropolitan Statistical Area, as defined by the United States Department of Commerce, United States Census Department, in the 1990 Census.

1.98. Space Lease means any lease, sublease, including, without limitation, the Second Floor Non-Gaming Sublease, franchise, license or other agreement other than this Lease or the Casino Management Agreement that would permit or allow a Person to use and/or maintain space as a tenant in or on the Development.

1.99.    Space Tenant means the tenant under a Space Lease.

1.100. Square 26 Property means the land and the improvements thereon donated to the City by Harrah's Jazz Company by that certain Act of Donation dated November 15, 1994 and recorded in the Conveyance Office of the Parish of Orleans on November 16, 1994 at Book 928, Folio 748 as document No. 94-52753.

1.101. Subdebt means the Ten Million Dollar ($10,000,000) junior subordinated credit facility to be provided by HET or an affiliate of HET to Tenant pursuant to the Plan (including, without limitation, the issuance of securities, if any).

1.102.   Substantial Completion shall have the meaning set forth in the GDA.

1.103.   Suitable Lender means:

                (1) any insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended;

                (2) any investment company registered under the Investment Company Act of 1940, as amended;

                (3) any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended;

                (4) any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

                (5) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

                (6) any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended;

                (7) any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraph (5) or (6) of this Section 1.103;

                (8) any business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

                (9) any organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, corporation, partnership, or Massachusetts or similar business trust;

                (10) any investment adviser registered under the Investment Advisers Act of 1940, as amended;

                (11) any real estate investment trust registered with the United States Securities and Exchange Commission, excluding Tenant and Tenant's Affiliates;

                (12) any dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934, as amended;

                (13) any entity, all of the equity owners of which are "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended) acting for its own account or the accounts of other qualified institutional buyers;

                (14) any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act of 1933, as amended, or any foreign bank or savings and loan association or equivalent institution or any investment fund that participates in a bank syndication (and purchaser that takes an assignment interest in the bank syndication), excluding Tenant and Tenant's Affiliates;

                (15) any investor or group of investors purchasing debt securities of Tenant in any public offering registered pursuant to the Securities Act of 1933, as amended, or any private placement;

                (16) HET and HOCI as to any loan made pursuant to, or arising as a result of advances made pursuant to, the Amended and Restated Completion Loan Agreement, the Amended and Restated Construction Lien Indemnity Obligation Agreement, the guarantee by HET and HOCI of the Construction Credit Facility pursuant to the Plan, the indemnity by HET or HOCI to the provider of the surety bond attached as Exhibit C to the GDA, the guaranty provided by HET and HOCI pursuant to the HET/JCC Agreement, and the Subdebt; provided that such treatment shall not allow HET or HOCI to have any additional or longer cure period than is provided to Leasehold Mortgagees pursuant to Article XXIII of this Lease; and

                (17) HET and entities Controlled by, under common Control with, or Controlling HET as to any Financing made by such entity pursuant to
        Section 23.2 of this Lease; provided that such treatment shall not allow HET or HOCI to have any additional or longer cure period than is provided to Leasehold Mortgagees pursuant to
        Article XXIII of this Lease.

1.104. Support Facilities means the Improvements on the Support Facilities Premises or the business and operations conducted thereon, as the context may require.

1.105. Support Facilities Premises means the Poydras Street Support Facility Premises, the Employee and Bus Parking Support Facility Premises, the Employee and Bus Parking Facility Servitude Area, the Employee and Bus Parking Facility Access Servitude Area, the Observation Tower Servitude Area, the Poydras Tunnel Area, the Lafayette Subsurface Area, the Pedestrian Bridge Areas and the Encroachment Area.

1.106. System Marks shall have the meaning set forth in the Casino Management Agreement.

1.107. Tenant means Jazz Casino Company, L.L.C., a Louisiana limited liability company, its assignees as same are permitted in the Lease or any successors in interest. Whenever the term Tenant is used as an indemnitee, the term Tenant shall mean Tenant, JCC Intermediary (if formed in accordance with Section 5.6 of this Lease), JCC Development and JCC Holding and their respective shareholders, officers, directors, employees, agents and representatives.

1.108. Tenant's Property means all movable property leased or owned by Tenant that has been brought onto the Development by Tenant or its employees, agents, servants or contractors, including, but not limited to, gaming devices and machines, removable temporary buildings, and card or gaming tables. Tenant's Property shall not include the Improvements, any of Manager's Property, any property owned by Landlord or the City or any immovable property.

1.109. Term means the Initial Term and any Extended Term for which the option to extend as provided in this Lease has been properly exercised.

1.110. Other Defined Terms . The following terms shall have the meaning defined for such terms in the Sections of this Lease set forth below:

          1992 Act ............................................................................Section 32.3
          Accelerated Liability.........................................................Section 21.3(c)(ii)
          Accepted Auditor.....................................................................Section 14.3
          Adjustment........................................................................Section 4.20(b)
          Alterations.......................................................................Section 16.1(a)
          Annual Audit......................................................................Section 14.3(b)
          Architect.........................................................................Section 12.2(a)
          Audubon Payments......................................................................Section 4.7
          Bankruptcy Court.........................................................................Recitals

          Big Six Firms........................................................................Section 14.2
          Budget ..............................................................................Section 19.1
          Budget Escrow Account................................................................Section 19.1
          Capital Replacement Fund..........................................................Section 19.8(a)
          Change in Use.....................................................................Section 4.20(a)
          Change of Control.................................................................Section 24.1(c)
          City Agreement...........................................................................Recitals
          City-Controlled Entity............................................................Section 32.4(d)
          City/Landlord Award..................................................................Section 15.3
          City Lease Amendment.................................................................Section 1.20
          City Payments.......................................................................Section 4.4.1
          Condemnation......................................................................Section 15.1(a)
          Condemnation Escrow Account..........................................................Section 15.4
          Condemnation Escrow Agent............................................................Section 15.4
          Condemnation Work....................................................................Section 15.4
          Contingent Payments................................................................Section 4.8(a)
          Deadline Date.........................................................................Section 3.2
          Discount Rate.....................................................................Section 21.3(j)
          Disputed Funds....................................................................Section 21.1(g)

          Disputed Funds Escrow Account.....................................................Section 21.1(g)
          Disputed Funds Escrow Agent.......................................................Section 21.1(g)
          Donated Property.....................................................................Section 4.16
          Employee and Bus Parking Facility Access Servitude Area...........................Section 4.18(c)
          Employee and Bus Parking Facility Servitude Area..................................Section 4.18(b)
          Employee and Bus Parking Support Facility Premises................................Section 4.18(a)
          Environmental Matters................................................................Section 18.2
          Equivalent Payments............................................................Section 6.6(g)(ii)
          Excess ........................................................................Section 21.3(b)(i)
          Excess Proceeds...................................................................Section 23.3(c)
          Exchange Act.........................................................................Section 14.2
          First Leasehold Mortgagee..........................................................Section 6.6(e)
          Full Fiscal Year.....................................................................Section 1.44
          Gaming Percentage Statement........................................................Section 4.4(b)
          Gross Gaming Payments.................................................................Section 4.4
          Gross Gaming Percentage Amount.....................................................Section 4.4(a)
          Gross Non-Gaming Payments.............................................................Section 4.9
          Guaranty ........................................................................Section 32.25(a)
          Harrah's Jazz Company....................................................................Preamble

          Harrah's S&RP........................................................................Section 19.3
          House Bank...........................................................................Section 19.6
          ICS.................................................................................Section 19.13
          Impositions........................................................................Section 9.1(a)
          Insurance Trustee.................................................................Section 12.2(a)
          JCC S&RP ............................................................................Section 19.3
          Key Casino Personnel...............................................................Section 5.3(b)
          Landlord's Audit..................................................................Section 14.3(b)
          Landlord's Sublease Rent..........................................................Section 4.13(c)
          Liens ............................................................................Section 10.2(a)
          Local Firm........................................................................Section 14.3(a)
          Major Condemnation................................................................Section 15.1(b)
          MAR Exercise Notice..................................................................Section 4.15
          MAR Payment..........................................................................Section 4.15
          Marks .............................................................................Section 5.3(d)
          Minimum Payments.....................................................................Section 4.19
          Minor Condemnation................................................................Section 15.1(c)
          Morris F.X. Jeff Auditorium..........................................................Section 4.21
          Natural Breakpoint.................................................................Section 4.9(b)

          Net Market Appreciation..............................................................Section 4.15
          New Lease............................................................................Section 23.6
          Nominee ..........................................................................Section 23.3(a)
          Non-Gaming Minimum Payment.........................................................Section 4.9(a)
          Non-Gaming Percentage Payment......................................................Section 4.9(b)
          Non-Gaming Percentage Statement....................................................Section 4.9(b)
          Non-Insider Claims...................................................................Section 1.11
          Non-Structural Alteration.........................................................Section 16.1(d)
          Observation Tower Servitude Area..................................................Section 4.18(d)
          Option Period......................................................................Section 6.6(f)
          Original Amended Lease...................................................................Preamble
          Other Operator.....................................................................Section 6.6(e)
          Plan.....................................................................................Recitals
          Plan Effective Date......................................................................Recitals
          Possession Date.......................................................................Section 6.3
          Pre-Opening Date Rent...............................................................Section 4.9.2
          Preservation Costs...................................................................Section 19.6
          Proceeds .........................................................................Section 15.1(d)
          Profit............................................................................Section 24.1(e)

          Property/Casualty Insurance.......................................................Section 13.1(a)
          Qualified Appraiser...............................................................Section 4.20(c)
          Qualified Net Worth..................................................................Section 22.2
          Railroad Lease....................................................................Section 4.18(a)
          Related Party........................................................................Section 1.11
          Re-letting Expenses...........................................................Section 21.3(b)(ii)
          Rental Adjustment Date................................................................Section 4.3
          Repair Work.......................................................................Section 12.2(a)
          Replacement Casino.............................................................Section 6.6(g)(ii)
          Riverboat Casino......................................................................Section 8.4
          School Board Payments.................................................................Section 4.6
          Second Audit......................................................................Section 14.3(b)
          Secured Areas........................................................................Section 17.2
          Secured Obligations................................................................Section 6.6(e)
          Special Event Charges.................................................................Section 9.7
          Statutory Limit..................................................................Section 32.13(b)
          Tenant Award.........................................................................Section 15.3
          Tenant's Notice....................................................................Section 5.3(d)
          Third Party Environmental Matters....................................................Section 18.3

          Transfer..........................................................................Section 24.1(a)
          Transferee........................................................................Section 24.1(c)
          Transferor........................................................................Section 24.1(e)
          Transfer Payment..................................................................Section 24.1(e)
          Transition Fund......................................................................Section 19.6
          Transition Period....................................................................Section 19.6
          Uncured Event of Default..........................................................Section 21.3(a)

                                   ARTICLE II.

                                 LEASED PROPERTY

Section 2.1. Unsubordinated Lease

        In consideration of the obligation of Tenant to pay Rent and the Additional Charges and to construct, build and operate the Casino and the Support Facilities in accordance with this Lease and the GDA, and in consideration of the other terms, provisions, covenants and conditions of this Lease, Landlord hereby leases to Tenant and Tenant hereby takes, accepts and leases of and from Landlord the Leased Premises and the Improvements existing on the Leased Premises. Landlord and Tenant acknowledge that Tenant has entered into the Second Floor

Non-Gaming Sublease, and Landlord consents to and approves the Second Floor Non-Gaming Sublease.

                                  ARTICLE III.

                                  TERM OF LEASE

Section 3.1.   Term

      The Initial Term of this Lease shall be thirty (30) years plus the amount of time between the Effective Date and the Execution Date commencing on the Effective Date. Tenant shall have the right and option to extend this Lease and concurrently therewith, the Second Floor Non-Gaming Sublease (unless the Second Floor Non-Gaming Sublease shall be sooner terminated pursuant to the terms and conditions set forth therein), for three (3) consecutive Extended Terms of ten
(10) years each unless this Lease shall be sooner terminated pursuant to the terms and conditions set forth herein; provided, however, that the option to extend this Lease and the Second Floor Non-Gaming Sublease for Extended Terms may be exercised only if there is no outstanding Event of Default.

Section 3.2.   Extension Procedure

      Tenant may exercise its right to extend this Lease and the Second Floor Non-Gaming Sublease for each of the Extended Terms by giving notice to Landlord not less than one (1) year (the "Deadline Date") prior to the expiration of the then current Initial or Extended Term. If Tenant does not timely notify

Landlord of Tenant's election to renew by the Deadline Date, Landlord shall at any time after the expiration of the Deadline Date give to Tenant and to each Leasehold Mortgagee a written notice stating that the Deadline Date has passed. Tenant or any Leasehold Mortgagee may nevertheless exercise the right to renew within thirty (30) days after the receipt of Landlord's notice. Notwithstanding the foregoing, if Tenant or any Leasehold Mortgagee does not exercise its option to extend the Term for any Extended Term, the Lease and the Second Floor Non-Gaming Sublease shall terminate at the end of the then current Term, giving to Landlord all rights, title and interest in the Development, including, but not limited to, the right to enter the property and take full possession of the Development and all Improvements without any compensation or payment to Tenant free and clear of any mortgages or security interests. The terms, covenants, conditions and provisions in effect during the Extended Terms shall be the same as those in effect during the Initial Term.

                                  ARTICLE IV.

                           RENT AND ADDITIONAL CHARGES

Section 4.1.   Initial Lease Payments

      On the Effective Date, Harrah's Jazz Company, as Tenant's predecessor in interest under the Original Amended Lease, paid to Landlord a non-refundable payment of Fifteen Million Dollars ($15,000,000), receipt of which is hereby acknowledged by Landlord. Harrah's Jazz Company, as Tenant's predecessor in interest under the Original Amended Lease, has paid an additional nonrefundable (except as provided in Section 4.20 of this Lease) payment of Fifteen Million Dollars ($15,000,000) (which was reduced by Six Hundred Fifty Thousand Dollars ($650,000), the amount paid by Harrah's Jazz Company to the City on October 8, 1993), which was deemed earned on the Effective Date.

Section 4.2.   Mobilization Payment

      In addition to the payments described in Section 4.1 of this Lease, Harrah's Jazz Company has paid to Landlord a non-refundable mobilization payment of Eight Million Seven Hundred Fifty Thousand Dollars ($8,750,000), which was deemed earned on the Effective Date.

Section 4.3.   Rent

      Subject to Section 4.19 of this Lease, commencing on the Opening Date (or, if applicable, as set forth in Section 4.9.2 of this Lease), Tenant shall pay to Landlord as rent (the "Rent") the amount of Five Million Dollars ($5,000,000) per year for each of the first five (5) years after the Opening Date. On the fifth anniversary of the Opening Date and on each fifth anniversary thereafter during the Term (each a "Rental Adjustment Date"), unless the provisions of Section

23.10 of this Lease are applicable, the Rent shall be increased by Two Million Five Hundred Thousand Dollars ($2,500,000) unless such increase would cause the Rent to exceed three percent (3%) of Gross Gaming Revenues for the Fiscal Year immediately preceding the Rental Adjustment Date, in which case the Rent for the five (5) year period following the Rental Adjustment Date will be the greater of
(i) the Rent for the Fiscal Year immediately preceding the Rental Adjustment Date or (ii) an amount equal to three percent (3%) of Gross Gaming Revenues for the Fiscal Year immediately preceding the Rental Adjustment Date.

Section 4.4.   Gross Gaming Payments

      Subject to Section 4.19 of this Lease and in addition to the Rent, commencing on the Opening Date, Tenant shall pay to Landlord gross gaming payments based on Gross Gaming Revenues (the "Gross Gaming Payments"). The Gross Gaming Payments for each Fiscal Year shall equal the amount by which the Gross Gaming Percentage Amount for that Fiscal Year exceeds the Rent payable in the same Fiscal Year.

      (a) "Gross Gaming Percentage Amount" for a Fiscal Year shall be equal to the sum of the amounts obtained by multiplying the following applicable percentages by the following incremental amounts of the Gross Gaming Revenues received in that Fiscal Year plus One Hundred Thousand Dollars ($100,000) per year:


           Gross Gaming Revenues
                (Millions)                                                  Applicable
               In Excess of:                         To:                    Percentage
               -------------                         ---                    ----------
                     0                               350.0                    3.000%
                   350.0                             375.0                    3.500%
                   375.0                             400.0                    4.000%
                   400.0                             425.0                    4.500%
                   425.0                             450.0                    5.000%
                   450.0                             475.0                    5.500%
                   475.0                             500.0                    6.000%
                   500.0                             525.0                    6.500%
                   525.0                             550.0                    7.000%
                   550.0                             575.0                    7.500%
                   575.0                               --                     8.000%

                  "For example, if in Fiscal Year "A" the amount of the Gross Gaming Revenues is $400,000,000, then the Gross Gaming Percentage Amount in Fiscal Year "A" would be $12,475,000 [($350,000,000 x .0300) + ($25,000,000 x .0350) + ($25,000,000
                  x .0400) + ($100,000)]. Further illustrating, if the Rent payable in Fiscal Year "A" is $5,000,000, then the amount of Gross Gaming Payments payable in Fiscal Year "A" would be $7,475,000 ($12,475,000 - $5,000,000)."

      (b) On or before the twentieth day after the end of each month beginning with the first full month after the Opening Date, Tenant shall deliver to Landlord a statement (the "Gaming Percentage Statement") of the Gross Gaming Revenues for the previous month and for the Fiscal Year to date. At such time as Gross Gaming Revenues for the Fiscal Year to date exceed Three Hundred Fifty Million

Dollars ($350,000,000), as set forth on the Gaming Percentage Statement, Tenant shall pay to Landlord with the Gaming Percentage Statement for such month, and for each month thereafter, any unpaid Gross Gaming Percentage Amount then due in accordance with this Section 4.4. Gross Gaming Payments shall be computed separately with respect to each Fiscal Year based on the amount of the Gross Gaming Revenues received in that Fiscal Year, and there shall be no carry backs or carry forwards with respect to any Fiscal Year.

Section 4.4.1. City Payments

      Commencing on the Opening Date, Tenant shall make payments to the City (the "City Payments") in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) for each Fiscal Year during the Term in which Tenant receives Gross Gaming Revenue in the amount of Three Hundred Fifty Million Dollars ($350,000,000) or more. The City Payments shall be payable in monthly installments in the amount of One Hundred Four Thousand One Hundred Sixty-Seven Dollars ($104,167) each. The first such installment shall be payable on the Opening Date and subsequent installments shall be due on the same day of each succeeding calendar month during the Term.

      Not later than ninety (90) days after the end of each Fiscal Year, Tenant shall submit to the City a report showing:

            (1)   Gross Gaming Revenue for such Fiscal Year;

            (2) The total amount of the City Payments made and overpayment credits applied, if any, for such Fiscal Year; and

            (3)   The amount of the City Payments due for such Fiscal Year.

      If the amount of the City Payments due to the City for any Fiscal Year is less than the amount paid, Tenant shall receive a credit in the amount of the overpayment only against the installments of the next year's City Payments in the order in which they become due. If Tenant does not receive Gross Gaming Revenue of Three Hundred Fifty Million Dollars ($350,000,000) or more in a Fiscal Year, the credit for the City Payments made with respect to that Fiscal Year shall continue to be carried forward to the earliest succeeding Fiscal Year for which City Payments are due; provided that any such credit shall only be applied against any such City Payments and not as a credit or setoff against Rent or other Additional Charges due or to become due Landlord or the City pursuant to this Lease or otherwise. At the end of the Term or any earlier termination pursuant to the terms and conditions of this Lease, any unused credit shall be extinguished and deemed released by Tenant and neither the City nor Landlord shall have any obligation to refund to Tenant, nor shall Tenant have any claim to recover, any such unused credit. The City Payments shall be prorated for each Partial Fiscal Year during the Term. The City Payments shall not constitute or be deemed a payment for support services within the meaning of LSA R.S. 27:247, and the parties to this Lease acknowledge and agree that Tenant is not liable for payment of support services under LSA R.S. 27:247.

      The City has released and returned undrawn the letter of credit in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) issued by Bankers Trust Company in favor of the City securing the payment of the City Payments. No such security shall henceforth be required with respect to the City Payments.

Section 4.5.   Resident Parking Payment

      In the event that an ordinance of the City becomes effective creating 24-hour residential parking zones and 24-hour residential parking programs in the French Quarter, Faubourg Marigny and/or Treme, Tenant shall pay to the City within thirty (30) days after opening the Casino the sum of Sixty Thousand Dollars ($60,000) for the first year of operation of the Casino to administer these programs.

Section 4.5.1. Additional Payments

      (a) Tenant agrees to pay to the City a one-time payment equal to Eight Hundred Seventy-Five Thousand Dollars ($875,000) on or before December 31, 1999.

      (b) After the first anniversary of the Opening Date and on or prior to the second anniversary of the Opening Date, Tenant agrees to pay to the City a one-time payment equal to Eight Hundred Seventy-Five Thousand Dollars ($875,000).

      (c) Tenant agrees to pay to the City an aggregate amount of Five Hundred Thousand Dollars ($500,000) during the second year after the Opening Date, which shall be payable in four (4) equal installments of One Hundred Twenty-Five Thousand Dollars ($125,000) in accordance with this Section 4.5.1. The first installment of One Hundred Twenty-Five Thousand Dollars ($125,000) shall be paid to the City on the fifteen month anniversary of the Opening Date and each installment thereafter shall be paid to the City on the three month anniversary of the preceding payment, with the final installment of One Hundred Twenty-Five Thousand Dollars ($125,000) to be paid to the City on the second anniversary of the Opening Date.

Section 4.5.2. Trade Name Licenses

      In the event Tenant licenses to third parties the manufacture and/or distribution of trademarked, copyrighted or other intellectual property, the licensing program will be open to third party applicants and local vendors who meet Tenant's licensing standards at reasonable and nondiscriminatory rates.

Section 4.6.   School Board Payments

      Tenant agrees (by payment into a segregated account) to pay to the City Two Million Dollars ($2,000,000) per Fiscal Year (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal Year) during the Initial Term and any Extended Term after the Opening Date with the first payment to be made within six (6) months after the Opening Date and thereafter on each annual anniversary thereof (the "School Board Payments"). The School Board Payments shall be dedicated to capital projects addressing health, safety, and teaching and learning environment issues in the school facilities, with any disbursement to the Orleans Parish School Board for such capital projects to be the sole responsibility of the City Council. The School Board Payments shall increase cumulatively on each annual anniversary of the Opening Date by a percentage equal to the annual percentage increase in the revised CPI.

Section 4.7.   Audubon Park Payments

      Harrah's Jazz Company assumed, and Tenant has succeeded to Harrah's Jazz Company's obligation with respect to, the City's financial obligation in the amount of Two Hundred Thousand Dollars ($200,000) per year to the Audubon Park Commission under Section 11.2 of the Riverfront Economic Development Agreement dated April 30, 1992, between the City, the Board of Commissioners of the Port of New Orleans and the Audubon Park Commission (the "Audubon

Payments"). Subject to Section 4.19 of this Lease, Tenant shall make these payments under the terms and conditions provided in that agreement.

Section 4.8.   Contingent Payment Agreement

      (a) Subject to the provisions of Section 4.15 of this Lease, Tenant shall pay Landlord four and 99/100 percent (4.99%) of Cash Flow and Proceeds of Major Capital Events dividended or distributed to the Shareholder(s) (the "Contingent Payments"). The Contingent Payments shall be paid to Landlord at the time the proceeds are dividended or distributed to Shareholder(s), loaned to Shareholder(s) or their affiliates or applied to pay the separate obligations of Shareholder(s). Distributions of Cash Flow or Proceeds of Major Capital Events by Tenant to JCC Holding (or, if JCC Intermediary is formed in accordance with Section 5.6 of this Lease, distributions of Cash Flow and Proceeds of Major Capital Events by Tenant to JCC Intermediary or by JCC Intermediary to JCC Holding) shall not result in an obligation to make a Contingent Payment, nor shall the transfer by Harrah's Jazz Company to Tenant of the rights and obligations of this Lease and related documents. Tenant shall not determine or distribute Cash Flow or Proceeds of Major Capital Events in a manner that is Discriminatory to Landlord vis a vis the Shareholder(s). Notwithstanding anything to the contrary herein, it is agreed that neither Landlord nor the City shall be entitled to an equity or ownership interest in Tenant and that the Contingent Payments provided in this Section 4.8 constitute additional consideration under this Lease.

      (b) Notwithstanding any provision, contract or agreement to the contrary, if Tenant shall pay or otherwise distribute anything of value to the Casino Manager/Operator as a Termination Fee (as defined in the Casino Management Agreement), such payment and/or distribution of anything of value shall have no effect and be null and void unless, prior to such payment or distribution, Tenant shall pay to Landlord two and one-half percent (2.5%) of the total payment or distribution to be made to the Casino Manager/Operator. At least thirty (30) days prior to any proposed payment or distribution to the Casino Manager/Operator as provided in this Section 4.8, Tenant shall notify Landlord of any such proposed payment or distribution. Anything to the contrary notwithstanding, the foregoing provisions shall not apply to a Leasehold Mortgagee which is a Suitable Lender; provided that such exclusion shall not operate to exclude from this Section 4.8 any payment to the Casino Manager/Operator from a Leasehold Mortgagee which is a Suitable Lender.

Section 4.9.   Gross Non-Gaming Payments

      Subject to Section 4.19 of this Lease, commencing on the Opening Date, Tenant shall pay to Landlord gross non-gaming payments based on Gross Non-

Gaming Revenues (the "Gross Non-Gaming Payments"). The Gross Non-Gaming Payments in any Fiscal Year shall be an amount equal to the sum of the following Non-Gaming Minimum Payments and Non-Gaming Percentage Payments. In no event shall the Gross Non-Gaming Payment be less than One Million Seven Hundred Thousand Dollars ($1,700,000) per Fiscal Year (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal Year).

      (a) The "Non-Gaming Minimum Payment" is equal to One Million Seven Hundred Thousand Dollars ($1,700,000) per Fiscal Year (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal Year). The Non-Gaming Minimum Payment shall be payable in equal monthly installments of One Hundred Forty-One Thousand Six Hundred Sixty-Six and 67/100 Dollars ($141,666.67) as part of the Minimum Payments.

      (b) The "Non-Gaming Percentage Payment" for each Fiscal Year is equal to six percent (6%) of the amount by which Gross Non-Gaming Revenues in that Fiscal Year exceeds Twenty-Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($28,333,333.33) (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal Year) (the "Natural Breakpoint"). On or before the twentieth day after the end of each month beginning with the first full month after the Opening Date, Tenant shall deliver to

Landlord a statement (the "Non-Gaming Percentage Statement") of the Gross Non-Gaming Revenues for the preceding month and for the Fiscal Year to date. If the Non-Gaming Percentage Payment payable for the Fiscal Year to date, as shown on the Non-Gaming Percentage Statement, exceeds the amount of the Non-Gaming Percentage Payment paid for the Fiscal Year to date, Tenant shall pay to Landlord with the Non-Gaming Percentage Statement the amount then due. Non-Gaming Percentage Payments shall be computed separately with respect to each Fiscal Year based on the Gross Non-Gaming Revenues received in that Fiscal Year, and there shall be no carry backs or carry forwards with respect to any Fiscal Year. Notwithstanding the foregoing, if during any period prior to the Opening Date, any portion of the Development other than the Casino is placed into commercial use (excluding the uses existing at the time of the Effective Date and any non-material changes thereto), then Tenant shall pay to Landlord, on or before the twentieth day after the end of each calendar month (or part thereof) during such period prior to the Opening Date, six percent (6%) of the Gross Non-Gaming Revenues derived by Tenant during such calendar month from such portion.

Section 4.9.1. Interim Payments

      Harrah's Jazz Company has paid Landlord the sum of Fifty Thousand Dollars ($50,000) each month for the period commencing on the day which was sixty (60) days after the Original Amended Lease Execution Date and ending on July 15, 1994, the day Harrah's Jazz Company executed its initial casino operating contract.

Section 4.9.2. Pre-Opening Date Rent

      Tenant shall pay to Landlord as pre-Opening Date rent (the "Pre-Opening Date Rent") the amount of Seven Hundred Thirty-Six Thousand Dollars ($736,000) per month on the first day of each month from the Plan Effective Date through the Opening Date; provided, however, if the Opening Date has not occurred on or prior to November 1, 1999 (unless and only to the extent extended pursuant to Article XII of the GDA), the amount of Pre-Opening Date Rent for any period after and including the month of November 1999 and prior to the Opening Date shall be increased to the Minimum Payments as provided in Section 4.19 of this Lease. If the Plan Effective Date shall occur on a date other than the first day of a month, the remaining prorated portion of any Seven Hundred Thirty-Six Thousand Dollars ($736,000) per month interim rent previously paid by Tenant for such month pursuant to the City Agreement shall be offset against Pre-Opening Date Rent payable under this Lease for the period from the Plan Effective Date until the end of the month in which the Plan Effective Date occurs.

Section 4.10.  Net Lease

      It is the purpose and intent of Landlord and Tenant that the Rent and Additional Charges payable hereunder shall be net to Landlord so that this Lease shall yield to Landlord a sum not less than the payments specified in this Lease in each year that such is applicable during the Term and that all costs, expenses and charges of every kind and nature relating to the Development that may be attributed to, or become due during the Term of, this Lease after the Plan Effective Date shall be paid by Tenant, specifically excluding any Impositions, charges or assessments of any nature which are Discriminatory, unless provided for in this Lease.

Section 4.11.  Prorated Payments

      Should any payment required by this Lease be due for a period less than a full week, month, quarter, year or other installment period (e.g., a payment due in the middle of a month), the amount due shall be prorated on a per diem basis calculated on the number of days in the applicable installment period.

Section 4.12.  Payment Terms

      All Rent and Additional Charges coming due under this Lease shall be paid to Landlord, except as otherwise expressly provided to the contrary in this Lease, without notice or demand and without abatement, deduction, reduction or setoff at Landlord's address set forth in Section 32.6 of this Lease, or at such other place as

Landlord may designate by prior written notice to Tenant. If the scheduled date for a payment is not a Business Day, the payment shall be due and payable on the next succeeding Business Day. All Rent and Additional Charges shall be paid or caused to be paid by Tenant in lawful money of the United States of America by wire transfer or any other method of payment acceptable to Landlord and Tenant.

Section 4.13.  Second Floor Non-Gaming Sublease

      (a) On the Execution Date, Tenant has entered into the Second Floor Non-Gaming Sublease. Landlord, Tenant and JCC Development shall agree upon the Master Plan in accordance with the Second Floor Non-Gaming Sublease, which establishes guidelines for the development of the second floor regarding rent, tenant improvements and concessions, permissible uses, brokerage fees and an initial capital improvement budget; provided that any failure of Landlord, Tenant and JCC Development to agree upon the Master Plan or the City Council to approve the Master Plan shall not be a breach or default under this Lease by Landlord, Tenant or the City. Tenant shall not consent to any waiver of or modification to the Second Floor Non-Gaming Sublease or the Master Plan without the prior written consent of Landlord, the City and the City Council.

      (b) Subject to LGCB approval and the terms of the Second Floor Non-Gaming Sublease, Tenant may convert any portion of the second floor space to

Gaming Space; provided that (i) if such a conversion of second floor space to Gaming Space occurs, such space shall thereupon no longer be governed by the terms of the Second Floor Non-Gaming Sublease and shall thereafter be governed solely by the terms of this Lease and (ii) if such conversion would result in less Second Floor Non-Gaming Sublease revenue to Landlord, Landlord shall be made whole by Tenant for such reduction in Second Floor Non-Gaming Sublease revenue in accordance with Section 5 of the Second Floor Non-Gaming Sublease. If the Second Floor Non-Gaming Sublease shall terminate, Section 3 of the Second Floor Non-Gaming Sublease, including the rental payment provisions provided for in such Section 3, shall be made a part of this Lease as if originally included herein. Tenant and Landlord shall sponsor and support at the required times the necessary steps to gain regulatory approvals and conditional use modifications consistent with the Master Plan.

      (c) If the rent payable to Landlord under Section 3.1 of the Second Floor Non-Gaming Sublease ("Landlord's Sublease Rent") remains unpaid fifteen (15) Business Days after the date of written notice to Tenant and JCC Development of non-payment thereof when and as due pursuant to the Second Floor Non-Gaming Sublease, Landlord may thereupon by written notice to Tenant and JCC


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

Development terminate the Second Floor Non-Gaming Sublease effective on the date of termination set forth in such notice by Landlord.

         (d) Tenant shall notify Landlord in writing at least twenty (20) days prior to the time an annual audit of the non-gaming operations conducted on the premises subject to the Second Floor Non-Gaming Sublease will occur. Landlord's duly appointed Accepted Auditor shall have the right, during the process of the aforesaid audit, whensoever same occurs and during normal business hours, after reasonable written notice to Tenant and to JCC Development, to independently examine, audit, inspect and transcribe the Books and Records of Tenant and JCC Development in connection with the premises subject to the Second Floor Non-Gaming Sublease. Tenant shall make available Books and Records for the aforesaid purpose. Notwithstanding the foregoing, Landlord's Accepted Auditor shall not have the right to examine, audit, inspect or transcribe any Books and Records or information that Tenant or JCC Development is required by law not to disclose. Tenant shall be required, however, to provide Books and Records for a review and audit pursuant to this Section 4.13(d) in accordance with GAAP.

      (e) At the end of each Fiscal Year, Tenant shall, upon the written request of Landlord, prepare and submit to Landlord a reconciliation of any differences between the proposed cash flow and operating budget for the premises subject to the Second Floor Non-Gaming Sublease as set forth in the Annual Business Plan and the actual results of operations with respect to the premises subject to the Second Floor Non-Gaming Sublease for such Fiscal Year based on the annual Financial Statements submitted to Landlord pursuant to Section 14.2 of this Lease.

Section 4.14.  Late Payment of any Amounts Due under this Lease

      Subject to and in addition to Landlord's rights contained in Article XXI of this Lease, if Tenant shall fail to pay when due the Rent (Section 4.3), the Gross Gaming Payments (Section 4.4), the Gross Non-Gaming Payments (Section 4.9), the City Payments (Section 4.4.1) or any other amounts due under the terms of this Lease, in whole or in part, Tenant shall pay the outstanding balance plus interest thereon at the Default Rate from the date when such payment was due to the date of the delivery of the payment thereof to Landlord and such interest shall be deemed Additional Charges. Notwithstanding the provisions of the preceding sentence, a penalty shall not commence to accrue on a late payment of Rent, Gross Gaming Payments, Gross Non-Gaming Payments or City Payments until five (5) Business Days after the date that same was due so long as Tenant shall not have failed more than twice in any calendar year to have paid said installment on the date that same was due. If Tenant shall have failed more than twice in any calendar year to have paid said installments on the date when same is due, thereafter the installment is due on the specific date provided in this Lease without any grace period within that calendar year as provided for in this Section 4.14. Notwithstanding the obligations imposed on Tenant by this Section 4.14, Landlord's rights and entitlements under Article XXI of this Lease shall not be reduced, diminished, altered or superseded.


Section 4.15.  Market Appreciation Right

      At any time during the Term, Landlord shall have a one time right, with the prior written consent of the City Council and upon thirty (30) days prior written notice to Tenant specifying Landlord's exercise of its right under this
Section 4.15 (the "MAR Exercise Notice"), to receive a payment of additional rent (the "MAR Payment") equal to four and 99/100 percent (4.99%) of the amount, if any (the "Net Market Appreciation"), by which (i) the weighted average closing trading price of the Common Stock over the twenty (20) days of trading immediately prior to delivery of the MAR Exercise Notice times the number of outstanding shares of Common Stock, is greater than (ii) Three Hundred Twenty Million Dollars ($320,000,000). Upon Tenant's payment of the MAR Payment to Landlord, Landlord shall have no further right to receive any Contingent Payments described in Section 4.8 of this Lease or any additional payments under this Section 4.15.

Section 4.16.  Conveyance of Certain Support Facilities

      Harrah's Jazz Company has donated to the City the Poydras Street Support Facility Premises and the improvements thereon (the "Donated Property"). Pursuant to the terms of the City Lease and the Original Amended Lease, the Donated Property and the Improvements thereon have been included as part of the property leased by the City to Landlord under the City Lease and by Landlord to Tenant under this Lease.

Section 4.17.  Square 26 Property Donation

      Harrah's Jazz Company has donated the Square 26 Property to the City. Notwithstanding anything to the contrary contained herein, there shall be no reversion of the Square 26 Property, whether or not any part of the Donated Property reverts to Tenant, Harrah's Jazz Company or any other Person for any reason, or upon any event identified herein.

Section 4.18. Employee and Bus Parking Support Facility Premises, Employee
              and Bus Parking Facility Servitude Area, Employee and Bus Parking Facility Access Servitude Area and Observation Tower Servitude Area


      (a) Tenant leases certain premises from The Alabama Great Southern Railroad Company pursuant to that certain Amended and Restated Lease dated as of November 18, 1993, as amended (the "Railroad Lease"), a copy of which is attached as Exhibit "B" to this Lease and made a part hereof. A portion of the premises subject to the Railroad Lease is described on Exhibit "A-2" attached to this Lease and made a part hereof (the "Employee and Bus Parking Support Facility Premises"). Tenant agrees to maintain the Employee and Bus Parking Support Facility Premises during the term of the Railroad Lease. If this Lease should terminate prior to the termination of the Railroad Lease, Tenant, subject to any required consents and approvals, agrees at Landlord's option, to assign the Railroad Lease to Landlord, except if a Leasehold Mortgagee elects to obtain a New Lease pursuant to Section 23.6 of this Lease.

      (b) For and in consideration of the benefits which have accrued and will accrue to the City as a result of this Lease and for other good and valuable consideration, the City does hereby grant to Tenant the exclusive right of use over those certain former street premises more fully described on Exhibit "A-3" attached to this Lease and made a part hereof (the "Employee and Bus Parking Facility Servitude Area").

      (c) For and in consideration of the benefits which have accrued and will accrue to the City as a result of this Lease and for other good and valuable consideration, the City does hereby grant to Tenant the nonexclusive right of ingress and egress through, over and across the property more fully described on Exhibit "A-4" attached to this Lease and made a part hereof (the "Employee and

Bus Parking Facility Access Servitude Area") for purposes of vehicular access between the Employee and Bus Parking Support Facility Premises and Lafitte Avenue.

      (d) For and in consideration of the benefits which have accrued and will accrue to the City as a result of this Lease and for other good and valuable consideration, the City does hereby grant to Tenant the exclusive right of use with respect to the property more fully described on Exhibit "A-5" attached to this Lease and made a part hereof (the "Observation Tower Servitude Area").

      (e) The rights granted by the City to Tenant in the Employee and Bus Parking Facility Servitude Area, the Employee and Bus Parking Facility Access Servitude Area and the Observation Tower Servitude Area pursuant to Sections 4.18(b), (c) and (d) of this Lease shall terminate upon the expiration or earlier termination of the Railroad Lease or this Lease.

Section 4.18.1. Maintenance and Usage of Employee and Bus Parking Facility Servitude Area, Employee and Bus Parking Facility Access Servitude Area and Observation Tower Servitude Area

      (a) Tenant shall have the sole obligation to maintain the Employee and Bus Parking Facility Servitude Area, the Employee and Bus Parking Facility Access Servitude Area and the Observation Tower Servitude Area. Tenant may, upon prior written notice to and with the consent of a property management officer of the City, which consent is not to be unreasonably withheld or delayed, use reasonable portions of any property owned by the City or Landlord adjacent to the Employee and Bus Parking Facility Servitude Area, the Employee and Bus Parking Facility Access Servitude Area or the Observation Tower Servitude Area for purposes of construction, maintenance and/or repair of any portions of the Employee and Bus Parking Facility Servitude Area, the Employee and Bus Parking Facility Access Servitude Area or the Observation Tower Servitude Area in order to comply with Tenant's obligations pursuant to this Section 4.18.1(a).

      (b) The City's use of the Employee and Bus Parking Facility Access Servitude Area shall not materially interfere with Tenant's rights in the Employee and Bus Parking Facility Access Servitude Area granted pursuant to
Section 4.18(c) of this Lease or otherwise materially interfere with any efforts by Tenant to fulfill its maintenance obligations thereon pursuant to Section 4.18.1(a) of this Lease. The City shall not construct structures or other improvements which would materially interfere with Tenant's right to use the Employee and Bus Parking Facility Access Servitude Area.

Section 4.18.2.  Casino Design

         Tenant agrees that it will not grant to any other Person the rights to construct or operate any building with a design substantially similar to that of the

Casino in any other location without Landlord's and the City's prior written consent, which consent may be denied for any reason. This provision shall survive termination of this Lease. Tenant represents and warrants it is the sole owner of all blueprints, renderings, design rights, plans, specifications and other rights necessary to complete the intent of the above covenant.

Section 4.19.  Minimum Payments

      Notwithstanding any other provisions in this Lease, the minimum of the annual payments to Landlord provided for in Sections 4.3, 4.4, 4.7 and 4.9 of this Lease (the "Minimum Payments") shall be Twelve Million Five Hundred Thousand Dollars ($12,500,000) per year (or such lower amount as shall be applicable on a pro rata basis to the Partial Fiscal Year) commencing on the Opening Date. On the first day of each month after the Opening Date, Tenant shall pay an amount equal to the number of days in such month multiplied by a per diem amount calculated as Twelve Million Five Hundred Thousand Dollars ($12,500,000) (or such lower amount as shall be applicable on a pro rata basis to a Partial Fiscal Year) divided by the number of days in such Fiscal Year (or Partial Fiscal Year); provided, however, Tenant agrees to pay the Minimum Payments due on January 1, 2000 no later than December 31, 1999 (and, after making such payment, no Minimum Payments shall thereafter be due on January 1, 2000 or otherwise for the month of January 2000).

Section 4.20. Change of Use and Adjustment of Rent and Additional Charges upon Change of Law

      (a) If, by reason of a change of law or the enactment of a new law, Casino Gaming Operations shall no longer be permitted to be conducted on the Casino Premises or shall be modified, restricted or limited in a manner that materially diminishes the benefits afforded to Tenant or the gaming activities permitted to be conducted on the Casino Premises pursuant to LSA R.S. 27:201, et seq., as currently enacted, Landlord and Tenant agree to renegotiate, modify and re-establish this Lease in good faith and to determine the Highest and Best Use of the Leased Premises in order to reflect the change in conditions and permissible uses under prevailing Governmental Requirements (such event being a "Change in Use"). The Rent and Additional Charges payable under this Lease shall be renegotiated, modified and re-established in accordance with Sections 4.20(b) through 4.20(d) of this Lease for any new use made of the Development by Tenant, effective as of the date of commencement of such new use. During any period between the effective date of the change of law or new law and commencement of a new use, the Rent and Additional Charges shall be twenty percent (20%) of Cash Flow.

      (b) The parties shall endeavor, for ninety (90) days after a new use is determined to agree upon the rent and additional charges (the "Adjustment") for the new use of the Leased Premises.

      (c) If the parties cannot agree upon the Adjustment within the period described in the previous subsection, then they shall endeavor to agree upon a Qualified Appraiser to resolve the dispute and determine the Adjustment and other necessary changes to this Lease. If they cannot agree upon a single Qualified Appraiser within thirty (30) days, then, within fourteen (14) days after the occurrence of such failure, each shall appoint a Qualified Appraiser. The two Qualified Appraisers shall within thirty (30) days after both have been appointed designate a third Qualified Appraiser; if they do not, then either party shall be entitled to apply to a court of competent jurisdiction for designation of the third Qualified Appraiser. The Adjustment and other necessary changes shall be determined by either the one agreed-upon Qualified Appraiser or by the three Qualified Appraisers so chosen, as applicable. "Qualified Appraiser," as used in this Lease, shall mean an appraiser who shall: (i) hold a general certification from the State of Louisiana Real Estate Appraisal Subcommittee; (ii) be a designated member of a nationally recognized appraisal organization with a recognized educational program and code of ethics including the Uniform Standards of

Professional Appraisal Practices; and (iii) have at least ten (10) years' experience in commercial real estate transactions in Orleans Parish. Each party shall pay the fees and costs of the Qualified Appraiser that they appoint. The fees and costs of the third Qualified Appraiser shall be split equally between Landlord and Tenant.

      (d) Within thirty (30) days after the Qualified Appraiser(s) has been selected, each party shall submit to the Qualified Appraiser(s) any information in said parties' possession needed or required by the Qualified Appraiser(s) to determine the fair and reasonable Adjustment and other charges necessary to facilitate the Change in Use for the duration of such Change in Use. The Qualified Appraiser(s) shall, within sixty (60) days after having been designated, determine (by majority vote, if three) the fair and reasonable Adjustment. The determination of the Qualified Appraiser(s) shall bind the parties from and after the Change in Use, for the duration of such Change in Use. Nothing in this Lease shall be deemed to require Tenant to make a Change in Use or to prevent or preclude Tenant from restoring use of the Leased Premises to the uses originally contemplated by this Lease, at which time the original Rent and Additional Charges and other terms of this Lease shall again become fully effective and enforceable.


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Section 4.21.    Waiver of Certain Credits

      Other than as provided in Section 4.22 of this Lease, Tenant acknowledges that it shall not be entitled to, and hereby waives, releases and forgives, any credit or offset against Rent and Additional Charges payable hereunder for any reason arising prior to the Execution Date, including, but not limited to, any credit or offset for previously completed kitchen work at the Morris F.X. Jeff Auditorium (formerly known as the Municipal Auditorium) located at 1201 Saint Peter Street, New Orleans, Louisiana (the "Morris F.X. Jeff Auditorium") or for the replacement cost of the curtains and eight thousand (8,000) folding chairs in the Morris F.X. Jeff Auditorium purchased pursuant to Section 5.4 of the Basin Street Casino Lease Termination Agreement.

Section 4.22.    Credit for Pre-Opening Date Rent Payments

      For the balance of any month in which the Opening Date occurred on a day other than the first day of such month, Tenant may offset against Rent payable hereunder for any month in which the Opening Date occurs a prorated portion of the Pre-Opening Date Rent paid for such month, if any, by Tenant to Landlord pursuant to Section 4.9.2 of this Lease.


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

                                   ARTICLE V.

                        OTHER PAYMENTS AND CONSIDERATIONS

Section 5.1.   Open Access Program

      As additional consideration for the right to lease the Leased Premises and the Improvements, Tenant hereby adopts and, from and after the Plan Effective Date, shall implement the Open Access Program and the Open Access Plans and the requirements of the Open Access Program and the Open Access Plans. The City and Landlord agree that Tenant shall not be liable for any violation of the open access program adopted by Harrah's Jazz Company and attached as Exhibit G to the Original Amended Lease or the final open access plans of Harrah's Jazz Company implemented in connection therewith, which program and plans shall be of no further force and effect and shall be superseded by the Open Access Program and the Open Access Plans, respectively, as of the Plan Effective Date. Tenant will use the efforts specified in the Open Access Program and Open Access Plans and all due diligence to achieve the goals and objectives and to satisfy the commitments stated in the Open Access Program and the Open Access Plans under the penalties provided therein. Tenant covenants it will, and will require the Casino Manager/Operator and JCC Development to, comply with the Open Access Program and the Open Access Plans in all hiring, employment and


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contracting decisions. Tenant will not amend the Open Access Program or the Open
Access Plans without Landlord's and the City Council's prior written consent.

Section 5.2.   Residency Requirement

      (a) Commencing on the Opening Date and for the twelve (12) month period immediately thereafter, not less than fifty-five percent (55%) of the employees of Tenant and JCC Development in the aggregate shall live and reside in Orleans Parish during their employment by Tenant or JCC Development, as the case may be, during any particular quarter reported by Tenant, with two percent (2%) annual increases in such minimum required percentage amount beginning with the first anniversary of the Opening Date and continuing on each anniversary of the Opening Date thereafter until the minimum required percentage amount of employees of Tenant and JCC Development in the aggregate who shall live and reside in Orleans Parish during their employment by Tenant or JCC Development, as the case may be, during any particular quarter reported by Tenant, shall be sixty-five percent (65%), and in each year thereafter such minimum required percentage shall be sixty-five percent (65%). Tenant agrees to use its best efforts to maximize its hiring in Orleans Parish with the post-employment goal that eighty percent (80%) of employees of Tenant and JCC Development in the aggregate live


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


and reside in Orleans Parish. This requirement is in furtherance of (i) Tenant's commitment as a good corporate citizen of the City and is based upon Tenant's review of existing economic studies regarding the benefits of the Development to the New Orleans community and the potential burdens to the New Orleans community if those benefits were not directed to the New Orleans community and (ii) Tenant's interest in ensuring that the persons employed in connection with the Development continue to meet the requirements set by the City and the State of Louisiana. If this Section 5.2 is found by a court of competent jurisdiction in a final non-appealable judgment to be unenforceable, invalid, null, or void, or if the inclusion of this Section 5.2 is found by a court of competent jurisdiction in a final non-appealable judgment to render the remainder of this Lease unenforceable, invalid, null, or void for any reason, then the percentage of employees required to be residents of Orleans Parish while employed shall be the maximum permitted by law (but not more than the minimum required percentage amount then applicable in accordance with this Section 5.2), and if no percentage requirement is permitted by law, then this Section 5.2 shall be of no force and effect and shall be severed and removed from this Lease ab initio, as if it had never been written or included herein, and the remainder of this Lease shall remain valid and in full force and effect.


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

      (b) If Section 5.2(a) of this Lease is declared null and void, then Tenant releases Landlord and the City from any and all liability (including costs and attorneys' fees) arising out of Tenant's compliance with its obligations pursuant to this Section 5.2.

Section 5.3.   Casino Management Agreement

      (a) As additional consideration for the right to lease the Leased Premises and the Improvements existing at the Execution Date, Tenant shall implement and abide by the terms of the Casino Management Agreement that may materially affect the interest of Landlord under this Lease. The Casino Management Agreement shall not be amended in a manner which materially and adversely affects the interest of Landlord under this Lease without Landlord's and the City Council's prior written consent, which consent shall not be unreasonably withheld, financially conditioned or delayed. A copy of the final terms and conditions of the Casino Management Agreement, which has been reviewed by the City Council in substantially the same form as the final agreement, is attached as Exhibit "H" to this Lease and made a part hereof. Any proposed amendment to the Casino Management Agreement, shall be delivered to Landlord and the City Council for review and consent if required. If Landlord's interest is viewed as being materially and adversely affected by the amendment, written notice shall be given to Tenant


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

within ten (10) Business Days of receipt of the proposed amendment by Landlord and the City Council.

      (b) All persons employed at the Development shall be employees of Tenant or JCC Development (except for certain Key Casino Personnel (as defined in the Casino Management Agreement) to be employed by the Casino Manager/Operator). All persons employed by Tenant and JCC Development, and the Key Casino Personnel, in the aggregate, shall be subject to the provisions of the Open Access Program and Open Access Plans. To the degree permitted by law and contract, Tenant and JCC Development in their hiring directed toward opening of the Casino and as practicable thereafter will give a priority to consideration of the former employees of the temporary casino operated by Harrah's Jazz Company in 1994 at the Morris F.X. Jeff Auditorium in an evaluation of candidate qualifications. To the extent Tenant, JCC Development, or the Casino Manager/Operator contracts for off-premises services with any Affiliate (for example accounting, financial, tax or management services), the number of full-time employees performing such services off-premises shall not exceed one-half of one percent (0.5%) of the total number of employees performing services at, or relating to, the Development.


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

      (c) Tenant shall give Landlord no less than six (6) months advance notice of any termination of the Casino Management Agreement or any other event that would result in the inability to use System Marks at the Development prior to expiration of the Term; provided, however, that Tenant may terminate the Casino Management Agreement upon shorter notice if Landlord and the City Council have approved a substitute Casino Manager/Operator and a substitute Casino Management Agreement. In either case Tenant shall provide a written plan to provide for the continuous operation of the Casino Development without material interruption. Such plan shall provide for replacement of all signs and items bearing System Marks; replacement or assignment of proprietary or nonproprietary computer systems and the data and information thereon related to the Casino; assignment of occupancy agreements and operating agreements as materially necessary for continued operations; and substitution of marketing, accounting and insurance services. Such plan shall also provide for (1) replacement of all named gaming related items, such as: cards, dice, chips, tokens, uniforms, slot fronts, table felts, and other gaming consumables; (2) replacement of all permanently affixed or moveable logoed items, for example: signs, carpets, fixtures, trade fixtures, furniture, equipment, and improvements; (3) replacement of all marketing and advertising materials, whether or not located at the


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

Development, for example: billboards, handbills, flyers, and media tapes; (4) replacement of any other property that contains or bears any System Mark or the trademark, service mark, trade name or copyright of any other Person, whether or not proprietary in nature, including, without limitation, non-gaming consumables such as napkins, flatware, glassware and stationery; (5) replacement or assignment of proprietary or nonproprietary computer hardware/software and management information systems and the data and information thereon related to the Casino; and (6) transition of control of the Development and of the House Bank and the Capital Replacement Fund to Tenant, Landlord, the First Leasehold Mortgagee or any party entitled thereto, as their interests may appear. Tenant shall simultaneously provide Landlord with any notice given under Section 8.6 of the Casino Operating Contract.

      (d) Upon termination of this Lease other than at the expiration of the Term, in order to assist Landlord in the transition of operation of the Casino, Landlord shall, subject to required licenses and any required approvals or prior rights of the LGCB or any prior rights of any Leasehold Mortgagee, have the option to lease, or sublease (subject to requisite lessor approval), as the case may be, Tenant's Property, at fair market rental, without warranty, and on such other terms and conditions, as are then used in industry standard forms of gaming


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

equipment leases from non-manufacturers. Landlord shall, in any notice of Lease termination given pursuant to Section 21.3(a) of this Lease, notify Tenant of its election to lease Tenant's Property, specifying a term which shall not, unless approved by Tenant, exceed one (1) year (or, if shorter, the remaining term of any lease with respect to Tenant's Property). All Manager's Property and tradenames, service marks and trademarks ("Marks") of others, including Tenant (except those of the manufacturer of Tenant's Property), shall be removed, at Tenant's or the terminating Casino Manager/Operator's cost, from Tenant's Property prior to the inception of such term. Tenant shall, within ten (10) Business Days after Landlord's termination notice (if such notice elects to lease Tenant's Property), give written notice to Landlord ("Tenant's Notice") of the proposed fair market rental for Tenant's Property subject to Landlord and Tenant agreeing upon the amount as such fair market rental.

      (e) In either of the above cases, if there should be a change in the name under which the Casino is operated, Tenant shall, at Tenant's or the terminating Casino Manager/Operator's costs, comply or arrange for compliance with the plan to provide for continuous operation of the Casino specified in Section 5.3(c) of this Lease, and remove or cause to be removed from the Casino Premises all Tenant's Property bearing any System Mark (including, if applicable, the name


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

"Harrah's") or any Marks of Tenant or others and all Manager's Property, and may, subject to Section 19.8(d) of this Lease, use funds in the Capital Replacement Fund to effectuate such removal. Following thirty (30) days notice and opportunity to cure, if Tenant, the Casino Manager/Operator or any Leasehold Mortgagee shall have failed to cause such Tenant's Property to be removed from the Casino Premises pursuant to this Section 5.3(e), Landlord may, in whole or in part, (i) remove such property from the Casino Premises and may use funds in the Capital Replacement Fund for such purposes or (ii) claim ownership to such property and use such property as its own regardless of any Marks or System Marks; provided that Landlord shall have no right to claim any ownership or, except as otherwise provided in this Lease, other rights with respect to any such Marks or System Marks. Such actions shall be taken without a material interruption in the operations of the Casino.

      (f) Tenant shall pay to Landlord at the time of termination of this Lease prior to expiration of the Term due to Tenant's default, Five Million Dollars ($5,000,000) to be used by Landlord to transition the Casino (excluding that portion of the Casino, if any, subject to the Second Floor Non-Gaming Sublease) to a new tradename, servicemark or other identification, unless in the twelve
(12) month period preceding Landlord's notice of termination under Section 21.3(a) of


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

this Lease, Landlord has received Rent and Additional Charges or other payments pursuant to this Lease totaling Twenty-Five Million Dollars ($25,000,000). Both the Five Million Dollar ($5,000,000) and Twenty-Five Million Dollar ($25,000,000) amounts shall be adjusted annually beginning on the second anniversary of the Opening Date to reflect changes in the CPI following the first anniversary of the Opening Date.

      (g) Concurrently with the execution of this Lease, Tenant shall cause to be delivered to Landlord a Manager Subordination Agreement (Landlord) executed by the Casino Manager/Operator substantially in the form of Exhibit "Q" attached to this Lease and made a part hereof.

Section 5.4.   General Development Agreement

      As additional consideration for the right to lease the Leased Premises and the Improvements, Tenant shall comply with the terms of the GDA.


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

Section 5.5.   Fringe Benefit Plan; Salary Practices

      Tenant initially will provide, or cause to be provided, to employees of Tenant, JCC Development and the Casino Manager/Operator fringe benefits similar to those offered by HET and its subsidiaries, in other casinos operated by same, benefits substantially similar to those set forth in the Jazz Casino Company, L.L.C. Benefits Summary attached as Exhibit "J" to this Lease and made a part hereof, which benefits may be changed from time to time. The salary practices of Tenant and JCC Development shall be consistent with gaming industry market salaries in the regional area in which the Casino competes.

Section 5.6.   JCC Holding; JCC Development

      Except as otherwise provided in Section 6.2(a) of the Plan, (a) JCC Holding's only assets shall be and shall continue to be its membership interests in Tenant and JCC Development, and JCC Holding shall be the sole legal and beneficial owner of Tenant and JCC Development; provided, however, HET may elect to form JCC Intermediary pursuant to Section 12.12 of the Plan, in which case JCC Holding's only assets shall be and shall continue to be, unless and until JCC Intermediary is liquidated, its membership interests in JCC Intermediary and JCC Development, and (b) JCC Holding shall function as a holding company with no business operations other than the ownership of its membership interests in


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

Tenant (or JCC Intermediary, unless and until JCC Intermediary is liquidated, if HET elects to form JCC Intermediary) and JCC Development. If HET elects to form JCC Intermediary in accordance with this Section 5.6, the sole asset of JCC Intermediary shall be its membership interest in Tenant and JCC Intermediary shall function as a holding company with no business operations other than the ownership of its membership interest in Tenant. As set forth in that certain letter agreement dated as of the Execution Date, a copy of which is attached as Exhibit "P" to this Lease and made a part hereof, JCC Holding agrees that it will comply, and will cause JCC Intermediary, if formed in accordance with this
Section 5.6, to comply, with the foregoing provisions of this Section 5.6. JCC Holding shall remain the sole member of JCC Development; it being understood that the purpose of this covenant is to protect Landlord from transfers of funds to JCC Development or to any of these entities that will or may have an adverse affect on Landlord's rights to the Contingent Payments.

Section 5.7.   Commencement of Employment Activities

      Tenant agrees that on or before four (4) months after the Plan Effective Date, Tenant will have opened an employment office information center in the City and will have scheduled and held at least six (6) community meetings in locations that are consistent with both the employment needs of the business and


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

the obligations contained in the Open Access Program and the Open Access Plans for the purpose of disseminating information concerning hiring of Casino personnel, and (ii) on or before eight (8) months after the Plan Effective Date, Tenant will have commenced accepting job applications, interviewing Casino job applicants and scheduling job training sessions for prospective employees.

                                   ARTICLE VI.

            CONDITIONS, WARRANTIES OF TITLE AND PEACEABLE POSSESSION

Section 6.1.   Representations and Warranties

      (a) Landlord and the City represent and warrant the following:

          (i) Landlord is a Louisiana public benefit corporation duly formed on April 7, 1993 in accordance with LSA R.S. 12:201 through 269 and 41:1212(G) and Exhibit "O" to this Lease, validly existing and in good standing under the laws of the State of Louisiana.

          (ii) Landlord and the City have all right, power and authority to enter into this Lease and to grant the leasehold rights conveyed herein subject to any servitude of record and to grant the servitude rights granted to Tenant pursuant to Section 4.18 of this Lease.

          (iii) The City Lease and the City Lease Amendment are in full force and effect. Landlord was duly authorized and empowered to enter into the City


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

Lease, as amended by the City Lease Amendment, by virtue of: (1) Ordinance Calendar No. 18,481, as amended and adopted by the City Council on April 15, 1993, a certified copy of which is attached as Exhibit "D-1" to this Lease and made a part hereof; (2) Ordinance Calendar No. 19,025 as amended and adopted by the City Council on March 3, 1994, a certified copy of which is attached as Exhibit "D-2" to this Lease and made a part hereof; and (3) Ordinance Calendar No. 22,194, adopted by the City Council on October 15, 1998, a certified copy of which is attached as Exhibit "D-3" to this Lease and made a part hereof.

          (iv) Landlord was duly authorized and empowered to enter into the Original Amended Lease by virtue of: (1) Ordinance Calendar No. 18,483, as amended and adopted by the City Council on April 15, 1993, a certified copy of which is attached as Exhibit "E-1" to this Lease and made a part hereof; (2) Ordinance Calendar No. 19,027 adopted by the City Council on March 3, 1994, a certified copy of which is attached as Exhibit "E-2" to this Lease and made a part hereof; (3) a resolution of Landlord's Board of Directors dated April 23, 1993, a certified copy of which is attached as Exhibit "E-3" to this Lease and made a part hereof; (4) a resolution of Landlord's Board of Directors dated March 9, 1994, a certified copy of which is attached as Exhibit "E-4" to this Lease and made a part hereof; and (5) the Consent adopted on the date that Ordinance Calendar 19,027


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

was adopted and executed on the Original Execution Date attached as Exhibit "E-5" to this Lease and made a part hereof.

         (v) Landlord is duly authorized and empowered to enter into this Lease by virtue of: (1) Ordinance Calendar No. 22,193 adopted by the City Council on October 15, 1998, a certified copy of which is attached as Exhibit "F-1" to this Lease and made a part hereof and (2) a resolution of Landlord's Board of Directors dated October 21, 1998, a certified copy of which is attached as Exhibit "F-2" to this Lease and made a part hereof.

         (vi) This Lease, the GDA, the City Lease and the City Lease Amendment have been duly authorized, executed and delivered by Landlord and the City, and Landlord and the City have complied with all legal requirements applicable to them in order to execute and deliver this Lease, the GDA, the City Lease and the City Lease Amendment and to perform their obligations under each agreement, however, Tenant acknowledges that its ability to operate a casino on the Casino Premises may be subject to Tenant's ability to maintain in effect the Casino Operating Contract and to Tenant's compliance with, and the validity of, all applicable laws, rules and regulations related to gaming, and that Landlord's warranty is limited by this acknowledgment.


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

          (vii) The City is the owner of the Casino Premises and the improvements existing thereon as of the Effective Date, and this property is subject to no claims, liens, encumbrances, leases, rights of possession or occupancy or covenants on the title that would materially interfere with or prevent the construction and operation of the Casino as contemplated by this Lease other than the following:

                  (1)   the City Lease and the City Lease Amendment;

                  (2)   the Second Floor Non-Gaming Sublease; and

                  (3) the exceptions to title set forth in the schedule attached as Exhibit "G" to this Lease and made a part hereof.

      (b) Tenant represents and warrants the following:

          (i) Tenant is a Louisiana limited liability company duly organized, validly existing, and in good standing under the laws of the State of Louisiana, and has full power to enter into this Lease and execute all documents required hereunder.

          (ii) The making, execution, delivery and performance of this Lease by Tenant has been duly authorized and approved by all requisite action of the


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

member(s) of Tenant, and this Lease has been duly executed and delivered by Tenant.

          (iii) Tenant is not a party to any agreement, or to any lease or other agreement or instrument, that has a material adverse affect on the ability of Tenant or Landlord (other than agreements executed in connection with the Plan and this Lease, Tenant's title insurance policy and the Casino Operating Contract) to carry out their obligations under this Lease.

          (iv) To the best of Tenant's and the Casino Manager/Operator's knowledge, they are unaware of any condition or fact that would render Tenant or the Casino Manager/Operator unsuitable to obtain a Casino Operating Contract under the Act. Neither Tenant nor the Casino Manager/Operator has received notice from the LGCB that they or any of their Affiliates are unsuitable.

          (v) Except for Tenant's obligations to cooperate and assist its title insurer under its title insurance policy, Tenant, the Casino Manager/Operator and their Affiliates will not participate, assist or cooperate with parties having an interest adverse to the City in the lawsuit captioned McCall v. McCall, et al., filed on April 26, 1993 in the Civil District Court for the Parish of Orleans, State of Louisiana or litigation of a similar nature or basis in fact.


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

      (vi) Except as otherwise provided in Section 6.2(a) of the Plan, (A) JCC Holding's only assets shall be its membership interests in Tenant (or JCC Intermediary, unless and until JCC Intermediary is liquidated, if JCC Holding elects to form JCC Intermediary in accordance with Section 5.6 of this Lease) and JCC Development, and (B) JCC Holding functions as a holding company with no business operations other than the ownership of its membership interests in Tenant (or JCC Intermediary, unless and until JCC Intermediary is liquidated, if JCC Holding elects to form JCC Intermediary in accordance with Section 5.6 of this Lease) and JCC Development. If formed in accordance with Section 5.6 of this Lease, the sole asset of JCC Intermediary shall be its membership interest in Tenant and JCC Intermediary shall function as a holding company with no business operations other than the ownership of its membership interest in Tenant. All dividends and distributions by Tenant to JCC Holding (or, if JCC Intermediary is formed in accordance with Section 5.6 of this Lease, dividends and distributions by Tenant to JCC Intermediary or by JCC Intermediary to JCC Holding) shall concurrently therewith be dividended or distributed by JCC Holding to the Shareholders.


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

Section 6.2.   Actual Possession

      Landlord and the City bind themselves to maintain Tenant in actual possession of the Casino Premises, and to the extent of their own acts or omissions the remainder of the Leased Premises, during the Term. Should Tenant be disturbed by any Person (other than a Leasehold Mortgagee) alleging an interest or right to the Casino Premises or should Tenant be cited to appear before a court of justice to answer to a complaint of any Person claiming the whole or any part of the Casino Premises, Tenant shall notify Landlord of such occurrences and the circumstances of same and Landlord and the City shall have the obligation at Landlord's and the City's sole cost and expense to defend Tenant in any such proceedings unless Tenant is partially or wholly responsible for the disturbance of possession.

Section 6.3.   Condition of Leased Premises

      It is understood and agreed by the parties that, subject to the provisions of Section 6.5 of this Lease, the Leased Premises and the existing improvements were accepted in the condition they were in on the "Possession Date", such date hereby acknowledged and agreed by the parties as November 30, 1994. Landlord and the City warrant as of the Original Amended Lease Execution Date that they knew of no defect in the Leased Premises except for those defects known by (1)


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


The Office of Emergency Preparedness of the City; (2) The Health Department of the City; (3) The Property Management Department of the City; or (4) The Department of Safety and Permits of the City, and disclosed by the City to Tenant as set forth in Exhibit "K" attached to this Lease and made a part hereof. Except for such warranty, Landlord and the City do not warrant or guarantee the condition of the premises for a particular purpose nor do they warrant or guarantee that the Leased Premises are free of any defects of any kind or nature, including but not limited to any defects and/or any environmentally unsafe condition or any condition in violation of any Environmental Laws. Subject to the foregoing, Tenant accepted the Leased Premises in an "as is," "where is" basis without any duty or requirement on the part of Landlord or the City to repair, clean or otherwise remedy any defective or environmentally unsafe condition that is found or may be found on the Leased Premises except for breach of Landlord's warranty set forth above and subject to the provisions of Section 6.5 of this Lease. Tenant also waives any right Tenant might have as a result of said condition of the Leased Premises: (a) to the return of all or any portion of the Rent, (b) to cancel this Lease or (c) to have Landlord repair or replace all or any part of the property leased.


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

Section 6.4.   Assumption of Responsibility; Indemnity

      (a) Except as otherwise provided herein, effective as of the Possession Date, Harrah's Jazz Company assumed the sole responsibility for the condition, use, operation, demolition, remediation, construction, completion, security and maintenance of the Development for the term of the Original Amended Lease. Tenant has succeeded to such responsibilities and shall duly and timely perform and observe all obligations of Tenant now or hereafter arising for which the Development or any part thereof is now, or any part thereof may, by reason of Tenant's use, operation, demolition, remediations, security, construction, completion and maintenance thereof during the Term become subject, and Tenant shall indemnify and hold Landlord and the City harmless to the same extent set forth in Article XVIII of this Lease and Landlord shall have no responsibility in respect thereof and shall have no liability for damage to any Person for personal injury and/or property damage to the property of Tenant, any Space Tenants or any other third party (except (a) to the extent caused by the intentional acts or omissions, or the sole negligence of Landlord or the City or their employees, agents, or contractors or (b) where Landlord or the City or their employees, agents, or contractors are liable with a third party or parties other than Tenant, its employees, agents or contractors). Landlord and the City shall have no


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

responsibility for defects in the Leased Premises except those known by: (1) The Office of Emergency Preparedness of the City; (2) The Health Department of the City; (3) The Property Management Department of the City; or (4) The Department of Safety and Permits of the City and not disclosed by the City to Tenant as set forth in Exhibit "K" to this Lease. The foregoing exception to liability of Landlord and the City shall not apply to defects that were within the actual knowledge of employees or officers of Harrah's Jazz Company or Affiliates charged with responsibility for the construction of the Improvements on the Casino Premises. Except with respect to Tenant's obligations under Sections 18.2, 18.3, 18.4 and 18.5 of this Lease, Landlord and the City shall defend, indemnify and hold harmless Tenant from and against any and all obligations and liabilities arising out of or in any way connected with the Development or any acts or occurrences thereon before the Possession Date unless resulting from actions or inactions of Harrah's Jazz Company.

      (b) All rights of Harrah's Jazz Company in and to that certain Agreement by and among Landlord, the City and Harrah's Jazz Company, a copy of which is included as a part of Exhibit "K" to this Lease, are hereby assigned to Tenant and all obligations of Harrah's Jazz Company thereunder are hereby assumed by


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

Tenant and the City and Landlord hereby consent to such assignment and assumption.

Section 6.5.   Possession

      Notwithstanding anything to the contrary in this Lease, Landlord retained possession and control of the Development until the Possession Date. Until the Possession Date, (a) Landlord or the City retained all rights with respect to the Development, including but not limited to all parking revenues generated by the parking garage and (b) Landlord or the City remained responsible for all obligations and liabilities pertaining to the Development (including without limitation all Impositions) and any and all acts and occurrences thereon.

      Landlord delivered possession of the Development to Harrah's Jazz Company on the Possession Date in accordance with applicable provisions of the Original Amended Lease.

Section 6.6.   Limitation of Liability

      (a) Landlord and the City shall have no liability if one or more of the following should occur:

          (i) a court of competent jurisdiction determines that the law permitting a land-based Casino is unconstitutional, illegal or unenforceable; or


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          (ii)  the laws permitting a land-based Casino are repealed or otherwise modified by the legislature of the State of Louisiana.

      (b) If one or more of the following should occur:

          (i) this Lease is determined or declared invalid, illegal, void or otherwise unenforceable by a court of competent jurisdiction; or

          (ii) Landlord does not have clear title to the Casino Premises, which defect would materially interfere with or prevent the construction and operation of the Casino as contemplated by this Lease; or

          (iii) Landlord is unable to grant and convey the leasehold rights as provided in this Lease; or

          (iv) Landlord is determined or declared not to have the right, power and authority to enter into this Lease; or

          (v) Landlord is unable to maintain Tenant in actual possession of the Casino Premises through the exercise of reasonable diligence, care and action;

and after receiving a final non-appealable judgment on the issue of possession, then this Lease shall terminate and upon termination the sole liability of the City


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and Landlord to Tenant, for loss of property, loss of revenues, damages resulting from business interruption or loss of business, shall be limited to the actual damages of Tenant, which damages (1) shall be reduced by any collateral source payments; (2) shall specifically exclude consequential damages, such as the loss of future potential profits and damages arising from or in relation to the Casino Management Agreement, or any other agreement, contract or claim for damages by or with any Affiliate; and (3) shall be further limited to future proceeds received by the City or Landlord from the sale, lease or other disposition or use of all or any portion of the Casino Premises during the period that is the lesser of (A) the remainder of the Term or (B) ten (10) years from the date of such occurrence. The City and Landlord shall use reasonable best efforts to maintain the validity of this Lease, to maintain Tenant in actual possession of the Casino Premises, and to perfect the City's good and merchantable title to the Casino Premises. Nothing contained in this
Section 6.6 shall be construed to impose any liability on Landlord with respect to Sections 6.6(a)(i) and (ii) and 6.6(b)(i) through (v) above, if such liability would not otherwise exist.

      (c) Attached as Exhibit "R" hereto and made a part hereof is an agreement concerning limitation of liability evolving from the McCall litigation or litigation of a similar nature or basis in fact referenced in Section 6.1(b)(v) of this


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Lease. Pursuant to the Plan, Tenant has succeeded to all rights and interests of
Harrah's Jazz Company in such agreement and Landlord and the City hereby consent to such transfer.

      (d) If Landlord and the City are unable to keep Tenant in actual possession of the Casino Premises as a result of a failure of title to the Casino Premises, then the Donated Property, but not the Square 26 Property, shall immediately revert to Tenant in accordance with the terms and conditions of the Act of Donation for the Poydras Street Support Facility Premises.

      (e) If Landlord and the City are unable to keep Tenant in possession of the Casino Premises and the Lease is terminated as provided in Section 6.6(b) of this Lease, and Landlord and the City regain their ability to re-lease the Casino Premises within five (5) years after termination as provided in Section 6.6(b) of this Lease, Tenant shall have the option to: (i) re-lease the Casino Premises under the same terms and conditions of this Lease provided Landlord and the City shall not be liable to Tenant for any damages of whatsoever kind or nature including those provided in Section 6.6(b) of this Lease and further provided that Tenant shall release Landlord and the City from and against any and all damages of whatsoever kind or nature that may have resulted from the termination, disturbance or loss of possession or (ii) not exercise its option to re-lease the


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Casino Premises and seek liability and damages as allowed in Section 6.6(b) of this Lease. The rights described in Sections 6.6(e)(i) and (ii) of this Lease shall not be applicable or enforceable if Tenant, the Casino Manager/Operator or any entity (hereinafter referred to as the "Other Operator") formed by any Affiliates Controlling, Controlled by or under common Control with Tenant or the Casino Manager/Operator now or at anytime hereafter existing, run a land-based casino or engage in any other land-based casino operations in Orleans Parish, unless: (1) the Other Operator sells its interests in any other land-based casino or ceases operations of any other land-based casino at or before the re-opening of the Casino or (2) such other land-based casino is exempted from the application of Section 32.14 of this Lease. In the event that Tenant does not or cannot exercise its rights under either Section 6.6(e)(i) or (ii) of this Lease, then the Leasehold Mortgagee or, if more than one, the Leasehold Mortgagee who holds the highest priority among the Leasehold Mortgagees with any outstanding indebtedness under the notes or other obligations (the "Secured Obligations") secured by the respective Leasehold Mortgages (the "First Leasehold Mortgagee"), for so long as it is a Suitable Lender, shall have the right to re-lease; provided that a subordinate Leasehold Mortgagee may accede to the rights of a senior Leasehold Mortgagee


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

(including the First Leasehold Mortgagee) by satisfying and discharging all Secured Obligations owing to such senior Leasehold Mortgagee.

      (f) If Landlord and the City regain the ability to re-lease the Casino Premises, as provided in Section 6.6(e) of this Lease, Landlord and the City shall notify Tenant and the First Leasehold Mortgagee of their ability to re-lease the property within thirty (30) days after receiving such right. Tenant shall have thirty (30) days in which to exercise its option by providing written notice of its decision to exercise its option to re-lease the Casino Premises (the "Option Period") to Landlord and the First Leasehold Mortgagee. If Tenant fails to deliver said notice to re-lease within the Option Period, Tenant's option right shall expire, whereupon the First Leasehold Mortgagee shall have the option to re-lease exercisable within thirty (30) days after expiration of Tenant's option, which, for the purposes of Section 6.6(e) of this Lease, shall be deemed an exercise by Tenant. After the expiration of said options to re-lease, the Landlord and/or the City shall be free to re-lease the Casino Premises to any Person. Such options to re-lease shall survive any termination provided in Section 6.6(b) of this Lease. If Tenant or the First Leasehold Mortgagee exercises its option to re-lease, the Donated Property shall be re-donated to Landlord and the City within thirty (30) days of exercising such option, under the same terms and conditions as the original donation.


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      (g) (i) If this Lease should terminate pursuant to Section 6.6(b) of this
Lease, Landlord and the City agree that neither Landlord nor the City shall, directly or through any public entity, own, lease or operate a land-based casino within Orleans Parish (other than a Riverboat Casino that is acquired by the City by seizure or foreclosure), or authorize any Person other than Tenant or its designee to operate such a casino, for a period equal to the unexpired portion of the Initial Term provided Tenant releases the City and Landlord from and against any and all liabilities, losses, damages of any kind or nature, including but not limited to consequential damages, costs, expenses, fees, claims, obligations, penalties, and cause of action (including without limitation, reasonable attorneys' fees and expenses), asserted against, claimed against and/or sought against Landlord or the City by Tenant or any Affiliate Controlling, Controlled by or under common Control with Tenant concerning or relating to: (1) the title to the Casino Premises, (2) the inability of Landlord and City to keep Tenant in peaceable possession and/or actual possession of the Casino Premises, and (3) the inability of Landlord and City to grant and convey the leasehold rights as provided in this Lease, provided the City and Landlord shall use reasonable efforts to maintain the validity of this Lease, to maintain Tenant in possession of the Leased


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Premises, and to perfect the City's good and merchantable title to the Leased
Premises.

      (ii) Tenant agrees that Tenant will, from and after opening by Tenant of any other land-based casino, other than a land-based casino exempted by Section
32.14 of this Lease, at another location within Orleans Parish permitted by the Act and approved by the Gaming Authorities (the "Replacement Casino"), make payments to Landlord equal to the Rent and Additional Charges that would have been payable by Tenant to Landlord under the Lease had the Lease not terminated (the "Equivalent Payments"). If the Replacement Casino is located on other land owned by the City, then the City, Landlord and Tenant shall, in good faith, negotiate an amendment to the remaining provisions of this Lease that will accommodate differences in the site, facility and circumstances of the Replacement Casino. If the Replacement Casino is located on land that is not owned by the City or an entity owned by the City, Tenant shall have no obligation to donate or lease such land and facility and Tenant's sole obligation shall be to make the Equivalent Payments for the unexpired portion of the Term (assuming this Lease was not terminated and all Extended Terms will be exercised). After the opening of the Replacement Casino, Landlord may put the Casino Premises to any non-casino use and Landlord's use shall not affect Tenant's requirement to


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make all Equivalent Payments after Tenant opens the Replacement Casino. This
Section 6.6(g) shall not be effective if more than one (1) land-based casino is permitted and allowed by State of Louisiana law in Orleans Parish. Landlord and the City shall be released from the restrictions of Section 6.6(g)(i) of this Lease, on the failure of Tenant to make the payment(s) set forth in this Section 6.6(g)(ii), or upon the opening of a Replacement Casino by Tenant or any Other Operator. If a Replacement Casino is opened by any Other Operator, Tenant shall have no obligation to make Equivalent Payments.

      (h) If after the Original Amended Lease Execution Date, Tenant or JCC Development is disturbed in the continued and uninterrupted use of the Casino Premises, the City and Landlord shall use reasonable best efforts to maintain and preserve Tenant's and JCC Development's continued and uninterrupted use of the Casino Premises.

      (i) If the City and Landlord are unable to maintain Tenant's and JCC Development's continued and uninterrupted use of the Casino Premises as a result of any legal injunction relating to title, then the time for performance provided in this Lease shall be tolled for the period of such interruption and at Tenant's option, at any time during the interruption, if it shall exceed ninety (90) continuous uninterrupted days, this Lease shall terminate and the Donated Property, but not


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the Square 26 Property, shall revert to Tenant for no charge, in which case the
City shall be liable only as provided in Section 6.6(b) of this Lease and the provisions of Sections 6.6(e), (f) and (g) of this Lease shall also apply.

                                  ARTICLE VII.

                            OWNERSHIP OF IMPROVEMENTS
                          SURRENDER OF LEASED PREMISES

Section 7.1.   Ownership of Improvements

      (a) Upon the expiration of the Term or earlier termination of the Lease as a result of default by Tenant as provided herein, all Improvements shall immediately become the property of Landlord in full ownership, without compensation of any kind to Tenant, JCC Development or any Leasehold Mortgagee or any other person or entity, free and clear of any mortgages or encumbrances; provided that, notwithstanding the foregoing, any New Lease granted to a Leasehold Mortgagee pursuant to Section 23.6 of this Lease shall include a lease of all such Improvements. During the Term and subject to the terms of the Second Floor Non-Gaming Sublease, Tenant shall own and retain title to all Improvements and Tenant's Property subject to all privileges and liens provided by Louisiana law. After Site Mobilization and subject to the terms of the Second Floor Non-Gaming Sublease, Harrah's Jazz Company, and after the Plan Effective Date, Tenant, shall have the sole and exclusive right and entitlement to


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claim depreciation on all Improvements and Tenant's Property located on the
Leased Premises. Upon the termination of the Lease by default, expiration of the Term or as otherwise provided herein, Tenant will remain the owner of Tenant's Property on the Development subject to all liens and privileges provided by Louisiana law, including but not limited to all removable temporary buildings, gaming devices and machines.

      (b) Upon the termination of this Lease by default, Term expiration or as otherwise provided herein, if Tenant shall decide not to remove any part of Tenant's Property, Tenant shall notify Landlord in writing not less than three
(3) months prior to the expiration of the Term of this Lease or termination thereof, or, if earlier, fifteen (15) days from receipt of a notice under
Section 21.3(a) of this Lease, specifying the items of Tenant's Property which it has decided not to remove. If, within thirty (30) days after the service of such notice, Landlord shall request Tenant to remove any of Tenant's Property, Tenant shall at its sole expense remove the same in accordance with such request. As to Tenant's Property that Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall immediately become the property of Landlord without notice or compensation of any kind to Tenant. At Landlord's option, Tenant shall remove the signs designated by Landlord


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subject to the rights of the owner(s) of the affected names, trade names, trademarks, and logos.

      (c) If, prior to the expiration of this Lease by termination or otherwise, Tenant does not remove any of Tenant's Property or signs which Landlord has requested Tenant to remove pursuant to Section 7.1(b) of this Lease, Landlord shall have the right to remove and to dispose of the property and to replace the same with like kind and quality without incurring liability to Tenant and at the sole cost and expense of Tenant and Landlord may use funds in the Capital Replacement Fund to remove such Tenant's Property or signs and to replace the same with like kind and quality, subject to the provisions of Section 19.8(d) of this Lease. Landlord may use such property as its own regardless of any Marks or System Marks; provided that Landlord may not exercise any ownership or, except as otherwise provided in this Lease, other rights in respect of any such Marks or System Marks. In case of any damage to the Development resulting from the removal of Tenant's Property, Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's cost for repairing such damage. This obligation shall survive termination of this Lease.


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Section 7.2.   Surrender

      On the last day of the Term, or upon any earlier termination of this Lease by default or as otherwise provided herein, Tenant shall surrender to Landlord the Leased Premises, Tenant's Property deemed abandoned, and the Improvements in good order, condition and repair, reasonable wear and tear excepted, free and clear of all liens and encumbrances, other than those, if any, created by Landlord, or as to which Landlord has expressly consented may survive surrender, and, if requested to do so, Tenant shall execute, acknowledge and deliver to Landlord such instruments of further assurance as in the reasonable opinion of Landlord are necessary or desirable to confirm or perfect Landlord's right, title and interest in and to all of the property hereinabove described including all Improvements constructed or erected on the Leased Premises.

                                  ARTICLE VIII.

           USE OF LEASED PREMISES; COMPLIANCE WITH LAWS AND ORDINANCES

Section 8.1.   Permitted Uses

      Tenant may occupy and use the Casino Premises and the Improvements thereon for the purpose of conducting Casino Gaming Operations pursuant to and in compliance with the Act and for any use related or incidental thereto. Uses related or incidental to Casino Gaming Operations include: (i) food service at the


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Casino to the extent permitted under LAC 42:IX.3587 as in effect as of the date hereof or thereafter amended or enacted so long as such amendment or newly enacted ordinance is not Discriminatory; (ii) live entertainment on the first floor of the Casino to the extent approved by the zoning laws and ordinances of the City in effect as of the Execution Date or thereafter amended or enacted so long as any such amendment or newly enacted ordinance is not Discriminatory;
(iii) retail use on the first floor of the Casino in an area not to exceed five thousand (5,000) square feet, to the extent approved by the zoning laws and ordinances of the City in effect as of the Execution Date or thereafter amended or enacted so long as such amendment or newly enacted ordinance is not Discriminatory; and (iv) exterior signs on the Leased Premises in appropriate locations, sizes, numbers and appearance identifying performers or performances. In addition, Tenant is permitted to charge an admittance fee for boxing or other specialty events not normally conducted by businesses in the immediate vicinity of the Casino, as more particularly agreed to in the conditional use ordinances, subject to the application of any Special Event Charges in accordance with
Section 9.7 of the Lease. Tenant may occupy and use the Support Facilities Premises and the Improvements thereon for parking, casino support, employee training, offices and any other use permitted by zoning laws and the ordinances of the City. Tenant


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and JCC Development may permit the premises subject to the Second Floor
Non-Gaming Sublease to be occupied and used for non-gaming uses of the type to be described in the Master Plan, and for any use related or incidental thereto, and for no other purpose. Except as otherwise provided in the Lease, Tenant shall not use the Development for any other purpose without Landlord's prior written consent.

Section 8.2.   Limitation of Use and Penalties

      Tenant shall not occupy, improve, use or suffer or permit the use, improvement or occupancy of, the Development or any part thereof, in any unlawful manner or for any illegal purpose or in violation of the terms and conditions of this Lease and/or of any certificate of occupancy or other similar certificate, permit or approval applicable to the Development or any part thereof. Tenant shall not use, improve or occupy or permit the use, improvement or occupancy of the Development or any part thereof in violation of the zoning and planning resolutions and laws of any government agency applicable to the Development.

Section 8.3.   Covenant to Comply with Certain Obligations

      Tenant, at all times during the term of this Lease and at Tenant's sole expense, shall promptly comply with and conform to:


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      (a)   all requirements of any national or local board of Fire
            Underwriters, or any other body performing similar functions to the extent applicable to the Development;

      (b) all requirements of the policies of insurance affecting the Development or any part thereof;

      (c) all state and local codes, such as: buildings codes, electrical codes and other similar statutes ordinances or regulations; and

      (d)   all provisions of the Act.

Section 8.4.   Uses of Development Revenues

      Notwithstanding the permitted uses described in Section 8.1 of this Lease or other permitted uses within the Development, Tenant shall not, and Tenant shall not permit JCC Development to, use any revenues generated at the Development to subsidize Persons that will compete unfairly with the businesses located in Orleans Parish, such as restaurants, hotels or other commercial enterprises. Furthermore, Tenant shall not, and Tenant shall not permit JCC Development to, operate taxis, limousines or other forms of ground transportation in the metropolitan New Orleans area. The foregoing prohibitions shall not restrict Tenant's ability to operate shuttle bus service for employees of the Development and shuttle bus service for patrons of the Development to and from the Casino and


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

their hotels, except in areas where the operation of buses is prohibited by City traffic ordinances of general application in effect as of the date hereof or as hereafter amended or enacted, so long as such amendment or newly enacted ordinance is not Discriminatory. Notwithstanding the above, Tenant or JCC Development shall not operate a licensed gaming riverboat (a "Riverboat Casino") without the prior written consent of Landlord, the City and the City Council, which consent can be withheld in each of these parties' respective sole discretion.

                                   ARTICLE IX.

                                   IMPOSITIONS

Section 9.1.   Payment of Impositions

      (a) Subject to the right to contest described in Section 9.3 of this Lease, Tenant shall be obligated to pay or cause to be paid, and pay timely, on or before the last day on which they may be paid without penalty or interest, all non-Discriminatory real estate taxes and assessments (ordinary and extraordinary, unforeseen as well as foreseen), water rents, sewer and other charges, value added tax, use and occupancy tax, sales tax, vault tax, amusement taxes on Special Event Charges and other taxes, duties and charges, fees or payments imposed by any governmental, quasi-governmental, or public authority, or utility or entity, which are imposed, assessed, levied, or become due or payable or become a charge or


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

lien upon, or arise in connection with the ownership, use, occupancy or possession of the Development, or any part thereof, or any of the Improvements thereon, or any appurtenances thereto (all of the foregoing being herein collectively referred to as "Impositions") during the Term after Site Mobilization, and in each case shall submit to Landlord on or before ten (10) days after the last day upon which the same may be paid without penalty or interest a receipt or receipts showing the payment thereof or if no such receipt is then available a certificate of a senior officer of Tenant that such payment has been made. All payments of or with respect to the Impositions shall be fully and promptly made or caused to be made by Tenant directly to the respective authorities, utilities or entities rendering the charges therefor or to whom such payments are due or payable.

      (b) Tenant waives any rights it may have under Article VII, Section 21(H) of the Louisiana Constitution in relation to the Development and further, in the event Tenant is relieved by Section 627 of Louisiana Act 384 of 1992 (or by any local and special state legislation now in effect or hereafter enacted that applies only to Tenant, or only to the tenant of the Casino as such), from the obligation to pay ad valorem taxes to the City in connection with the ownership, use, occupancy, or possession of the Development, or any part thereof, or any of the Improvements thereon, or any appurtenances thereto after Site Mobilization,


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then in that event Tenant will make a voluntary annual payment in cash to the
City for itself and on behalf of all tax recipient authorities in an amount equal to the taxes that would have been paid by Tenant to the City if Tenant had not been relieved by special and local state legislation from the obligation to pay such taxes.

      (c) The City agrees that, in connection with its exercise of zoning or other powers, if the City shall assess any Imposition against Tenant or the Development that is Discriminatory, Tenant shall have the right to contest the Imposition in accordance with the rules, regulations and laws of the City and the State of Louisiana. If a court finds by an unappealable final judgment that an Imposition is Discriminatory and the City is unable to re-pay or otherwise reimburse Tenant for any such Imposition paid by Tenant, then Tenant shall be entitled to set off against Rent and Additional Charges the Discriminatory portion of any such Discriminatory Imposition that was paid by Tenant.

Section 9.2.   Impositions in the Year of Expiration

      All Impositions for the tax years in which Site Mobilization and the Expiration Date fall (whether or not such Impositions or any of them are then liens on the Development or any part thereof) shall be apportioned between Landlord and Tenant as of the Site Mobilization or Expiration Date so that Tenant shall pay


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and bear such portion thereof as relates to the period within the Term after Site Mobilization.

Section 9.3.   Contest of Impositions

      Tenant, after notice to Landlord, may in good faith contest any Imposition by appropriate proceedings conducted promptly at Tenant's expense, in Tenant's name, or (whenever necessary) in Landlord's or the City's name and, in such event, Landlord and the City agree, at Tenant's expense, to cooperate with Tenant with respect to such contest and Tenant agrees to indemnify and hold harmless Landlord and the City against any reasonable cost, expense (including reasonable attorneys' fees and expenses) or liability, other than revenue lost as a result of diminution of such Imposition, that Landlord or the City may suffer or incur arising out of or in any manner relating to such cooperation. Upon Landlord's or the City's request, but at Landlord's and City's sole cost and expense, Tenant shall permit Landlord or the City to participate in such proceedings with counsel of Landlord's or the City's choosing. However, Landlord's obligation under this Section 9.3 shall not require any conduct by Landlord or the City, if such conduct would have any elements of state or governmental action, including but not limited to the reduction of property assessments. Tenant shall be entitled to any refund received by Tenant, Landlord or the City from any taxing authority to the


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

extent that such refund relates to or is based upon an Imposition payment that was made, and whose economic burden was borne, by Tenant in connection with any Imposition. If Tenant contests any Imposition as being Discriminatory, Tenant's payment of such Imposition under protest or nonpayment, if allowed under applicable law, of such Imposition shall not be a default under this Lease until such time as such Imposition is determined by final unappealable judgment not to be Discriminatory.

Section 9.4.   Reports

      As between the parties hereto, Tenant alone shall have the duty and right of attending to, making or filing any declaration, statement or report that may be provided or required by law as the basis of or in connection with the determination, equalization, reduction or payment of any and every Imposition that is to be borne or paid or that may become payable by Tenant under the provisions of this Article IX, and Landlord shall not be or become responsible to Tenant therefor nor for the contents of any such declaration, statement or report. To the extent any information is required to permit Tenant to prepare any such declaration, statement or report, Landlord and the City shall, upon written request of Tenant, promptly provide such information to Tenant. Tenant shall deliver copies of any such declarations, statements or reports to Landlord not later than


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ten (10) days after their submission by Tenant to the appropriate governmental agency.

Section 9.5.   Impositions Payable in Installments

      If an Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance of the Imposition), Tenant may exercise the option to pay the Imposition (and any accrued interest on the unpaid balance of the Imposition) in installments and, in such event, shall pay the installments as they become due during the Term of this Lease.

Section 9.6.   Certain Taxes Not Impositions

      Nothing contained in this Lease shall require or be construed to obligate Tenant to pay any franchise, corporation, capital stock, capital levies, transfer, estate or inheritance, income or excess profits tax imposed upon Landlord or upon its successors or assigns.

Section 9.7.   Amusement Tax

      Notwithstanding any provision of law or ordinance to the contrary, Tenant shall be obligated to collect and remit, and shall cause JCC Development to collect and remit, to the City amusement tax only with respect to amounts, if any, paid solely for the purpose of gaining entrance to concerts, boxing matches or other special events or for cover charges in lounges or food, beverages or merchandise sold at such special events, at the Casino, or held by Tenant or JCC Development, as the case may be, at any other location (hereinafter referred to as "Special Event Charges") and neither Tenant, the Casino Manager/Operator nor any other Person shall be obligated to collect and remit any amusement tax on wagers or Gross Gaming Revenue derived from the operation of the Casino. In the event a court of competent jurisdiction determines in a final non-appealable judgment that the amusement tax is applicable to Tenant's and JCC Development's receipts other than Special Event Charges, Tenant shall be entitled to set off the amount of the amusement tax collected and remitted (except for the amusement tax on Special Event Charges) against future Rents, future Gross Gaming Payments, and future Gross Non-Gaming Payments.

                                   ARTICLE X.

                CONSTRUCTION OF IMPROVEMENTS; GENERAL DEVELOPMENT

Section 10.1.   Initial Construction

      Tenant shall construct, erect, build or cause to be constructed and completed on the Casino Premises the Casino and other Improvements in conformity with and as more fully described in the GDA. Tenant shall also construct, erect, build or cause to be constructed and completed on the Support Facilities Premises, the Support Facilities, including parking facilities and necessary employee, service and support facilities for the Casino as more specifically defined and described in the GDA. Except as otherwise provided in this Lease, Tenant shall obtain prior written approval from Landlord to construct, erect, build or demolish or cause to be constructed or demolished any Improvement on the Leased Premises not specifically identified in this Lease or in the GDA.

Section 10.2.   Liens and Claims

      (a) During the Term, Tenant shall not suffer or permit to be enforced against the Development, or any part thereof, any mechanics', materialmen's, contractors', vendors', laborers' or subcontractors' liens growing out of the work, except work by or for Landlord or the City, on any building, construction, repair, alteration, restoration, replacement or improvement, and Tenant shall pay or cause to be paid all of said liens, claims or demands before any action is brought to enforce the same against the Development. Tenant agrees to indemnify and hold Landlord and the City and the Development free and harmless from all liability for any and all such liens, claims, demands and actions (collectively the "Liens"), together with reasonable attorney's fees and all costs and expenses in connection therewith. Tenant shall notify Landlord of the filing of a Lien within ten (10) Business Days after Tenant has actual knowledge thereof.

      (b) Notwithstanding the foregoing, Tenant shall have the right to contest any such Lien and if Tenant shall in good faith contest the validity of such Lien,


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

then Tenant shall, at its sole expense, defend itself, Landlord and the City against the same and shall pay and satisfy any adverse expense or cost or any adverse judgment and costs and other expenses related thereto that may be rendered thereon before the enforcement thereof against Landlord, the City or the Development. If Landlord shall require, Tenant shall furnish to Landlord a surety bond or other security reasonably satisfactory to Landlord in an amount at least equal to such contested Lien indemnifying Landlord and the City against liability for the same, and holding the Development free from the effect of such Lien.

      (c) Landlord reserves the right at any time and from time to time to post and maintain on the Development such notices of nonresponsibility or other notices as may be necessary to protect Landlord and the City against liability for all Liens.

                                   ARTICLE XI.

                                  ENVIRONMENTAL

Section 11.1.   Environmental Obligations

      Subject to the limitations of Section 18.3 of this Lease, Tenant shall not cause, permit or allow any violation of any Environmental Laws about or beneath the Development or any portion thereof by Tenant, its agents, employees, contractors, Space Tenants, invitees or any other Person under the control or


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direction of Tenant. Tenant shall not cause or permit its agents, employees, contractors, Space Tenants, invitees or other Persons under the control or direction of Tenant to violate any of the Environmental Laws upon, about or beneath the Development or any portion thereof. Tenant shall obtain, or cause to be obtained, at no expense to Landlord, any and all permits necessary or required under the Environmental Laws in connection with or arising out of Tenant's demolition, destruction, construction, and building of Improvements on the Leased Premises and use of the Development. Landlord had reason to believe that the Improvements on the Casino Premises at the Effective Date contained asbestos. Harrah's Jazz Company has had a properly licensed asbestos abatement contractor remove the asbestos to a properly licensed disposal site.

Section 11.2.   Landlord's Right to Perform

      Should Tenant fail to perform or observe any of its obligations or agreements pertaining to the Environmental Laws, then Landlord (directly or through the appropriate City department) shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to this Lease, to enter the Development personally or through its agents, consultants or contractors and perform the same, and Tenant shall pay for and reimburse Landlord (or the City as the case may be) for its performance of Tenant's duties, which


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

reimbursement shall be paid at the Default Rate. Landlord (or the City, as the case may be) shall not exercise such right unless (i) it is required by governmental authorities or courts pursuant to Environmental Laws and (ii) (a) Tenant or any Space Tenant is not contesting the compliance of Tenant or Space Tenant with Environmental Laws or (b) Tenant or any Space Tenant is not curing such failure in a manner acceptable to governmental authorities or courts, as the case may be, having jurisdiction over such matters.

Section 11.3.   Notice

      If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of any of the Environmental Laws in connection with the Development or past or present activities of any Person thereon, then Tenant shall deliver to Landlord within five (5) days after receipt of such notice or communication by Tenant, a copy of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.


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

                                  ARTICLE XII.

                   DAMAGE TO OR DESTRUCTION OF LEASED PREMISES

Section 12.1.   Damage or Destruction

      In the event of damage to or destruction of Improvements on the Leased Premises or any part thereof by fire, casualty or otherwise, Tenant, at its sole expense and whether or not the insurance proceeds, if any, shall be sufficient therefor, shall promptly, after the insurance proceeds have been adjusted, repair and restore the Development, as nearly as possible, to the same condition of the Development or such part as existed prior to such damage or destruction, using materials of an equal or superior quality to those existing in the Development prior to such casualty, so that the Development shall contain at least the same usable area existing prior to such fire or casualty. If required, Tenant shall obtain a permanent certificate of occupancy as soon as practicable after the completion of such repair and restoration.

Section 12.2.   Use of Insurance Proceeds

      (a) All proceeds of casualty insurance on the Development shall be made available to pay for the cost of restoration and repair if any part of the Development is damaged or destroyed in whole or in part by fire or other casualty. All work required to be performed in connection with such restoration and repair is hereinafter called the "Repair Work." All such insurance proceeds, less the cost


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

of collection, shall be paid into a trust account to be created by an independent third party (the "Insurance Trustee") to be chosen by Tenant and Landlord within ten (10) days of when the proceeds are made available (and approved by each Leasehold Mortgagee), which shall be located in the City. If Tenant or Landlord for whatever reason, cannot or will not participate in the selection of the Insurance Trustee, then the other party (with approval of each Leasehold Mortgagee) shall select the Insurance Trustee. Tenant shall name the Insurance Trustee appointed pursuant to this Section 12.2 as the sole loss payee on Tenant's casualty insurance. If those parties who participate in the selection process cannot agree on the selection of the Insurance Trustee, either Landlord, Tenant or any Leasehold Mortgagee may apply to the Civil District Court for the Parish of Orleans, State of Louisiana for the appointment of a national bank located in the City as the Insurance Trustee. The Insurance Trustee shall hold the insurance proceeds in trust to be disbursed in stages to pay for the cost of the Repair Work, as hereafter provided. The Insurance Trustee shall deposit the insurance proceeds in an interest bearing account and any after-tax interest earned thereon shall be added to the insurance proceeds. If the insurance proceeds are insufficient to pay for the Repair Work, Tenant shall, nevertheless, complete the Repair Work and, after the funds in the trust account have been exhausted, pay for it in full using its own


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

funds. Tenant shall submit a certificate of a licensed and qualified architect or engineer, as may be appropriate (an "Architect"), and its own certificate certifying that the Repair Work has been completed and paid for in full, and specifying the amount paid by Tenant. Any certificates required to be given by Tenant under this Article XII shall be executed and acknowledged by a senior officer of Tenant and shall be in form and substance reasonably satisfactory to Landlord and each Leasehold Mortgagee.

      (b) Promptly following any damage or destruction to the Development by fire or casualty, Tenant shall:

            (i) give written notice of such damage or destruction to Landlord and each Leasehold Mortgagee;

            (ii) engage an Architect to prepare plans and specifications for the Repair Work;

            (iii) cause the Architect to prepare preliminary plans and specifications for the Repair Work;

            (iv) prepare an itemized cost breakdown of the total cost of the Repair Work by appropriate trades and other costs entailed in the Repair Work;


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

            (v) produce a proposed contract (or series of contracts with subcontractors and a contract with a construction manager) between Tenant and a reputable contractor or contractors experienced in the performance of comparable work for the performance of the Repair Work; each contract shall provide for no less than a five percent (5%) holdback and all such contracts shall be made subject to, and shall comply with, the Open Access Program and the Open Access Plans;

            (vi) produce a building permit, if required, issued by the appropriate government agency or agencies authorizing the Repair Work as complying with all applicable codes and obtain all other licenses and permits required by law as a condition to the commencement of the Repair Work;

            (vii) deliver evidence satisfactory to Landlord and each Leasehold Mortgagee that the Development is capable of substantial restoration and reconstruction of its condition immediately prior to the fire or casualty; and

            (viii) deliver an agreement by Tenant to complete the Repair Work (which completion may initially be evidenced by the issuance of a temporary certificate of occupancy for the Development) in a reasonable amount of time plus periods of time as performance by Tenant is prevented


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

      by force majeure events (other than financial inability) specified in
      Section 32.2(a) of this Lease after occurrence of the fire or casualty.

      The identity of the Architect and contractor, and the preliminary plans and specifications shall be subject to the written approval of Landlord and each Leasehold Mortgagee, which approval Landlord and each Leasehold Mortgagee agree not to unreasonably withhold, financially condition or delay. The Insurance Trustee shall not advance any part of the insurance proceeds to pay for the cost of the Repair Work until all of the above items have been delivered to it and Landlord and each Leasehold Mortgagee has approved the Architect, contractor, and the preliminary plans and specifications, which approval shall not be unreasonably withheld, financially conditioned or delayed. No material changes in approved plans and specifications shall be permitted without the prior written consent of Landlord and each Leasehold Mortgagee, which consent shall not be financially conditioned.

      (c) After satisfaction of the conditions specified in Section 12.2(b) of this Lease, the Insurance Trustee shall, from time to time, but not more frequently than once a month, advance insurance proceeds to pay for Tenant's costs in performing the Repair Work and other reasonable and necessary soft costs incurred in connection with the Repair Work, such as Architect's and other professional fees


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


and building permit fees. These advances shall be made in response to a written request therefor signed by Tenant specifying the amount due and the party to whom it is to be paid, and, if the payment is to contractors for part of the Repair Work, it shall be accompanied by the request for payment signed by the contractor giving a brief description of the Repair Work completed, services or materials for which payment is requested, stating the progress of the Repair Work to the date of said certificate, that the Repair Work completed to the date of the certificate materially conforms with the plans and specifications approved by Landlord and each Leasehold Mortgagee, that the payment requested is owing under the contract in question, and the Repair Work for which payment is requested has not been made the subject of any prior payment. Such certificate of a contractor shall be accompanied by a certificate of the Architect stating that the payment requested is due under the contract in question and that, to the best of the Architect's knowledge, the Repair Work completed to date materially conforms to the plans and specifications approved by Landlord and each Leasehold Mortgagee. Upon receipt of these items, the Insurance Trustee shall make payments directly to the contractors as specified in the requests submitted with the approval of the Architect and Tenant, or to Tenant to reimburse Tenant for costs expended. The Insurance Trustee shall continue to disburse the proceeds in response to these


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

requests for payment until the Repair Work is completed and paid for in full or until the insurance proceeds are exhausted. In the latter case, Tenant shall pay for all costs in excess of the insurance proceeds. On completion of the Repair Work and payment therefor in full, Tenant shall submit to Landlord and each Leasehold Mortgagee a certificate of the Architect and of Tenant certifying that the Repair Work is complete in accordance with the plans and specifications, and Tenant shall submit a certificate stating that all of the obligations of Tenant to any contractor, subcontractor, materialman, supplier or any other person performing the Repair Work, providing services or supplying material in connection with the Repair Work have been satisfied and discharged in connection therewith, and all appropriate lien waivers must be delivered to Landlord and each Leasehold Mortgagee at that time. Any insurance proceeds remaining in the hands of the Insurance Trustee following the delivery of these certificates shall be paid to Tenant, subject to the rights of the Leasehold Mortgagees.

      (d) Notwithstanding anything in this Section 12.2 to the contrary, insurance proceeds for any fire or casualty of less than Five Hundred Thousand Dollars ($500,000) shall not be paid to the Insurance Trustee to be disbursed as provided in this Section 12.2, but instead such proceeds shall be paid by the insurer directly into a segregated account established by Tenant for the purpose of


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

funding the Repair Work. This account is established as an assurance fund to guarantee the completion of the Repair Work. Tenant does retain the right to withdraw funds from this account to pay for the Repair Work and to any excess funds in the account following completion of the Repair Work. Upon receipt of such proceeds in the account, Tenant shall promptly undertake and complete the Repair Work in accordance with this Article XII, and upon completion of the Repair Work, Tenant shall furnish Landlord and each Leasehold Mortgagee with (i) a reasonably detailed report describing the damage or destruction, the Repair Work performed, and the cost thereof, (ii) a certificate executed and acknowledged by a senior officer of Tenant, in form and substance reasonably satisfactory to Landlord and each Leasehold Mortgagee, stating that all of the obligations of Tenant to any contractor, subcontractor, materialman, supplier or any other person performing Repair Work, providing services or supplying material in connection with the Repair Work have been satisfied and discharged in full or otherwise provided for to Landlord's and each Leasehold Mortgagee's reasonable satisfaction, together with all appropriate lien waivers in connection therewith, (iii) a copy of the plans and specifications prepared in connection with the Repair Work, and (iv) a certificate of the Architect and of Tenant certifying


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

that the Repair Work is complete in accordance with the plans and specifications for the Repair Work.

Section 12.3.   No Abatement of Rent and Additional Charges

      (a) Except as provided in Section 12.3(b) of this Lease, no destruction of or damage to the Development, or any portion thereof or property therein by fire, flood or other casualty, whether such damage or destruction be partial or total, shall permit Tenant to surrender or terminate this Lease, permit JCC Development to surrender or terminate the Second Floor Non-Gaming Sublease, relieve Tenant from its obligation to pay in full the Rent and Additional Charges and other sums and charges payable to Landlord and the City under this Lease or relieve JCC Development from its obligation to pay in full Landlord's Sublease Rent and other sums and charges payable under the Second Floor Non-Gaming Sublease.

      (b) If destruction or damage to the Development occurs during the last five (5) years of the Term, such that Tenant determines that it is impracticable to repair such destruction or damage, Tenant shall, but only if Tenant is in compliance with Section 13.1 of this Lease, at Tenant's election, be entitled to terminate this Lease upon: (i) giving written notice to Landlord; (ii) payment to Landlord of the Rent for the remainder of the Term; (iii) assignment to Landlord


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

of Property/Casualty Insurance proceeds; and (iv) satisfaction and/or removal by Tenant of all liens and encumbrances on the Development created by Tenant.

                                  ARTICLE XIII.

                                    INSURANCE

Section 13.1.   Property/Casualty Insurance Coverage

      (a) Tenant, at its sole cost and expense, shall keep, with an insurance company authorized to do business in the State of Louisiana having an A.M. Best Rating of A-:VIII or better, the Improvements insured beginning on the Possession Date and throughout the Term for the mutual benefit of Landlord, the City and each Leasehold Mortgagee, as additional insureds, and Tenant, as the named insured, against loss or damage by fire, explosion, lightning, and other risks embraced by coverage of the type now known as the broad form of extended coverage, including, but not limited to, riot and civil commotion, smoke, windstorm, aircraft, vehicle, strike, riot, and vandalism and malicious mischief with additional coverage for broad form water damage, sprinkler leakage, flood, boiler and machinery and against such other risks or hazards as reasonably required by Landlord consistent with industry standards in an amount not less than one hundred percent (100%) of the then full replacement cost of the Improvements (exclusive of the cost of excavations, foundations and footings) without deduction


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


for physical depreciation (the "Property/Casualty Insurance"). The peril of flood will be insured in the amount of Fifty Million Dollars ($50,000,000) applicable to the Improvements and Fifty Million Dollars ($50,000,000) applicable to business interruption insurance. The full replacement cost shall be appropriately recalculated in accordance with industry standards at regular intervals no more frequently than annually; provided that if there is a material change to the Development, an interim recalculation may be required by Landlord. Such policy or policies maintained shall include a deductible of not more than One Hundred Thousand Dollars ($100,000) per occurrence, exclusive of the perils of windstorm and flood. For windstorm, the deductible shall be Five Hundred Thousand Dollars ($500,000), unless Landlord approves a higher deductible amount because of commercial unavailability. For flood, the deductible, after purchase of the limits available from the National Flood Insurance Program, shall be Five Hundred Thousand Dollars ($500,000). Tenant shall be solely responsible for all losses within the deductibles, if any. Tenant, at its sole cost and expense, shall also maintain insurance to cover Tenant's contractual indemnity obligations assumed in this Lease but only insofar as such obligations relate to tort indemnities, and only to the extent that insurance is available at commercially reasonable rates. Tenant, at its sole cost and expense, shall keep the Development insured throughout the


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

Term for loss of Rent and Additional Charges for a two (2) year period with Landlord and the City as additional insureds, as their interests may appear.

      (b) During construction of the Improvements pursuant to the GDA, Tenant shall maintain or cause to be maintained Builder's Risk Insurance on an "All Risk" form, including fire and extended coverage. The policy shall name Landlord, the City and each Leasehold Mortgagee as additional insureds, as their interests may appear. The deductible shall not exceed One Hundred Thousand Dollars ($100,000) per occurrence. For flood, the deductible, after purchase of the limits available from the National Flood Insurance program, shall be Five Hundred Thousand Dollars ($500,000).

      (c) The specific policy limits and deductibles provided above (as adjusted for changes in industry standards) shall be increased at least once every five
(5) years to an amount which represents the equivalent, after inflation, of the sums hereinabove specified, as determined by a certified public accountant designated by Landlord using generally accepted indices of inflation.

Section 13.2.   Liability Insurance

      (a) Tenant, at its sole cost and expense, but with Landlord, the City and each Leasehold Mortgagee as additional insureds and Tenant as the named insured, shall maintain or cause to be maintained the following insurance with an


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

insurance company authorized to do business in the State of Louisiana having an A.M. Best Rating of A-:VIII or better during the Term of this Lease after the Possession Date:

          (i) Commercial General Liability insurance on an "occurrence basis" against claims for bodily injury, death or property damage occurring upon, in or about the Development or any elevators or any escalators therein and on, in or about the non-public streets and passageways on the Leased Premises. The insurance required to be maintained by Tenant under this paragraph: (1) shall afford immediate minimum protection in the amount specified below on the Possession Date and (2) at all times thereafter shall have such limits as Landlord shall, from time to time, reasonably require in accordance with industry standards. As of the date of this Lease, Landlord requires limits of liability under such insurance of not less than the following:

         General Aggregate Limit (other than Products-
                  Completed Operations) ...........................$2,000,000
         Products-Completed Operations Aggregate Limit ............$2,000,000
         Personal & Advertising Injury Limit ......................$1,000,000
         Each Occurrence Limit ....................................$1,000,000
         Fire Damage Limit ...........................................$50,000
         Medical Expense Limit ........................................$5,000

          (ii) Boiler and pressure vessel insurance, including air tanks, pressure piping and major air conditioning equipment, provided the Improvements contain equipment of the nature ordinarily covered by such insurance, in an amount not less than Fifteen Million Dollars ($15,000,000) or such larger sum as Landlord may reasonably require in accordance with industry standards.

          (iii) Comprehensive Motor Vehicle Liability Insurance with limits of not less than One Million Dollars ($1,000,000) combined single limit bodily injury liability and property damage. Coverages are to include all owned, hired and non-owned vehicles.

          (iv) Worker's Compensation and Employers' Liability Insurance in accordance with the statutory limits of the State of Louisiana, including any and all States Endorsements which will provide coverage for claims under both the Louisiana Workers' Compensation Act and, when applicable, the Federal Longshoremen's and Harbor Workers' Compensation Act with United States statutory limits. The limits of liability under the Employers' Liability Section of the Workers' Compensation and Employers' Liability insurance policy or policies required hereunder shall be in the amount of One Million Dollars ($1,000,000).

          (v) Commercial Umbrella Liability Insurance in excess of the coverages described in Sections 13.2(a)(i), (iii) and (iv) above, with limits of not


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

less than Seventy-Five Million Dollars ($75,000,000) and a self-insured retention of not more than Fifty Thousand Dollars ($50,000).

          (vi) Such other insurance, and in such amounts, as may from time to time be reasonably required by Landlord consistent with industry standards against the same or other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of buildings thereon, their construction, use and occupancy.

      (b) Tenant shall require its general contractor or construction manager engaged in or doing construction or Alterations to or on the Leased Premises to provide and maintain, during such time, at no cost or expense to the Landlord or the City, such insurance that will name as additional insureds and protect Landlord, the City, each Leasehold Mortgagee and Tenant from any and all claims for damage to public or private property or personal injury, including death, to the said employees of said general contractor or construction manager, or to any members of the public, which may arise from any or all operations under the contract between Tenant and said contractor or construction manager or to any of their respective subcontractors. The insurance required by this Section 13.2(b) shall comply with all of the general requirements applicable to the coverages required hereunder, including the requirement that the insurance coverage provided by any contractor or construction manager pursuant to this Section 13.2(b) must be issued by an insurance company authorized to do business in the State of Louisiana and having an A.M. Best Rating of A-:VIII or better. The insurance coverages required by this Section 13.2(b) shall extend to all occurrences that are the result of or arise from work performed by or under such contractor and/or construction manager; provided, however, that products and completed operations coverages shall extend for a period of two (2) years after the date on which such work is completed. Nothing contained in the foregoing provisions of this Section 13.2(b) shall be construed as requiring any such contractor and/or construction manager to maintain the coverage required during any period of time during which no contract by and between Tenant and such contractor or construction manager is in effect and/or no work is being performed in, on or to the Development by such contractor or construction manager.

      (c) Tenant shall cause the principal architect and engineer to obtain and secure Architects' and Engineers' Professional Liability Insurance covering all architectural and engineering services and work performed in connection with any construction or Alterations affecting the construction performed by or on behalf of Tenant or any Space Tenants with coverage limits not less than Five Million Dollars ($5,000,000) with a deductible of not more than Two Hundred Fifty

Thousand Dollars ($250,000) per occurrence. Such policy or policies of insurance shall include coverage for insuring losses caused by architects' errors and omissions. Such policy or policies shall delete exclusions with reference to contractual liability, joint ventures, parks, amusement devices and skateboards whenever applicable; provided that such insurance is commercially available.

      (d) The specific policy limits and deductibles provided above (as adjusted for changes in industry standards) shall be increased at least once every five
(5) years to an amount which represents the equivalent, after inflation, of the sums hereinabove specified, as determined by a certified public accountant designated by the Landlord using generally accepted indices of inflation. Notwithstanding the aforesaid, the base limits for liability coverages may be increased through Commercial Umbrella Liability Insurance, where applicable.


Section 13.3.    Business Interruption Insurance

      Commencing on the Opening Date and thereafter throughout the Term, Tenant shall maintain, at its sole cost and expense, a policy or policies of Business Interruption Insurance insuring Tenant (and naming each Leasehold Mortgagee, the City and Landlord as additional insureds, as their interests may appear) against the actual loss of average daily net profits, Additional Charges, City Payments, Gross Gaming Payments and Gross Non-Gaming Payments (to the extent not


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

covered by the Property/Casualty Insurance), fixed charges and expenses, including extra expense coverage, which may be occasioned by a casualty or catastrophe which interrupts the normal business and earnings of Tenant and Tenant's ability to pay the Rent, Additional Charges, City Payments, Gross Gaming Payments and Gross Non-Gaming Payments due under the Lease and Landlord's Sublease Rent due under the Second Floor Non-Gaming Sublease. The terms Gross Gaming Payments and Gross Non-Gaming Payments as used in this Section 13.3 are intended to represent not only those payments due prior to the interruption, but also, those payments which would have become due had no interruption in business occurred. The computation of the amount which would have become due shall be based upon payments made in the preceding year of operations or a fraction thereof if no complete year of business operations has taken place. The Leasehold Mortgagees shall have priority with respect to the proceeds of such insurance, in accordance with their respective interests, to pay Tenant's monetary obligations to such Leasehold Mortgagee except in the case of loss of Rent and Additional Charges insurance where Landlord and the City are additional insureds and sole payees of the proceeds. Such policy or policies may contain a time deductible of not more than forty-eight (48) hours; provided that

Tenant shall be solely responsible for all losses within the deductible period, if any.

Section 13.4.   Form of Insurance and Insurers

      (a) All policies of insurance provided for in this Article XIII and elsewhere in this Lease shall be effected under valid and enforceable policies, in such forms as may from time to time be as hereinbefore specified, issued by insurers of recognized responsibility and reasonably satisfactory to Landlord and each Leasehold Mortgagee and which are authorized to transact business in the State of Louisiana. Upon the execution of this Lease and thereafter prior to the expiration date of each policy furnished pursuant to this Article XIII or elsewhere in this Lease, a copy of each policy or a certificate thereof required to be furnished shall be delivered by Tenant to Landlord and each Leasehold Mortgagee.

      (b) Landlord and Tenant hereby mutually waive their respective rights of recovery against each other, the other's officers, directors, agents, representatives, employees, successors and assigns for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements if required by their insurer to evidence compliance with the aforementioned waiver.

Section 13.5.   Other Policies

      Unless otherwise required by a Leasehold Mortgagee, Tenant shall not take out separate insurance concurrent in form, or contributing in the event of loss, with that required in this Article XIII unless Landlord and the City are additional insureds therein, with loss payable as provided in Section 13.6 of this Lease. Tenant shall immediately notify Landlord of the taking out of any such separate insurance and shall cause the original policies in respect thereof or certificates therefor to be delivered as required in Section 13.4 of this Lease.

Section 13.6.   Adjustment of Insurance

      All policies provided for in Sections 13.1 and 13.3 of this Lease shall provide for loss thereunder to be adjusted with Tenant and payable to Tenant, Landlord and each Leasehold Mortgagee as their interest may appear with respect to any particular casualty resulting in damage or destruction to the Casino and Improvements, except as otherwise provided by this Lease.

Section 13.7.   Insurance Notice

      Each such policy or certificate therefore issued by the insurer shall to the extent obtainable contain (a) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company so to pay, in accordance with Section 13.6 of this Lease, the amount of any loss sustained and

(b) an agreement by the insurer that such policy shall not be canceled or modified without at least thirty (30) days prior written notice by registered mail, return receipt requested, to Landlord, the City and each Leasehold Mortgagee.

Section 13.8.   Keep in Good Standing

      Tenant shall observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Development and Tenant shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies of good standing satisfactory to Landlord and each Leasehold Mortgagee shall be willing to write or to continue such insurance. Tenant shall, in the event of any violations or attempted violations of the provisions of this
Section 13.8 by any permitted Space Tenant, take steps, immediately upon knowledge of such violation or attempted violation, to remedy or prevent the same as the case may be.

Section 13.9.   Unearned Premiums

      Upon the expiration or earlier termination of this Lease unearned premiums upon any of such insurance policies which are transferred to Landlord, if any, shall be apportioned between Landlord and Tenant; provided that if Tenant shall then be in default causing the termination of this Lease, the portion of such unearned premiums to which Tenant would otherwise be entitled shall be applied first against any amount due under the default.

Section 13.10.   Blanket Policies

      Any insurance provided for in this Article XIII may be effected by a policy or policies of blanket insurance; provided, however, that the amount of the total insurance allocated to the Development shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other specific insurance provisions and Tenant shall deposit the original policy or policies or a copy thereof or a certificate thereof with Landlord and each Leasehold Mortgagee.

Section 13.11.   Change of Circumstances or Conditions

      If any insurance required to be maintained under this Lease is not available at commercially reasonable levels, Tenant and Landlord shall renegotiate the type of insurance that may be required to fully protect Landlord, the City and Tenant (or, if an alternative type of insurance is not available at commercially reasonable levels, Tenant and Landlord shall negotiate an alternative arrangement to protect Landlord, City and Tenant subject to approval of the City Council).


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

Section 13.12.   Sublessee Insurance

      Without limitation of Tenant's obligation to comply or cause compliance with this Article XIII, Tenant may elect to require JCC Development and JCC Development's tenants under its Space Lease, and all sublessees of Tenant under their Space Leases, to comply with any of the requirements of this Article XIII as to the portion of the Development subject to the Second Floor Non-Gaming Sublease or any Space Lease to the extent that such provisions relate to said portion. JCC Development, its tenants under its Space Lease and any sublessee of Tenant shall be required to name Landlord and the City as additional insureds under any such policies.

                                  ARTICLE XIV.

                    FINANCIAL AND ACCOUNTING RECORDS, BUDGETS
                           AND REPORTING REQUIREMENTS

Section 14.1.   Financial and Accounting Records

      Tenant shall maintain and keep, or shall cause to be maintained and kept, full and accurate Books and Records at the Development or at such other location as shall be approved by Landlord, in writing, of all business conducted or transacted in, upon or from the Development, including, but not limited to, all business and gaming operations conducted by the Casino Manager/Operator, which may reasonably assist Landlord in determining the Rent and Additional

Charges to be paid by Tenant under this Lease. This includes but is not limited to full and accurate Books and Records of all business and gaming operations conducted at the Casino. Tenant shall maintain and require the Casino Manager/Operator to maintain and make available to Landlord full and accurate Books and Records reflecting the results of the operation of the Casino. If Tenant maintains permanent records in a computerized or microfiche fashion, Tenant shall provide to Landlord, upon reasonable requests, a detailed index to the microfiche or computerized record, which must be indexed by department and date. The Books and Records are subject to the record retention and storage policies required by this Lease and by applicable Governmental Requirements. Tenant shall retain and maintain Books and Records for at least five (5) years.

Section 14.2.   Financial Statements Quarterly Meetings

      Tenant shall provide or require the Casino Manager/Operator to provide Landlord with accurate unaudited Financial Statements of the Development for each calendar quarter within sixty (60) days after the end of each quarter certified as accurate and prepared in accordance with GAAP by Tenant or the Chief Financial Officer of the Casino/Manager Operator. The annual Financial Statements of Tenant relating to the Development shall be audited by one of the six largest national certified public accounting firms (the "Big Six Firms") or such other firm acceptable to Landlord and Tenant at Tenant's expense and provided to Landlord within one hundred twenty (120) days after the end of the Fiscal Year. Each quarter, the Financial Statements of Tenant and the Casino Manager/Operator will be presented and explained to Landlord at a meeting organized and presented by Tenant and/or the Casino Manager/Operator. Other information to be supplied to Landlord by Tenant and the Casino Manager/Operator at such quarterly meeting shall include: (1) a ninety (90) day projection for Gross Gaming Revenue and Gross Non-Gaming Revenue and (2) the statistical analysis of gaming operations at the Casino. In addition to the annual audited Financial Statements, the Financial Statements for the last Fiscal Year shall be audited at the termination of this Lease. Notwithstanding the foregoing, if Tenant, the Casino Manager/Operator or any Affiliate Controlling, Controlled by or under common Control with Tenant or the Casino Manager/Operator is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Tenant shall submit to Landlord both quarterly or annual Financial Statements and quarterly or annual reports filed with the United States Securities and Exchange Commission at the same time such reports are required to be filed under the Exchange Act.

This provision shall not limit Landlord's review and audit rights under
Section 14.3 of this Lease.

Section 14.3.   Review and Audit

      (a) Each of Landlord and Tenant shall retain one of the Big Six Firms, and may also retain another local public accounting firm ("Local Firm") to joint venture with the Big Six Firm, to perform audits and accounting work for Landlord and Tenant, respectively (the "Accepted Auditor"). If Landlord retains a Local Firm together with a Big Six Firm, both firms shall certify in writing to Landlord that they do not have any conflicts of interest. If all of the Big Six Firms have a conflict of interest, Landlord may select its Accepted Auditor from among the ten (10) largest public accounting firms. Three (3) years after the Opening Date, a Local Firm may be chosen as Landlord's Accepted Auditor without the involvement of a Big Six Firm if the Local Firm has gained sufficient experience and knowledge to adequately and professionally conduct the audits and accounting work.

      (b) Tenant shall notify Landlord in writing at least twenty (20) days prior to the time Tenant's duly appointed Accepted Auditor will be performing its annual audit or review functions (the "Annual Audit"). Landlord's duly appointed Accepted Auditor, shall have the right, during the process of the Annual Audit,


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


whensoever the same occurs and during normal business hours, after reasonable written notice to Tenant and to the Casino Manager/Operator that Landlord's Accepted Auditor will be participating with Tenant's Accepted Auditor, to independently examine, audit, inspect and transcribe the Books and Records of Tenant and the Casino Manager/Operator (the "Landlord's Audit"). Tenant shall make available Books and Records of the Casino Manager/Operator for the aforesaid purpose. Notwithstanding the foregoing, Landlord's Accepted Auditor shall not have the right to examine, audit, inspect or transcribe (i) any customer records or (ii) any Books and Records or information that Tenant is required by law not to disclose. Tenant shall be required, however, to provide Books and Records and information to Landlord's Accepted Auditor for a review and audit in accordance with GAAP, including information that is reasonably sufficient to confirm the calculation of net credit. In addition, if Tenant so desires, it may retain another Accepted Auditor to do a second audit (the "Second Audit"). This firm shall also be required to use GAAP. The Second Audit must be commenced within thirty (30) days after Landlord advises Tenant of the results of Landlord's Audit and completed within ninety (90) days thereafter. If, upon completion of the Annual Audit, (i) Landlord's Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated by two percent (2%) or more over a period of a full Fiscal Year and Tenant does not elect to have a Second Audit performed or (ii) any Second Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated by two percent (2%) or more over a period of a full Fiscal Year, Tenant shall pay to Landlord within thirty (30) days after demand the actual cost to Landlord of Landlord's Audit for such Fiscal Year. If Landlord's Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated by two percent (2%) or more over a period of a full Fiscal Year and any Second Audit shows that such understatement is less than two percent (2%) over a period of a full Fiscal Year, Tenant shall only pay to Landlord the actual cost to Landlord of Landlord's Audit for such Fiscal Year if a court of competent jurisdiction determines that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated by two percent (2%) or more over the full Fiscal Year at issue. Notwithstanding the foregoing, if Landlord's Audit or any Second Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated or overstated over a period of a full Fiscal Year, thereafter, during the next succeeding Fiscal Year, Landlord may conduct independent audits, through its


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


Accepted Auditor, at times other than during the Annual Audit upon reasonable written notice and during normal business hours.

Section 14.4.   Confidentiality

         Landlord agrees to treat, and to cause Landlord's Accepted Auditor to treat, all Books and Records, Financial Statements and other financial information as confidential and, except in response to a valid court order or an administrative order from the LGCB, shall not divulge any of the records to third parties without the prior written consent of Tenant and, with respect to information from the Casino Manager/Operator, the prior written consent of the Casino Manager/Operator; provided that Tenant and, with respect to information from the Casino Manager/Operator, the Casino Manager/Operator, have treated and handled such Books and Records, Financial Statements and other financial information as confidential by marking or otherwise designating the material as confidential in a visible manner reasonably calculated to provide actual notice to Landlord and Landlord's Accepted Auditor of its confidential status and by taking due care to prevent disclosure of the material except to authorized persons. Notwithstanding the foregoing, Landlord shall have the right to provide the information to the Mayor and the City Council with the understanding and agreement that the information shall also be maintained in strictest confidence by


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

the Mayor and the various City Council members. Notwithstanding anything to the contrary, Landlord, Landlord's Accepted Auditor and the City shall have the right to divulge confidential information (a) if required by law, (b) if already public as a result of disclosure by Tenant or the Casino Manager/Operator, (c) in an enforcement proceeding by Landlord against Tenant pertaining to this Lease, or, if needed, (d) to their accountants and/or attorneys. Other than disclosure pursuant to (b) above, before the City and Landlord may divulge confidential information, any reasonable action necessary to keep the information confidential, including the execution of confidentiality agreements, will be undertaken. The identity of customers will not be divulged.

Section 14.5.   Errors in Financial and Accounting Records

      (a) If, upon completion of Landlord's Audit, Landlord's Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated for a period of a full Fiscal Year or otherwise shows any deficiency in Rent or Additional Charges and Tenant does not elect to have a Second Audit performed, Tenant shall pay to Landlord within fourteen (14) days after demand any amounts then due Landlord pursuant to this Lease based upon Landlord's Audit. If, upon completion of Landlord's Audit, Tenant elects to have a Second Audit performed and such Second Audit shows that Gross Gaming

Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated for a period of a full Fiscal Year or otherwise shows any deficiency in Rent or Additional Charges, Tenant shall provide Landlord with copies of the Second Audit within five (5) days of receipt thereof and shall pay to Landlord within fourteen (14) days after demand any amounts then due Landlord pursuant to this Lease based upon the Second Audit. If any amount by which Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been understated over a Fiscal Year or any deficiency in Rent or Additional Charges, as determined by Landlord's Audit, exceeds any such determination pursuant to the Second Audit, Tenant shall only pay to Landlord any such greater amount due under this Lease in excess of those previously paid by Tenant pursuant to this Section 14.5(a) upon the determination by a court of competent jurisdiction that such greater amount is due. Any amounts payable to Landlord pursuant to this Section 14.5(a) shall include interest at the Default Rate from the date due until paid.

      (b) If, upon completion of Landlord's Audit, Landlord's Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been overstated for a period of a full Fiscal Year or otherwise shows an overpayment of Rent or Additional Charges and Tenant does not elect to have a

Second Audit performed, Tenant shall receive a credit (or shall be entitled to a refund if this Lease has terminated prior to the completion of Landlord's Audit and full application of any such credit against Rent and Additional Charges) against Rent and Additional Charges thereafter due equal to any excess amounts paid to Landlord pursuant to this Lease during the Fiscal Year at issue based upon the amount of the overstatement as determined by Landlord's Audit. If Tenant elects to have a Second Audit performed and such Second Audit shows that Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been overstated for a period of a full Fiscal Year or otherwise shows an overpayment of Rent or Additional Charges in an amount less than that determined by Landlord's Audit, the amount of Tenant's credit pursuant to this Section 14.5(b) shall be based upon the Second Audit. If any amount by which Gross Gaming Revenues and Gross Non-Gaming Revenues, in the aggregate, have been overstated over a Fiscal Year or any overpayment of Rent or Additional Charges, as determined by the Second Audit, exceeds such determination pursuant to Landlord's Audit, Tenant shall only be entitled to any such greater credit upon the determination by a court of competent jurisdiction that such greater credit is due.

Section 14.6.   Annual Business Plan

      In the Fiscal Year prior to the Opening Date, and annually thereafter, Tenant shall prepare or cause to be prepared an Annual Business Plan for the following Fiscal Year. Landlord shall be allowed to review and make notes from the Annual Business Plan no later than thirty (30) days after the beginning of each Fiscal Year; provided that Landlord shall keep the information contained in the Annual Business Plan confidential, shall treat such information as confidential in accordance with Section 14.4 of this Lease and shall not photocopy or take possession of the Annual Business Plan. Landlord's Chief Financial Officer and the Casino Manager/Operator shall meet within thirty (30) days after presentation of the Annual Business Plan to Landlord to discuss those aspects of the Annual Business Plan addressing marketing, City revenues, the Open Access Program and the Open Access Plans adopted pursuant thereto then in operation and other relevant issues.

                                   ARTICLE XV.

                                  CONDEMNATION

Section 15.1.   Definitions

      When used in this Lease, the following terms shall have the following meanings:

      (a) "Condemnation" means a taking of all or any part of the Development by eminent domain, condemnation, compulsory acquisition or similar proceeding by a competent authority for a public or quasi-public use or purpose.

      (b) "Major Condemnation" means a Condemnation either (i) of the entire Development or (ii) of a portion of the Development if, as a result of the Condemnation, it would be imprudent or unreasonable to continue to operate the Casino even after making all reasonable repairs and restorations.

      (c) "Minor Condemnation" means a Condemnation that is not a Major Condemnation.

      (d) "Proceeds" means the compensation paid by the condemning authority to the City, Landlord and/or Tenant in connection with a Condemnation, whether recovered through litigation or otherwise.

Section 15.2.   Duty to Resist

      The City, Tenant and Landlord shall cooperate fully to resist and defend any Condemnation. The City, Tenant and Landlord recognize that any Condemnation would detrimentally affect the City, Tenant and Landlord.

Section 15.3.   Major Condemnation

      If a Major Condemnation by the City or one of its political subdivisions or agencies occurs, Tenant shall have the right to receive just compensation from the


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


condemnor to the full extent of Tenant's loss; provided, however, that all Leasehold Mortgagees shall be paid in full. If a Major Condemnation by a condemning authority other than the City or one of its political subdivisions or agencies occurs, the City, Landlord and Tenant shall each be entitled to claim and recover from the condemning authority just compensation for loss of or damage to its respective interest in the Development, and all other elements of compensation to which it is entitled under applicable law; provided, however, that all Leasehold Mortgagees shall be paid in full pursuant to the priority of application set forth below and, if insufficient, before any Proceeds shall be shared by the City and Landlord, if such Major Condemnation occurs during the first ten (10) years of the Initial Term after the Execution Date, and, thereafter, Leasehold Mortgagees shall receive all of the Proceeds payable to Tenant plus the percentage of the Proceeds payable to the City and/or Landlord as set forth below if such Major Condemnation occurs during the eleventh through the twentieth year of the Initial Term after the Execution Date:

          11th year - 90%               16th year - 40%
          12th year - 80%               17th year - 30%
          13th year - 70%               18th year - 20%
          14th year - 60%               19th year - 10%
          15th year - 50%               20th year - 0%

Notwithstanding the foregoing, a Leasehold Mortgagee shall return to the City and/or Landlord, as the case may be, the portion of any award received with respect to the interest of the City or Landlord (the "City/Landlord Award") to the extent such portion of the award, when added to any award received with respect to the interest of Tenant (the "Tenant Award"), exceeds the aggregate amount of principal, interest, costs, fees and other monetary obligations owed to such Leasehold Mortgagee (excluding for purposes of this sentence any prepayment penalties, if applicable). Leasehold Mortgagees shall apply Tenant's Award as aforesaid prior to applying the City/Landlord Award. Landlord and the City hereby agree to cooperate with Tenant and any Leasehold Mortgagee in good faith to obtain the maximum Condemnation award and agree that Tenant shall not be liable to the City or Landlord as a result of any payment to Tenant or any Leasehold Mortgagee pursuant to this Section 15.3. If a Major Condemnation occurs, this Lease shall terminate, and no party to this Lease shall have any claims, rights, obligations, or liabilities towards any other party arising after termination; provided that the obligations of Landlord and the City under
Section 6.6 of this Lease shall survive termination.


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

Section 15.4.   Minor Condemnation

      If a Minor Condemnation occurs or the use or occupancy of the Development or any part thereof is temporarily requisitioned by a civil or military governmental authority, then (a) this Lease shall continue in full force and effect; (b) the Rent, City Payments, Additional Charges and other obligations under this Lease, and Landlord's Sublease Rent payable under the Second Floor Non-Gaming Sublease, shall be equitably adjusted taking into account the effect of such Minor Condemnation on Tenant's and JCC Development's business and operations; and (c) Tenant shall promptly perform all work (the "Condemnation Work") required in order to repair any physical damage to the Development caused by the Condemnation, and to restore the Development, to the extent reasonably practicable, to its condition immediately before the Condemnation. If a Minor Condemnation occurs, the Proceeds will be and are hereby, to the extent permitted by applicable law and agreed to by the condemnor, assigned to and shall be withdrawn and paid into an interest-bearing escrow account (the "Condemnation Escrow Account") to be created by an escrow agent (the "Condemnation Escrow Agent") selected by Landlord and Tenant within ten (10) days of when such Proceeds are made available (and acceptable to each Leasehold Mortgagee). If Tenant or Landlord for whatever reason cannot or will not participate in the selection of the Condemnation Escrow Agent, then the other party (with approval of each Leasehold Mortgagee) shall select the Condemnation Escrow Agent. This transfer of the Proceeds, to the extent permitted by applicable law and agreed to by the condemnor, shall be self-operative and shall occur automatically upon the availability of the Proceeds and such Proceeds shall be payable into the Condemnation Escrow Account on the naming of the Condemnation Escrow Agent to be applied as provided in this Section 15.4. If the parties who participate in the selection process are unable to agree upon the selection of the Condemnation Escrow Agent, Landlord, Tenant or any Leasehold Mortgagee may apply to the Civil District Court for the Parish of Orleans, State of Louisiana for the appointment of a national bank located in the City as the Condemnation Escrow Agent. The Condemnation Escrow Agent shall deposit the Proceeds in the Condemnation Escrow Account and any after-tax interest earned thereon shall be added to the Proceeds. The Condemnation Escrow Agent shall disburse funds from the Condemnation Escrow Account to pay the cost of the Condemnation Work in a manner substantially similar to, and following the procedures described in, Section 12.2(b) and (c) of this Lease. The Proceeds shall be allocated among the following elements of compensation and disbursed by the Condemnation Escrow Agent in the following order:

         (a) First, the Condemnation Escrow Agent shall disburse the portion of the Proceeds allocable to loss or damage with respect to Tenant's interest in the Improvements.

         (b) Second, the Condemnation Escrow Agent shall disburse the portion of the Proceeds allocable to loss or damage with respect to the City's and Landlord's interest in the Improvements.

         (c) Third, the Condemnation Escrow Agent shall disburse the portion of the Proceeds allocable to Tenant's interest other than Tenant's interest in the Improvements.

         (d) Fourth, the Condemnation Escrow Agent shall disburse the portion of the Proceeds allocable to Landlord's interest other than the City's and Landlord's interest in the Improvements.

If the cost of the Condemnation Work exceeds the total amount of the Proceeds, Tenant shall be responsible for paying the excess cost. If the Proceeds exceed the cost of the Condemnation Work, the Condemnation Escrow Agent shall distribute the excess Proceeds to the City, Landlord and Tenant in accordance with their respective interests after final payment for completion of the Condemnation Work, subject to the rights of the Leasehold Mortgagees with respect to Tenant's share of the Proceeds.


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

                                  ARTICLE XVI.

                     ALTERATIONS AND MODIFICATIONS BY TENANT

Section 16.1. Alterations and Modifications of Improvements After Substantial Completion

      (a) After Substantial Completion of all Components and Phases of the Development under the GDA, Tenant shall not make or cause or permit the making of any demolition, alteration, reconstruction, remodeling, additions, modifications, renovations or improvements (collectively referred to as "Alterations") in or to the Development other than Non-Structural Alterations unless Landlord and the City Council shall have given their prior written approval and consent, except as otherwise permitted herein or in the Second Floor Non-Gaming Sublease and except as set forth in the GDA. All Alterations shall be at the sole cost, expense and risk of Tenant, and neither Landlord nor the City shall have any liability or responsibility therefor or in connection therewith.

      (b) Landlord agrees that it will not unreasonably withhold, financially condition or delay its consent to any Non-Structural Alteration; provided that prior to the commencement of any such Non-Structural Alteration, Tenant shall give Landlord written notice thereof, together with detailed plans and specifications, if any. The City's approval for Non-Structural Alterations shall not be required except to the extent required by Governmental Requirements. If Tenant does not, simultaneously with the submission of its plans and specifications to Landlord, deliver to Landlord an unqualified certificate from an independent licensed engineer or architect that the work set forth in such plans and specifications constitutes a Non-Structural Alteration, then Tenant shall reimburse Landlord promptly upon demand for any commercially reasonable costs or expenses incurred by Landlord to third parties in connection with Landlord's review of Tenant's plans and specifications. Promptly upon completion of any Non-Structural Alteration, Tenant shall deliver plans and specifications of such Non-Structural Alteration to Landlord.

      (c) Landlord's consent to a Non-Structural Alteration (or related series of Non-Structural Alterations within any two (2) month period) shall not be required if the total cost of performing same does not exceed Two Hundred Fifty Thousand Dollars ($250,000). Furthermore, Tenant shall not be required to give Landlord notice of or plans and specifications pertaining to a Non-Structural Alteration that costs less than Two Hundred Fifty Thousand Dollars ($250,000), provided Tenant shall continue to comply with all Governmental Requirements. However, Tenant shall provide to Landlord a copy of the "As Built" plans and specifications on completion of the Non-Structural Alterations, if any have been prepared for Tenant.

      (d) A "Non-Structural Alteration" shall mean any Alteration that does not
(i) affect the structural strength of the Improvements or any of their structural parts or components; or (ii) adversely affect the proper functioning of any of the mechanical, heating, ventilation and air conditioning, electrical, sanitary or other systems of the Improvements; or (iii) affect the outside appearance, exterior presentation or exterior signage.

      (e) Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanic's or other lien for such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Development.

      (f) After Substantial Completion of all Components and Phases of the Development under the GDA, during Alterations that may affect Tenant's income producing capabilities, Tenant shall pay to Landlord the Gross Gaming Payments and the Gross Non-Gaming Payments at a rate based upon the average of those paid during the immediately preceding three (3) full Fiscal Years.

      (g) After Substantial Completion of all Components and Phases of the Development under the GDA, if an Alteration or a related series of Alterations within any two (2) month period involves a total cost in excess of Two Hundred Fifty Thousand Dollars ($250,000), then, at the request of Landlord, Tenant shall also deposit with Landlord a certificate or other evidence satisfactory to Landlord showing that Tenant has furnished a bond or that Tenant's building contractor, if any, has furnished a bond in favor of Tenant and, if possible, in favor of Landlord, with a surety approved by Landlord, guaranteeing the performance of said contract free and clear of all liens.

      (h) Notwithstanding the foregoing, Alterations contemplated by the Master Plan shall not require the consent of Landlord so long as Tenant and JCC Development comply with the terms of such Master Plan with respect to such Alterations.

Section 16.2.   Manner of Performance

      Any Alterations after Substantial Completion of all Components and Phases of the Development under the GDA shall be performed in accordance with the provisions of Section 16.1 of this Lease and the following:

      (a) All Alterations shall be done in a good and workmanlike manner and in no event shall the quality of the Alteration or of the workmanship be less than the current quality of work existing at the Development.

      (b) All Alterations shall be effected in compliance with all applicable laws, ordinances, rules and regulations of governmental bodies having jurisdiction over the Development.

      (c) During the progress of any Alterations for which Landlord's approval is required, such Alterations shall be subject to inspection by representatives of Landlord, who shall be permitted access and the opportunity to inspect, at all reasonable times upon not less than seven (7) hours prior notice (except in the case of an emergency, in which event no notice shall be required), but this provision shall not in any way whatsoever create any obligation on Landlord to conduct such an inspection or create any obligation or liability (or relieve Tenant of any obligations under this Lease) in the event Landlord does conduct such an inspection, or give Landlord the right to direct the performance of such Alterations.

                                  ARTICLE XVII.

               ENTRY UPON LEASED PREMISES BY LANDLORD; INSPECTION

Section 17.1.   Access and Inspection

      (a) Landlord or its agents or designees shall have the right at all reasonable times, upon reasonable notice to Tenant (except in the case of emergency, in which event no notice shall be required), which notice shall be deemed given upon receipt and which notice must be given in writing, to enter the Development for the purposes of: (1) inspection, (2) making of such repairs that Landlord shall have the right to make by the Lease provisions, (3) determining whether Tenant is complying with the terms and conditions of this Lease, including, but not limited to, compliance with Environmental Laws, or (4) exercising Landlord's right to review the Books and Records.

      (b) Tenant may, during such inspection, have an employee or agent of Tenant escort any person so inspecting the Development. Landlord shall be allowed to take all material into and upon the Development that may be required for the repairs above mentioned as the same is required for such purpose, without the same constituting an eviction of Tenant in whole or in part and the Rent and Additional Charges shall in no way be abated while said repairs are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work. In performing any such repairs, Landlord agrees to use reasonable efforts to minimize to the extent practicable any disruption of or interference with occupancy, business or operation of Tenant or any Space Tenant; provided that nothing contained herein shall require Landlord to perform such repair on an overtime or premium paid basis.

Section 17.2.   Access to Secured Areas

      Landlord acknowledges that by virtue of the nature of its business Tenant may have certain security and confidentiality requirements, including, but not limited to, those imposed by the Casino Manager/Operator, and that,


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consequently, portions of the Casino may be locked or otherwise made inaccessible to persons unauthorized by Tenant (such areas are hereinafter called "Secured Areas"). Landlord covenants and agrees that Tenant shall have the right and discretion to protect any information or activities subject to such security and confidentiality requirements and to establish such Secured Areas; provided, however, Landlord shall be permitted to enter such Secured Areas in accordance with procedures established by Tenant and the Casino Manager/Operator and accepted by Landlord which procedures shall be adopted prior to the Opening Date. Tenant shall deliver floor plans of the Casino to Landlord designating the Secured Areas for Landlord's approval.

                                 ARTICLE XVIII.

                         INDEMNIFICATION OF LANDLORD AND
                    OTHER WARRANTIES AND COVENANTS BY TENANT

Section 18.1.   General Indemnification

      (a) After the Possession Date, Tenant shall defend, indemnify and hold harmless Landlord and the City from and against any and all liabilities, losses, damages, costs, expenses, claims, obligations, penalties, and causes of action (including without limitation, reasonable attorneys' fees and expenses) whether based upon negligence, strict liability, absolute liability, product liability, misrepresentation, contract, implied or express warranty or any other principle of

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law or equity, that are imposed upon, incurred by or asserted against Landlord or the City or which Landlord or the City may suffer or be required to pay (except (A) to the extent caused by the intentional acts or omissions, or the sole negligence of Landlord or the City or their employees, agents, or contractors or (B) where Landlord or the City or their employees, agents or contractors are liable with a third party or parties other than Tenant or JCC Development or their respective employees, agents, or contractors) and which arise out of or relate in any manner to:

         (i) the ownership, possession, use, condition or occupancy of the Leased Premises or any part thereof or any Improvement thereon;

         (ii) the operation or management of the Development;

         (iii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, the Second Floor Non-Gaming Sublease, the GDA or any other agreement affecting the Casino or the Development to which Tenant is a party;

         (iv) any failure on the part of JCC Development to perform or comply with any of the terms of the Second Floor Non-Gaming Sublease;

         (v) the construction or remodeling of the Casino (including any Alterations) or the performance of any labor or services or the furnishing of any


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material for or on the Development or any part thereof, any enforcement thereon after the Possession Date or the failure to pay for such labor, service or furnishing of material as and when required;

         (vi) any personal injury, death or property damage suffered or alleged to have been suffered by Tenant or JCC Development (including Tenant's or JCC Development's employees, agents or servants), the Casino Manager/Operator (including its employees, agents or servants), any Space Tenant or any third person on or about the Development after the Possession Date;

         (vii) any work or things whatsoever done in, on or about the Development or any portion thereof after the Possession Date;

         (viii) any act or omission of a design professional, contractor, subcontractor, equipment lessor, consultant or other Person performing labor or services or providing equipment in connection with the performance of any service or the furnishing of any material in or about the Development or any portion thereof after the Possession Date;

         (ix) the condition of any building, facilities or Improvements on the Leased Premises or any non-public street, or any curb or sidewalk on the Leased Premises, or of any vaults, tunnels, malls, passageways, or space therein;


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                  (x) any breach or default on the part of Tenant in the
payment, performance, or observance of any of the Rent, Additional Charges, covenants, agreements or conditions on the part of Tenant to be paid, performed or observed pursuant to the terms and provisions of this Lease or pursuant to the terms and provisions of any other agreement or instrument affecting the Leased Premises or any part thereof;

                  (xi) any breach or default on the part of JCC Development in the payment, performance or observance of any of Landlord's Sublease Rent, covenants, agreements or conditions on the part of JCC Development to be paid, performed or observed pursuant to the terms and provisions of the Second Floor Non-Gaming Sublease or pursuant to the terms and provisions of any other agreement or instrument affecting the Leased Premises or any part thereof;

                  (xii) any breach or default on the part of Tenant or JCC Development for the payment, performance or observance of any of Tenant's or JCC Development's, as the case may be, obligations under all agreements entered into by Tenant, or JCC Development, or any of its Affiliates, as the case may be, relating to the performance of services or supplying of materials to the Development;


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                  (xiii) any act, omission or negligence of Tenant or any Space
Tenant, or any of their respective agents, contractors, servants, employees, licensees or under tenants;

                  (xiv) any failure of Tenant or JCC Development (including their respective employees, agents or servants) to comply in all respects with all applicable laws, rules and regulations and orders including the payment of all taxes, assessments and governmental charges imposed upon the Leased Premises which are not Discriminatory; and

                  (xv) those other matters expressly described elsewhere in this Lease requiring indemnification of Landlord and/or the City by Tenant.

      (b) In case any action or proceeding shall be brought against Landlord or the City based upon any claim in respect of which Tenant has agreed to indemnify Landlord and the City, Tenant will, upon notice from Landlord or the City, defend such action or proceeding on behalf of Landlord and the City at Tenant's sole cost and expense and will keep Landlord and the City fully informed of all developments and proceedings in connection therewith and will furnish Landlord and the City with copies of all papers served or filed therein, irrespective of by whom served or filed. Tenant shall defend such action with counsel of its own choosing, which counsel is reasonably satisfactory to Landlord. Landlord shall


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have the right, but not the obligation, at its own cost, to be represented in any such action by counsel of its own choosing. The foregoing indemnity shall not apply to any cause of action that arose prior to the Possession Date, but Tenant will be responsible for any cleanup, remediation, disposal and abatement of violations of Environmental Law on or under the Development at the Possession Date pursuant to, and subject to any limitations set forth in, Sections 18.2,
18.3 and 18.4 of this Lease.

Section 18.2.   Environmental Indemnification

      After the Possession Date, Tenant covenants and agrees to indemnify, hold harmless and defend Landlord and the City from and against any and all costs, expenses, fines, penalties, claims, demands, proceedings, suits, losses, interest, and payment, including the payment of the actual fees and expenses of experts and reasonable attorney's fees, resulting from any and all violations of any Environmental Law (such violations being hereinafter collectively referred to as "Environmental Matters").

Section 18.3.   Exceptions to Environmental Indemnification

      The covenant and indemnity agreement in Section 18.2 of this Lease shall not apply to Environmental Matters that arose prior to the Possession Date, except for those Environmental Matters delineated as Tenant's sole responsibility in


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Section 18.4 of this Lease or any violations of Environmental Laws resulting from the actions or inactions of Tenant or JCC Development or their respective agents and employees. It is the intent of the parties that no party will indemnify the other for Environmental Matters that are the fault of, or caused by parties other than the City, Landlord, Tenant or JCC Development (the "Third Party Environmental Matters"). Accordingly, the foregoing covenants and indemnity of Tenant shall not apply to any Third Party Environmental Matters, including, without limitation, Environmental Matters that result from, or are traced to violations of any Environmental Law on, about or under premises other than the Development.

Section 18.4.   Special Environmental Responsibilities of Tenant

      Tenant covenants to clean-up, remediate, abate, transport, and dispose of all Environmental Matters unknown to The Office of Emergency Preparedness of the City, the Health Department of the City, the Property Management Department of the City or the Department of Safety and Permits of the City. Harrah's Jazz Company has cleaned up, remedied, abated, transported and disposed of all Environmental Matters described in the Environmental Site Assessment, prepared by W.D. Scott Group, Inc., dated March 26, 1993, for Celebration Park Casino, Inc., including, but not limited to, the clean-up, remediation, abatement, transportation and disposal of all asbestos, lead, polychlorinated biphenyl, and


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stored materials located on, about or under the Development subject to rights of indemnification from the City and Landlord as set forth in Exhibit "K" to this Lease.

Section 18.5.   Disclosure

      Landlord and the City represent and warrant to Tenant that, to the best of their knowledge, Exhibit "K" to this Lease contains all records of Landlord and the City, current as of the Original Amended Lease Execution Date, as to Environmental Matters maintained by the departments listed in Section 18.4 of this Lease.

                                  ARTICLE XIX.

                       MANAGEMENT AND OPERATION OF CASINO

Section 19.1.   Inaugural Ceremonies

      Tenant shall advise and consult with Landlord with respect to the inaugural ceremonies for the Casino and plan and implement such ceremonies as are approved by Landlord. Tenant shall pay for and reimburse Landlord and the City for the reasonable cost and expenses incurred for providing special services for the inaugural ceremonies including costs and expenses for police, fire, sanitation, and other pre-opening expenses. At least thirty
(30) days before the inaugural ceremonies, Tenant, Landlord and representatives from the City shall meet to determine the proposed budget (the "Budget") for the pre-opening and inaugural ceremonies, Tenant, Landlord and representatives from the City shall meet to determine the proposed budget (the "Budget") for the pre-opening and inaugural

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

ceremonies. Tenant shall deposit such sums as shall be established by the parties during such meeting in an approved escrow account (the "Budget Escrow Account") and Tenant shall maintain sufficient funds therein to pay all pre-opening and inaugural expenses incurred by the City and Landlord as outlined in the Budget which amounts shall be paid from the Budget Escrow Account within thirty (30) days after the Opening Date.

Section 19.2.   Casino Operation

      Tenant agrees to diligently and efficiently operate the Casino directly or through an approved Casino Manager/Operator in a manner generally consistent with the operation of first class casinos by leaders in the industry, and in compliance with this Lease, the Casino Operating Contract and the Casino Management Agreement.

Section 19.3.   Savings and Retirement Plan

      Subject to restrictions under applicable law and any changes therein that may from time to time be elected by Tenant, JCC Development or the Casino Manager/Operator, employees of the Casino will be given the opportunity to participate in a Tenant savings and retirement plan (the "JCC S&RP") no less favorable than the savings and retirement plan of HET and its affiliates or any other successor in effect on the Plan Effective Date (the "Harrah's S&RP"), as


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thereafter substituted or amended, or if HNOMC or a HET affiliate shall no longer be the Casino Manager/Operator and a successor Casino Manager/Operator shall have been approved by the City and Landlord, no less favorable than any savings and retirement plan of such successor Casino Manager/Operator as may be approved by the City and Landlord. Changes or modifications to the JCC S&RP shall not be a default under this Lease or in any way actionable by the City or Landlord so long as such modified JCC S&RP is (i) no less favorable than the Harrah's S&RP or any approved savings and retirement plan of any approved successor Casino Manager/Operator, as the case may be and (ii) not discriminatory against employees of Tenant.

Section 19.4.   Marketing Program

      (a) Tenant or its Casino Manager/Operator shall develop and implement a marketing program and shall disclose to Landlord and the City in the Annual Business Plan a general summary containing non-confidential information about such marketing program, including the total amounts budgeted and spent for the marketing program each year. The purpose of this disclosure is to permit coordination of marketing efforts between the City and Tenant. Such marketing program may include direct sales, direct mail and media advertising promotion, public relations and publicity efforts.


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

      (b) Commencing on the Execution Date and on each anniversary of the Execution Date thereafter during the Term, Tenant shall contribute One Million Dollars ($1,000,000) to the destination marketing program of the City for the joint benefit of the City and Tenant in order to promote the City and the Casino as destinations. The City, upon receipt of such annual contributions, shall promptly transfer said funds directly to the entity or agency that the City is utilizing during that year for the majority of the tourism marketing conducted by or on behalf of the City. Tenant shall exercise control over the spending of said One Million Dollar ($1,000,000) annual contribution for destination marketing. If at the end of the first year after the Execution Date or the end of any year thereafter ending on an anniversary of the Execution Date, Tenant shall have failed to designate the content for any portion of its destination marketing, such portion of the destination marketing for such year shall thereafter not be subject to Tenant's control. The City shall cause the entity undertaking the destination marketing for the City to designate One Million Dollars ($1,000,000) of such entity's budget on an annual basis, which budget is presently funded through designated tax revenues, for use in a destination marketing plan which shall include promotion of the Casino. With respect to such One Million Dollars ($1,000,000) of marketing expenditure, the City shall exercise control over the content of said destination marketing.


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

Failure of Tenant to contribute annually as provided above shall be an Event of Default under Section 21.1(b) of this Lease.

Section 19.5.   Financing Representations; Restrictions

      In no event may Tenant represent that Landlord is or in any way may be liable for the obligations of Tenant in connection with any financing agreement or any public or private offering of securities. If Tenant or any Affiliate Controlled by, Controlling or under common Control with, Tenant shall at any time sell or offer to sell any securities issued by Tenant or such Affiliate through the medium of any prospectus or otherwise that relates to the Casino or its operation, it shall do so only in compliance with all applicable federal and state securities laws, and shall clearly disclose to all purchasers and offerees that (i) Landlord and the City shall not in any way be deemed to be an issuer or underwriter of such securities and (ii) Landlord and the City and its officers, directors, agents, and employees have not assumed and shall not have any liability arising out of or related to the sale or offer of such securities, including, without limitation, any liability or responsibility for any financial statements, projections or other information contained in any prospectus or similar written or oral communication. Tenant agrees to indemnify, defend or hold Landlord and the City and its officers, directors, agents and employees free and harmless from, any and all liabilities,

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costs, damages, claims or expenses arising out of or related to the breach of its obligations under this Section 19.5.

Section 19.6.   House Bank

      Tenant shall provide the House Bank (as defined in the Casino Management Agreement) in accordance with the terms of the Casino Management Agreement. Tenant or the Casino Manager/Operator may grant a security interest in the cash portion of the House Bank to HET and HOCI (or any substitute or successor entity providing a Minimum Payment Guaranty as defined in and pursuant to the Casino Operating Contract); provided that the security documents evidencing such security interest shall provide that at no time, including, without limitation, after an Event of Default and prior to the termination of this Lease (whether by a voluntary surrender, expiration of any Leasehold Mortgagee cure period or otherwise) (the "Transition Period"), shall HET and HOCI (or any substitute or successor entity providing a Minimum Payment Guaranty as defined in and pursuant to the Casino Operating Contract) be permitted to withdraw from the House Bank pursuant to any exercise of existing remedies under such security documents or at law any amounts in excess of such amount as shall leave a remaining balance in the House Bank of less than Three Hundred Fifty Thousand Dollars ($350,000), which amount (the "Transition Fund") may be used in


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

accordance with Section 19.15 of this Lease during any such Transition Period to maintain insurance coverage and to secure the Development to prevent damage or deterioration to the Development and unauthorized entry or access to the Development (the "Preservation Costs") and, after the expiration of any such Transition Period, any remaining balance not so used to pay for Preservation Costs may be withdrawn pursuant to any exercise of remedies under such security documents. Concurrent with the recordation of such security documents, Tenant or the holders of such security interest shall provide notice in a form approved by Landlord to the financial institution at which the House Bank is maintained, together with copies of such security documents, evidencing Landlord's rights in the House Bank under Sections 19.6 and 19.15 of this Lease. Except pursuant to such security documents, neither Tenant nor the Casino Manager/Operator shall use the House Bank as security for any loan or debt.

Section 19.7.   Time of Operations

      Some Additional Charges payable hereunder are determined as a function of the revenue from the operation of the Casino and the Support Facilities. Tenant covenants that from the Opening Date it shall, during the Term, operate or cause the operation of the Casino Gaming Operations and food and beverage service at the Casino and operate the Support Facilities in a manner consistent with the


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

operation of first class casinos by leaders in the industry and in compliance with the provisions of Section 8.2 of this Lease, the Act and the rules and regulations of the LGCB concerning hours of operation. The failure of Tenant to maintain the maximum allowable hours for Casino Gaming Operations shall constitute a material default under Section 21.1(k) of this Lease. Notwithstanding the foregoing, Tenant shall have the right from time to time to close the Casino and the Support Facilities or parts thereof for such reasonable periods of time as may be required to make repairs, alterations, maintenance, remodeling, or for any reconstruction, or as required because of casualty, condemnation, governmental order or force majeure events specified in Section 32.2(a) of this Lease.

Section 19.8.   Capital Replacement Fund

      (a) Beginning on the Opening Date, Tenant shall establish or cause to be established a reserve in a form reasonably acceptable to Landlord for capital replacements in a capital replacement fund in accordance with the procedural requirements of Section 7.07 of the Casino Management Agreement (the "Capital Replacement Fund"). Commencing on the first full calendar month after the Opening Date, and monthly thereafter, Tenant shall fund or cause to be funded into the Capital Replacement Fund: (i) one-twelfth (1/12) of Three Million Dollars ($3,000,000) for each of the first twelve (12) months following the


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


Opening Date; (ii) one-twelfth (1/12) of Four Million Dollars ($4,000,000) for each of the second twelve (12) months following the Opening Date; and (iii) one-twelfth (1/12) of Five Million Dollars ($5,000,000) for each of the third twelve (12) months following the Opening Date. For each month during each successive twelve (12) month period thereafter, Tenant shall fund or cause to be funded into the Capital Replacement Fund an amount equal to two percent (2%) of Gross Gaming Revenue and Gross Non-Gaming Revenue.

      (b) Tenant and the Casino Manager/Operator may grant a security interest in the Capital Replacement Fund in connection with the Construction Credit Facility, the New Bond Documents and the HET/JCC Agreement; provided that the security documents evidencing such security interest shall provide that such security interest shall be subject to the use of the Capital Replacement Fund by Tenant or Landlord in accordance with Sections 5.3(e), 7.1(c) and 19.8(d) of this Lease. Concurrent with the recordation of such security documents, Landlord and Tenant or the holders of such security interest shall provide notice to the financial institution maintaining the segregated account in which the Capital Replacement Fund is maintained, together with copies of such security documents, evidencing Landlord's rights in the Capital Replacement Fund under Sections 5.3(e) and 7.1(c) of this Lease. In accordance with the Annual Business Plan (as


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


may be modified in accordance with the Casino Management Agreement), the Capital Replacement Fund shall be established as a segregated bank account as an assurance fund to guarantee necessary capital improvements or replacements and shall be utilized first for any necessary capital improvements, or replacements to the Development. No funds other than those required to be deposited in the Capital Replacement Fund by this Section 19.8, Section 13.7 of the Casino Operating Contract, Article 7.08 of the Casino Management Agreement or otherwise designated for capital replacements shall be deposited into or commingled with the Capital Replacement Fund. Any amounts remaining in the Capital Replacement Fund at the close of each Fiscal Year shall be carried forward and retained in the Capital Replacement Fund. If the amount in the Capital Replacement Fund is insufficient at the time the funds are planned for expenditure in accordance with the Annual Business Plan (as may be modified in accordance with the Casino Management Agreement) or as otherwise provided in Section 19.8(e) of this Lease, Tenant shall supply or cause to be supplied such shortfall of funds by deposit into the Capital Replacement Fund within thirty (30) days after receipt of notice of the shortfall. Notwithstanding the foregoing, at the end of any Fiscal Year, and after the payment of all capital improvements and replacements for the year, Tenant may withdraw funds in excess of Twenty-Five Million Dollars


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

($25,000,000) adjusted for CPI from the Capital Replacement Fund if the capital expenditures planned for the ensuing Fiscal Year are equal to or less than Twenty-Five Million Dollars ($25,000,000) less Tenant's anticipated contributions to the Capital Replacement Fund for such ensuing Fiscal Year.

      (c) All net cash proceeds from the sale of capital items from the Casino no longer needed in the operation of the Casino shall be deposited into the Capital Replacement Fund unless otherwise approved by Landlord and the City.

      (d) Upon termination of this Lease, the balance of the Capital Replacement Fund shall first be used to restore the Improvements to first class condition, reasonable wear and tear excepted. Upon cancellation or termination of the Casino Operating Contract or any other event which results in the inability to use (i) the System Marks in relationship to the operation of the Casino or (ii) the Proprietary Systems (as defined in the Management Agreement) at a time at which there is not available for use at the Casino a replacement for such systems from a third party, and this Lease is terminated as a result thereof, Tenant and the Casino Manager/Operator shall remove or cause to be removed from the Leased Premises any of Manager's Property or any Marks of Tenant or others used in the operation of the Casino and the balance of the Capital Replacement Fund may be used for such purpose. If Tenant or the Casino Manager/Operator fail to cause such

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


removal after forty-five (45) days of receipt of a notice of termination given pursuant to Section 21.3(a), Landlord may (1) remove such Manager's Property and Marks of Tenant or others used in the operation of the Casino and may use funds in the Capital Replacement Fund for such purposes or (2) use such property as its own; provided that Landlord shall have no right to claim any ownership or, except as otherwise provided in this Lease, other rights with respect to any Marks or System Marks. The balance, if any, may be paid over to the Casino Manager/Operator or Leasehold Mortgagees, as their interests may appear, or retained by Tenant.

      (e) Notwithstanding Tenant's obligations to maintain a first class condition standard imposed in Section 19.11 of this Lease, with respect to capital expenditures for the Casino, its FF&E, and Tenant's Property located in or used in connection with the Casino, Tenant's obligations shall be measured by comparison to casinos located in the United States. Tenant shall make all capital expenditures necessary to maintain this standard regardless of the amounts allocated in the Capital Replacement Fund. In the event Landlord determines in good faith that such standard is not being maintained, Landlord shall provide Tenant with written notice thereof, and if the parties cannot agree to a cure, either may petition a court of competent jurisdiction to resolve the dispute. It is only upon the failure of


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

Tenant to implement the court's decision, within the time frames set forth in such decision, that an Event of Default shall exist and be treated as such under
Section 21.1(j) of this Lease.

Section 19.9.   Age Limitation

      (a) Tenant shall exercise all reasonable care to insure that no person under the age of twenty-one (21), unless otherwise allowed under applicable law, shall:

            (i) play, or be allowed to play, any licensed game or Gaming Devices at the Casino;

            (ii) loiter, or be permitted to loiter, where any licensed game is conducted at the Casino;

            (iii) be employed as a gaming employee or operator of Gaming Devices at the Casino; and

            (iv) serve, be served or be allowed to consume alcoholic beverages at the Casino.

      (b) In order to accomplish the requirements of Section 19.9(a) of this Lease, Tenant shall:


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


            (i) draft and implement policies and procedures to satisfy the requirements, including policies pertaining to specific documents relating to proof of age;

            (ii) develop and establish measures to implement policies and procedures in the Master Plan with respect to the patronization of businesses on the second floor of the Casino by persons under the age of twenty-one (21); and

            (iii) provide adequate security to enforce these policies and procedures.

Section 19.10.   EMS Services

      Tenant shall provide emergency medical transport services to the Casino on a 24-hour basis, seven (7) days a week. Hiring and contracting for this service shall comply with the Open Access Program.

Section 19.11.   Maintenance and Repairs

      (a) Landlord shall not be required or obligated to make any changes, alterations, additions, improvements or repairs in, on or about the Development or any part thereof, during the Term; provided, however, that the City agrees that it will take the necessary actions to move the Joan of Arc statue to an alternative location other than the Casino Premises satisfactory to the City promptly after the


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


Execution Date in order to permit Tenant to satisfy its completion obligations under the GDA and existing conditional use ordinances. Tenant shall comply with the payment to assist City in the relocation of this statue as provided for in the conditional use ordinances. At all times during the Term, Tenant shall, at its sole cost and expense, keep and maintain the Development, including, but not limited to, parks, grassy areas, driveways, curbs and sidewalks, in first class condition, order and repair, ordinary wear and tear and casualties excepted, and in conformity with all applicable statutes, ordinances and building codes and shall keep and maintain the entire Development and all landscaping and undeveloped areas thereon in a clean, sanitary, orderly and attractive condition, free from weeds, rubbish and debris. All repairs, alterations, replacements or additions to the Improvements shall be done in a first class manner. Tenant shall also adopt and maintain such standards of property maintenance and housekeeping as shall be reasonable and customary for similar operations or enterprises and shall use reasonable best efforts to enforce compliance by all Space Tenants with such standards. Tenant shall indemnify, defend and save harmless Landlord and the City against all actions, claims and damages by reason of Tenant's failure to comply with any of the foregoing provisions. Tenant shall have the right and be


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

obligated to maintain the Development during the Term, with no abatement or reduction of rental obligations (except as provided in this Lease).

      (b) Tenant agrees and covenants to maintain the open space facilities in first class condition. The Development shall be protected by safety and security patrols of sufficient quantity to reasonably deter unlawful acts on the Development.

      (c) Notwithstanding the standard of condition set forth in Section 19.11(a) of this Lease, with respect to the Casino, its FF&E and Tenant's Property located in or used in relationship to the Casino, the first class condition standard for repairing and maintaining the same shall be measured by comparison to casinos located in the United States.

Section 19.12.   Computerized Accountability

      Gaming Devices, other than table games, must be linked to a central computerized system capable of data exchange and communication while providing security, integrity and financial accountability.

Section 19.13.   Minimum Internal Controls

      (a) Tenant shall establish or cause to be established administrative and accounting procedures for the purpose of determining the amount of Gross Gaming Payments and for the purpose of exercising effective control over the

Casino's internal financial affairs. The internal control system ("ICS") approved and required by the rules and regulations of the LGCB shall be deemed to satisfy this requirement and such supplemental ICS consistent therewith as may be required by Tenant's Accepted Auditor. If the Gaming Authorities do not require and approve an ICS, or require approval of its amendment, then Tenant shall prepare and submit the ICS, and any amendments, to Landlord's Accepted Auditor for approval prior to the Opening Date.

      (b) Tenant shall cause to be prepared an annual report of the Casino Manager/Operator's compliance with procedures delineated in the ICS. The report shall be prepared by Tenant's Accepted Auditor. The report shall be addressed and submitted to Landlord and Tenant within one hundred twenty (120) days following the end of each Fiscal Year after the Opening Date. Within thirty (30) days following receipt of the report, Tenant shall submit a statement to Landlord addressing each item of non-compliance noted in the report and describing the corrective measures to be taken. This provision will be satisfied if the Act requires an annual report that is substantially similar to that specified and it, together with the statement regarding non-compliance, is submitted to Landlord in a timely manner. This annual report shall not be considered substantially similar if not prepared by an Accepted Auditor.


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      (c) The cost of complying with the requirements of this Section 19.13 shall be paid by Tenant.

Section 19.14.   Plan Financing and the HET/JCC Agreement

      Tenant hereby represents and warrants that it has obtained the Construction Credit Facility and that it has entered into the HET/JCC Agreement.

Section 19.15.   Transition Period

      During any Transition Period, Tenant or any Leasehold Mortgagee may use the Transition Fund to pay for the Preservation Costs. If neither Tenant nor any Leasehold Mortgagee shall pay for Preservation Costs after notice from the Landlord and five (5) days to cure, Landlord may fund such Preservation Costs and shall have a right of reimbursement from the Transition Fund for any such Preservation Costs funded by Landlord. Landlord's right of reimbursement pursuant to this Section 19.15 shall be superior to the rights of Tenant or any Leasehold Mortgagee in the Transition Fund.

                                   ARTICLE XX.

                           APPROVAL AND CONSENT RIGHTS

Section 20.1.   Negotiation Rights

      In any instance where Landlord or the City has retained the right to approve or consent to any action of Tenant or the Casino Manager/Operator, Landlord or


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the City shall negotiate in good faith and without unreasonable delay, reasonable terms and conditions for Landlord's or the City's approval or consent.

                                  ARTICLE XXI.

                                DEFAULT BY TENANT

Section 21.1.   Events of Default

      The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (an "Event of Default"):

      (a) if Tenant fails to pay the Rent as provided in Section 4.3 of this Lease, the Gross Gaming Payments as provided in Section 4.4 of this Lease, the City Payments as provided in Section 4.4.1 of this Lease, the Gross Non-Gaming Payments as provided in Section 4.9 of this Lease or the Minimum Payments as provided in Section 4.19 of this Lease within fifteen (15) Business Days after the date of Tenant's receipt of written notice of nonpayment thereof from the Landlord; or

      (b) if Tenant fails to pay any of the other payments as provided in Sections 4.4.1, 4.5, 4.5.1, 4.9.2, 4.6, 4.7, 4.8, 4.15 and 19.4 of this Lease within fifteen (15) Business Days after Tenant's receipt of written notice of non-payment thereof from the Landlord or City; or


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      (c) if Tenant shall make a general assignment for the benefit of creditors; or shall admit in writing its inability to pay its debts as they become due; or shall file a petition in bankruptcy; or shall be adjudged bankrupt or insolvent; or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation; or shall file an answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding; or shall seek or consent to or acquiesce in the appointment of a trustee, liquidator of Tenant or a material part of its properties; or shall voluntarily liquidate or dissolve, and in any such event Tenant shall fail to remedy such default to the Landlord's satisfaction within sixty (60) Business Days after Tenant's receipt of a written notice of default with respect thereto from the Landlord; or

      (d) if Tenant shall sell, assign, pledge, mortgage, or transfer this Lease or the leasehold interest created hereby, or the Improvements, in whole or in part, except as specifically authorized in this Lease, and if Tenant shall fail to remedy such default within fifteen (15) Business Days after Tenant's receipt of a written notice of default with respect thereto from the Landlord; or

      (e) if the Casino closes or ceases operations, other than as permitted in
Section 19.7 of this Lease, and Tenant shall fail to remedy the default within five

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(5) Business Days after Tenant's receipt of written notice with respect thereto from Landlord; or

      (f) if Tenant shall fail to perform or comply with any material covenant, term, representation, warranty, or condition of this Lease not specifically addressed in this Section 21.1; or if Tenant fails to comply with the material terms of the GDA (other than the provisions of Section 2.13(a) of the GDA which are the subject of Section 21.1(m) of this Lease); or if Tenant fails to comply with its obligations pursuant to the first sentence of Section 4.1 of the Second Floor Non-Gaming Sublease; or if an event of default by JCC Holding shall occur pursuant to the last sentence of the JCC Holding letter agreement attached as Exhibit "P" to this Lease; or if Tenant amends the Casino Management Agreement in a manner which materially and adversely affects any interests of the Landlord, including, but not limited to, Sections 7.07, 7.08, 7.09, 7.12 and
10.01 thereof; or if Tenant shall contract, hire or otherwise retain a new Casino Manager/Operator without the approval and prior written consent of Landlord in compliance with Section 22.4(a) of this Lease; or if HET shall cease to Control the Casino Manager/Operator without the approval and prior written consent of Landlord in compliance with Section 22.4(b) of this Lease; and in any such event Tenant shall fail to remedy the default within thirty (30) Business Days after Tenant's receipt of

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written notice of default with respect thereto from Landlord; provided, however, that if any curable default under this Section 21.1(f) cannot with due diligence be cured by Tenant within thirty (30) Business Days, and if Tenant commences to cure the default within thirty (30) Business Days and diligently prosecutes the cure to completion, then the thirty (30) Business Day period shall be extended for the period of time required for Tenant to complete the cure. For purposes of any default under this Lease that is based upon a conflict between the requirements of this Lease and subsequent amendments to the 1992 Act, the time periods specified above shall be forty-five (45) Business Days rather than thirty (30) Business Days; or

      (g) Notwithstanding the foregoing, if (i) Tenant in good faith disputes a determination by Landlord that a default under the Lease exists and (ii) Tenant or a Leasehold Mortgagee, within the applicable cure period, institutes and thereafter diligently prosecutes appropriate legal proceedings in a court of competent jurisdiction seeking a judicial determination as to whether the asserted default exists, then the applicable cure period shall not commence until the date of the issuance of a final nonappealable judgment in those proceedings determining that the asserted default exists. If the asserted default involves a dispute over the amount of a payment, Tenant shall pay the amount that is not in dispute and


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deposit the amount in dispute (the "Disputed Funds") into an interest-bearing escrow account (the "Disputed Fund Escrow Account") to be created by an escrow agent (the "Disputed Fund Escrow Agent") acceptable to Landlord and Tenant. After payment into the Disputed Fund Escrow Account, neither Tenant nor Landlord shall withdraw the Disputed Funds until the issuance of a final unappealable judgment. The Disputed Fund Escrow Agent shall be authorized to release the Disputed Funds plus interest to the prevailing party in the judicial proceeding. The provisions of this Section 21.1(g) shall not apply to the Events of Default described below in Sections 21.1(h) and (i) of this Lease; or

      (h) If the Casino Operating Contract is revoked or terminated by a final nonappealable action of the LGCB; or if Tenant shall fail to apply for or obtain an extension, renewal, or replacement of the Casino Operating Contract at its expiration; or

      (i) if Tenant shall fail to comply with a final, non-appealable judgment pursuant to Part IV of the Open Access Program within thirty (30) Business Days after the date the judgment becomes final and non-appealable; provided, however, if the court rendering said judgment shall determine that Tenant cannot with due diligence cure the non-compliance within said thirty (30) Business Days, then Tenant must cure the non-compliance within whatever period that court shall


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determine to be necessary to effectuate a cure. If, however, that court should refuse a motion by either party to determine the time necessary to cure the non-compliance, then such determination shall be made by the court in a summary proceeding or other appropriate suit, action or proceeding brought pursuant to
Section 21.3(a) of this Lease. In either case, Tenant's failure to cure the non-compliance within the period set by the relevant court shall constitute an Event of Default; or

      (j) if Tenant shall fail to comply with the obligations placed upon Tenant to implement a final, non-appealable judgment obtained pursuant to Section 19.8(e) of this Lease, within the periods of time set forth in that judgment; or

      (k) if there is a breach in the covenants regarding hours of operation of the Casino as required by Section 19.7 of this Lease and Tenant does not diligently commence a cure to the breach within five (5) Business Days after notice thereof; if such diligent prosecution is undertaken and continues uninterrupted, Tenant shall be given an additional period of time as reasonably required in good faith to complete the cure. If the cure can be accomplished solely by the payment of money, the failure to pay is not a diligent prosecution of cure; or


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

      (l) if Tenant breaches any representation or warranty of Tenant under
Section 6.1(b) of this Lease if the breach has a material adverse effect on Landlord, and if Tenant shall fail to remedy such material adverse effect within thirty (30) Business Days after Tenant's receipt of a written notice of default with respect thereto from Landlord; or

      (m) if the Phase I and II Construction shall not have commenced on or before the Site Reactivation Date, subject to adjustment for Force Majeure (as defined in Section 12.2 of the GDA) and the five (5) Business Day cure period set forth in Section 2.4 of the completion guarantee issued pursuant to Section
11.1 of the GDA; or

      (n) if Tenant shall terminate the Casino Management Agreement and such termination shall be effective less than forty-five (45) days after the date of such notice unless a successor manager has been obtained to manage the Casino and maintain continuous and uninterrupted operations of the Casino; or

      (o) if the Phase I and II Construction shall not be Completed (as defined in the GDA) on or before June 30, 2000, subject to adjustment for Force Majeure (as defined in Section 12.2 of the GDA); or

      (p) if Tenant files a lawsuit or an administrative action either (i) seeking to invalidate the Open Access Program or the Open Access Plans or (ii)


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challenging the constitutionality or legal validity of the Open Access Program or the Open Access Plans, which lawsuit or action is not dismissed by Tenant within ten (10) days after written demand for a dismissal thereof by the City or Landlord.

Section 21.2.   Notice of Default

      A notice of default given under Section 21.1 of this Lease shall state the nature of the default and the Section of the Lease alleged to have been violated.

Section 21.3.   Landlord's Remedies

      (a) After the occurrence of an Event of Default and upon the expiration of all applicable cure periods in favor of any Leasehold Mortgagee under Section 23.4, if the Leasehold Mortgagees fail to cure such Event of Default under
Section 23.4 (an "Uncured Event of Default"), Landlord may elect, without prejudice to any other right or remedy Landlord may have hereunder, but subject to the rights of any Leasehold Mortgagee under Section 23.6 of this Lease, to terminate this Lease by notice to Tenant and each Leasehold Mortgagee specifying the date of termination, which shall not be less than forty-five (45) days after Tenant's receipt of such notice; provided that upon the occurrence of an Event of Default under Sections 21.1(h), (k) or (m) of this Lease, such date of termination shall not be less than fifteen (15) days after Tenant's receipt of such notice. Tenant shall not have the right to cure the Event of Default after Landlord sends the notice of


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termination. Tenant shall vacate the Development on or before the date of termination. Upon such termination, Landlord shall have the right to re-enter the Development, to dispossess Tenant and any other occupants of the Development, including without limitation Space Tenants (except as otherwise provided in Section 22.3 of this Lease), the Casino Manager/Operator or Leasehold Mortgagees, by a summary proceeding or other appropriate suit, action or proceeding, or otherwise, and to have, hold and enjoy the Development and the right to receive all rental and other income from the Development without payment of any kind to Tenant, Leasehold Mortgagees or any other Persons.

      (b) If following any Uncured Event of Default Landlord elects to terminate this Lease under Section 21.3(a) of this Lease, except if this Lease is terminated by reason of the occurrence of the expiration of the Term, a Major Condemnation, or any other reason that is not an Event of Default, Landlord may recover from Tenant, and Tenant shall immediately pay to Landlord or the appropriate Person, as the case may be, all accrued and unpaid Rent and Additional Charges and other amounts then due under this Lease. In addition, Tenant shall pay to Landlord as liquidated damages, and not as a penalty, at the election of Landlord, either:


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         (i) a sum that at the time of such termination of this Lease represents the then value, utilizing the Discount Rate, of the excess (hereinafter called the "Excess"), if any, of

             (A) the aggregate of the Rent and Additional Charges payable hereunder that would have been payable by Tenant for the period commencing with such termination of this Lease and ending with the Expiration Date then in effect, had this Lease not so terminated, over

             (B)  the fair rental value of the Development for the same period;
                  or

         (ii) the sum equal to the Rent and Additional Charges payable hereunder over the remaining Term that would have been payable by Tenant had this Lease not so terminated and had Landlord not so re-entered the Development, payable upon the due dates therefor specified herein following such termination; provided, however, that if Landlord shall re-let the Development during said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents if and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in


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


terminating this Lease and in reentering the Development and in securing possession thereof, as well as the reasonable expenses of re-letting (hereinafter called the "Re-letting Expenses"), including altering and preparing the Development for new tenants, brokers' commissions, and all other expenses properly chargeable against the Development and the rental thereof, it being understood that any such re-letting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled, in any suit for the collection of damages pursuant to this Section 21.3(b), to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord. Notwithstanding the foregoing provisions of this Section 21.3(b), any Re-letting Expenses incurred by Landlord during the period that would have been the last thirty (30) months of the Term had this Lease not been terminated shall be amortized on a straight line basis over the term of such applicable re-letting and shall be deducted from the gross rents received by Landlord to the extent attributable to the period prior to the date this Lease would have expired had it not been terminated.


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

If the Development or any part thereof be re-let by Landlord to a Person other than an affiliate of Landlord for the unexpired period of the Term, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent received upon such re-letting shall, prima facie, be the fair rental value for the Development, or part thereof, so re-let during the term of the re-letting.

      (c) If following any Uncured Event of Default, Landlord does not elect to terminate this Lease under Section 21.3(a) of this Lease, in conjunction with the continued possession of the Development by Tenant, Landlord may, at its option,

         (i) enforce Tenant's obligations to pay the Rent and Additional Charges due under this Lease (together with interest thereon at the Default Rate), and Landlord may, at its option, enforce any of Tenant's other obligations hereunder that are in default by an action for specific performance or by any other action; or

         (ii) notify Tenant of its election and require that Tenant shall pay to Landlord a sum equal to the present value of the aggregate Rent and Additional Charges, and any interest thereon then accrued, for the whole unexpired Term of this Lease from the date of the Event of Default to the Expiration Date then in effect less any Rent and Additional Charges already


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


paid by Tenant for such period (such amount, in the aggregate, the "Accelerated Liability"). The present value of the Accelerated Liability shall be determined using the applicable Discount Rate pursuant to Section 21.3(j) hereof. Such Accelerated Liability shall at once become due, collectible, and exigible and thus Landlord may at once demand and sue for the entire amount of the Accelerated Liability.

      (d) If Tenant shall at any time fail to pay Impositions within the time therein permitted, subject to extension for periods during which Tenant is contesting any such items by appropriate proceedings diligently conducted in good faith, or to pay for or maintain any of the insurance policies required under Article XIII of this Lease, then Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may (but shall not be required to) pay such taxes, assessments or other charges, or pay for and maintain such insurance policies, and all sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the payment or collection thereof shall be paid by Tenant to Landlord (together with interest thereon at the Default
Rate) immediately on demand without any limitation of Landlord's other rights upon the occurrence of an Event of Default. Landlord shall not be limited in the proof of damages that Landlord may claim against Tenant arising out of or by reason of


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Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and that would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss (to the extent of any such deficiency in the insurance required by the provisions of this Lease), damages, costs and expenses of suit, including attorneys' fees, suffered or incurred by reason of damage to, or destruction of, the property occurring during any period for which Tenant shall have failed or neglected to provide insurance as aforesaid.

      (e) The failure of Landlord to relet the Development or any part or parts thereof shall not release or affect Tenant's liability for Rent and Additional Charges under this Lease and damages or any deficiency as set forth in this Lease. Landlord shall in no event be liable in any way whatsoever for failure to relet the Leased Premises or any part thereof, or in the event that the Leased Premises or any part thereof is relet, failure to collect the rents thereof under such reletting.

      (f) Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

      (g) The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other


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remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease. The failure of Landlord to insist in any one or more cases upon the strict performance of any of the conditions, terms or covenants of this Lease shall not be construed as a waiver or relinquishment for the failure of such or any other covenant, condition or term.

      (h) In the event of a breach or threatened breach by Tenant of any of the covenants, conditions or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

      (i) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises, by reason of the violation or default by Tenant under any of the covenants, conditions or terms of this Lease or otherwise.

      (j) The term "Discount Rate" shall mean the per annum rate (based on a three hundred sixty (360) day year) of United States Government Treasury securities substantially in the same amount as the Excess of the Accelerated Liability, as the case may be, and having a maturity date that is the same as, or is the nearest date subsequent to, the Expiration Date in effect on the date of any


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notice given pursuant to Section 21.3(b) of this Lease, or the date of re-entry of the Development by Landlord, in the case of Section 21.3(b) of this Lease (as reported in The Wall Street Journal or other similar financial journal).

      (k) Nothing herein contained shall be construed to limit, reduce or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry of the Development for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 21.3(b) of this Lease.

      (l) In addition to any other remedies, penalties, or similar types of recourse specified in this Lease, Landlord shall have the further right to impose a monetary fine upon Tenant if Tenant, the Casino Manager/Operator, or any Affiliate Controlling, Controlled by or under common Control with Tenant or the Casino Manager/Operator has permitted or suffered an Event of Default under this


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Lease to occur or has violated any law or ordinance of the State of Louisiana,
Orleans Parish, or the City, on more than three (3) separate occasions within a single twenty-one (21) day period. The maximum monetary fine shall be equal to Ten Thousand Dollars ($10,000) during the calendar year 1998, and shall increase cumulatively thereafter by an annual percentage increase equal to the annual percentage increase in the CPI. Landlord shall have the right to impose this monetary fine during any number of successive twenty-one (21) day periods. Landlord shall apply the fine especially, but not only, in the case of repeated Events of Default, or repeated violations of laws or ordinances, involving matters of public inconvenience and public morals, including, but not limited to, queuing of buses in the public right of way, underage drinking, and similar problems.

Section 21.4.   Transfers Upon Termination

      At the termination of this Lease by default or otherwise, and if Landlord so elects, Tenant shall, to the extent assignable, assign, transfer and convey to Landlord all service agreements, concessions, leases, subleases and other agreements necessary for the continued operation of the Casino and the Support Facilities to Landlord, except if a Leasehold Mortgagee elects to obtain a New Lease under Section 23.6 of this Lease. Tenant shall make its Casino management staff and such other staff of Tenant as Landlord deems necessary available to


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Landlord on a reasonable basis and at no cost for a period of sixty (60) days to insure an orderly and uninterrupted transition of Casino management and operation.

                                  ARTICLE XXII.

         ASSIGNMENT, SUBLEASING, MORTGAGING, TRANSFER RESTRICTIONS, ETC.

Section 22.1.   Landlord Approval

      To the extent required by LSA R.S. 41:1216, but without acknowledging the applicability of that statute, Landlord hereby approves, without reservation except for the restrictions and conditions provided in this Lease, (a) any mortgage, pledge, hypothecation or other encumbrance of this Lease and the Improvements and (b) any sale or other assignment thereof to any Leasehold Mortgagee or by any Leasehold Mortgagee, or any seizure or sale resulting from a Leasehold Mortgagee's exercise of rights under its Leasehold Mortgage.

Section 22.2.   Assignment of Lease

      Landlord and the City hereby approve the succession by Tenant to all rights and obligations of Harrah's Jazz Company in respect of the Original Amended Lease as contemplated by the Plan. Except as otherwise provided in this Lease with respect to Leasehold Mortgagees, Tenant shall not directly or indirectly assign, sell or transfer this Lease or the Improvements or any interest in either


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


without the prior written consent of Landlord and the City Council, which shall not be unreasonably withheld, financially conditioned or delayed. In the exercise of their approval, Landlord and the City Council may consider whether the assignee and any guarantors of the assignee meet all of the following: (a) possess a net worth (shareholder equity in the case of a corporation or partner equity in the case of a partnership) of at least Twenty-Five Million Dollars ($25,000,000) (the "Qualified Net Worth") or be a Suitable Lender; (b) possess required permits, approvals and licenses to own and operate the Casino Premises;
(c) possess experience in operating facilities of character comparable to the Casino Premises in at least two (2) other locations for no less than three (3) years preceding the date of assignment (provided that this subsection (c) may be satisfied by assignee's employment of a management company having such experience and which satisfies clause (b) above); and (d) possess the ability to perform all monetary and non-monetary obligations of Tenant under the Open Access Program and the Open Access Plans. Evidence of Qualified Net Worth, in the form of an audited balance sheet, as of a date no more than one hundred eighty (180) days prior to the date of the transaction, and written certification by the treasurer of the assignee (and guarantor) if a corporation, or otherwise by the assignee (and guarantor), that, as of the effective date of the assignment, there has been no material adverse change therein, shall be provided to Landlord at or before the time of assignment and shall be conclusive evidence of compliance with this condition. Evidence of licensing by the State of Louisiana and a resume of prior operating experience shall also be provided. Although Landlord and the City shall not be required to grant approval of an assignee that, together with the guarantors of such assignee, satisfy the above criteria, Landlord and the City shall have the burden of establishing valid reasons for denying approval of such an assignee. Landlord and the City Council may not assess any charge other than a reasonable fee to reimburse actual costs incurred in review of any request for assignment and any Contingent Payments under Section 4.8 of this Lease. Tenant shall be released from liability upon any approved assignment. The right of Landlord and the City Council to approve or consent to any assignment, sale, or transfer of this Lease or the Improvements pursuant to this Section 22.2 shall not apply to any assignment, sale or transfer in connection with any foreclosure sale or any assignment, sale or transfer by any Leasehold Mortgagee (or Nominee) or to, but not by, any title insurer(s), and such title insurer(s) must comply with the terms and conditions of the Lease, including the requirement of continuous operation of the Casino and the provisions of this Article XXII, subject to the provisions of Section 22.5 of this Lease. Without limiting the generality of the foregoing, any assignment pursuant to this Section

22.2 shall be in a form that requires any assignee to perform or cause to be performed all of Tenant's obligations under this Lease, including, without limitation, any of Tenant's obligations under the Open Access Program or the Open Access Plans, but only to the extent Tenant has not performed such obligations. With respect to Tenant's obligations under the Open Access Program and the Open Access Plans, (i) any monetary obligation of Tenant then due and payable must be paid by Tenant or its assignee as a condition of any such assignment, and (ii) any non-monetary obligations, including the right to appeal any fines assessed against Tenant, shall be assumed by Tenant's assignee and such assignee shall have no more or no less rights than Tenant.

Section 22.3.   Subleasing Rights

      (a) Tenant may not enter or permit JCC Development to enter into any Space Lease within the Development with any Person without the prior written approval and consent of Landlord, which approval shall not be unreasonably withheld, financially conditioned or delayed; provided, however, Landlord has approved the terms of the Second Floor Non-Gaming Sublease, and Space Leases in accordance with such Second Floor Non-Gaming Sublease and the Master Plan shall not require the prior written approval or consent of Landlord. Landlord or the City shall not have approval rights as to the identity of the person who is the


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Space Tenant, but only as to the type of business of such proposed sublease.
However, no such approval may permit use or operation of the Development that is unlawful or not permitted by the ordinances of the City or the laws or regulations of the State of Louisiana or the United States. Space Tenants may not make any alterations, modifications or changes to the Improvements that would substantially affect their design, decor and purpose without obtaining the prior written consent and approval of Landlord, which shall not be unreasonably withheld, financially conditioned or delayed; provided, however, such alterations, modifications and changes which are in accordance with the Second Floor Non-Gaming Sublease and the Master Plan shall not require the prior written approval or consent of Landlord. The rental, rental requirements, or fair market value of all tangible and intangible property received by Tenant from any Space Lease (other than the Second Floor Non-Gaming Sublease and further Space Leases affecting the premises demised thereunder), shall constitute part of Gross Non-Gaming Revenues. Subject to the approval of Landlord, if such approval is required hereunder, Tenant shall have the right to enter into Space Leases; provided, however, that: (1) the maximum duration of any such Space Lease (based collectively on the initial term and any renewal terms thereof) shall not extend beyond the day immediately preceding the expiration date of the Term; (2) each


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Space Lease must be for not more than fifteen thousand (15,000) rentable square feet in the Improvements; (3) each Space Lease shall include the authority for the Space Tenant, upon Tenant's eviction, to pay its rent directly to Landlord (provided such rent is not subject to a perfected pre-existing security interest allowed under this Lease) upon notice to the Space Tenant by Landlord of Tenant's eviction; and (4) promptly after the delivery of a fully executed Space Lease to the Space Tenant, Tenant shall deliver a copy thereof to Landlord. The terms of the foregoing proviso shall apply only to Space Leases other than the Second Floor Non-Gaming Sublease and further Space Leases affecting the premises demised thereunder. No Space Lease shall affect or diminish in any way the obligations of Tenant with respect to the payment, performance and observance of all the Rent, terms, covenants and conditions on the part of Tenant to be paid, performed and observed hereunder.

      (b) With respect to any Space Lease to which Landlord consents or which is otherwise permitted hereunder other than the Second Floor Non-Gaming Sublease, Landlord covenants and agrees that if this Lease and the Second Floor Non-Gaming Sublease are terminated for any reason before the expiration of the term of the Space Lease (including any renewals granted to the Space Tenant therein), then the termination of this Lease and the Second Floor Non-Gaming


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Sublease shall not result in a termination of the Space Lease, partial or otherwise, and that the Space Lease shall continue for the duration of the term thereof (and any renewals granted to the Space Tenant thereunder) as a direct lease between Landlord and the Space Tenant, with the same force and effect as if Landlord had originally entered into the Space Lease as the lessor. The provisions of this Section 22.3(b) shall be self-operative and shall occur automatically upon the termination of this Lease and the Second Floor Non-Gaming Sublease. Without limiting the preceding sentence, Landlord agrees to execute, acknowledge and deliver any document reasonably requested by a Space Tenant to which this Section 22.3(b) applies, in order to further evidence or perfect this non-disturbance agreement and to further protect the rights of the Space Tenant under its Space Lease.

      (c) Tenant agrees to require JCC Development to use good faith efforts to enforce the material provisions of any material Space Lease of the premises covered by the Second Floor Non-Gaming Sublease.

Section 22.4.   Management and Operation Contracts

      (a) Tenant shall not enter into any agreement or contract with any Person for the operation and/or management of the Casino and the related gaming operations without receiving the prior written approval and consent of Landlord


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and the City Council, which consent shall not be unreasonably withheld, financially conditioned or delayed, subject to the provisions of Section 22.5 of this Lease, and with any necessary approvals of the LGCB, and any such management/operation agreement shall not be effective nor shall the Casino Manager/Operator be allowed to enter the Development until the Casino Manager/Operator shall execute a Casino Management Agreement in form and substance reasonably satisfactory to Landlord and the City Council, wherein the Casino Manager/Operator shall be bound by all of the covenants, agreements, terms, provisions and conditions that relate to the Casino Manager/Operator in this Lease. Landlord shall retain the right to negotiate reasonable terms and conditions for Landlord's and the City Council's approval and consent. Notwithstanding the foregoing, Landlord and the City Council hereby approve the Casino Management Agreement and all of its terms, including provisions for the payment of fees, reimbursements and other charges and amounts thereunder to the Casino Manager/Operator, and the continuation of HNOMC as the Casino Manager/Operator. Landlord and the City further agree that so long as the operation and management of the premises demised under the Second Floor Non-Gaming Sublease is in accordance with the Master Plan, neither Landlord nor the


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City shall have approval or consent rights with respect thereto under this
Section 22.4(a), subject to the provisions of Section 22.5 of this Lease.

      (b) If, at any time, HET ceases to Control the Casino Manager/Operator, then Tenant shall give Landlord prompt notice of such occurrence. Landlord may, at any time within sixty (60) days after such notice is given, give Tenant notice that Landlord's approval of the Casino Manager/Operator is withdrawn. Landlord shall thereupon have the right to re-approve the Casino Manager/Operator, such approval not to be Financially Conditioned or unreasonably withheld or delayed. The failure of Landlord to give such notice shall constitute re-approval of the Casino Manager/Operator. If Landlord gives such notice, then Tenant shall give HNOMC written notice of termination as Casino Manager/Operator to be effective upon approval by Landlord of a new Casino Manager/Operator but not earlier than one hundred twenty (120) days after such notice of termination. Tenant shall, within one hundred twenty (120) days of the date of such notice, present to Landlord a new Casino Manager/Operator for Landlord's approval. Tenant shall not be required to terminate HNOMC as the Casino Manager/Operator until such time as Landlord shall have approved a new Casino Manager/Operator as proposed by Tenant. The new Casino Manager/Operator shall manage the Casino pursuant to a new casino management agreement on substantially the same terms


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and conditions as the Casino Management Agreement or such other terms and conditions as shall be approved by the Landlord, such approval not to be Financially Conditioned or unreasonably withheld or delayed.

Section 22.5.   Transfer Restriction

      Either Landlord or the City Council may, for any reason, refuse to consent or may financially condition any assignment, sale or transfer of any interest, ownership or right in this Lease, the Second Floor Non-Gaming Sublease, or the Casino Management Agreement to any entity (including any subsidiary or affiliate thereof) that has previously operated or is currently operating a licensed gaming establishment (including a Riverboat Casino) within Orleans Parish.

                                 ARTICLE XXIII.

                               LEASEHOLD MORTGAGES

Section 23.1.   Granting of Certain Leasehold Mortgages

      Tenant may mortgage, pledge or otherwise encumber this Lease and the Improvements in connection with the Construction Credit Facility, the New Bond Documents and the HET/JCC Agreement; provided that Tenant shall not be permitted to separately mortgage, pledge or encumber either the Lease or the Improvements. Subject to Section 23.12, any such mortgage, pledge or encumbrance shall be in a form that requires any Person, including any Leasehold Mortgagee, that acquires ownership of either this Lease or the Improvements by


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

virtue of such mortgage, pledge or encumbrance (whether by foreclosure, other enforcement proceeding or otherwise) to perform or cause to be performed all of Tenant's obligations under this Lease. Prior to the Execution Date, Tenant shall cause any and all existing mortgages, pledges and encumbrances of its leasehold interest, this Lease or the Improvements either (i) to be amended to conform with the provisions of this Section 23.1 or (ii) to be canceled and erased from all applicable public records, including mortgage and conveyance records.

Section 23.2.   Subsequent Financings

      After Substantial Completion of all Components and Phases of the Development under the GDA, Tenant may mortgage, pledge or otherwise encumber this Lease and the Improvements from time to time subject to and in compliance with Section 23.1 of this Lease only after first obtaining Landlord's consent, which shall not be unreasonably withheld, financially conditioned or delayed; provided that Landlord's consent shall not be required in connection with a Financing or the Leasehold Mortgage as security therefor, in which each lender is a Suitable Lender, if the Financing also meets either of the following conditions:

      (a) the principal amount of Secured Debt incurred in the Financing does not exceed the sum of (i) debt retired with proceeds of the Financing; (ii) the


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

projected cost of capital improvements to be funded with proceeds of the Financing; and (iii) customary transaction costs relating to the Financing; or

      (b) the pre-tax cash flow of Tenant for the twelve (12) month period ending on the last day of the calendar quarter preceding the calendar month in which the Financing occurs is not less than one and one-quarter (1.25) times the amount of annual interest payable with respect to all Secured Debt, including Secured Debt incurred in such Financing.

Section 23.3.   Transfer by Leasehold Mortgagee

      (a) If, as the result of a Loan Default, a Leasehold Mortgagee forecloses upon or otherwise acquires this Lease and the Improvements or if a Leasehold Mortgagee acquires a New Lease pursuant to Section 23.6 of this Lease for any reason whatsoever, (i) the transfer to such Leasehold Mortgagee (or Nominee of the Leasehold Mortgagee) shall not require Landlord's consent and (ii) the acquiring Leasehold Mortgagee (or Nominee) shall be permitted to transfer the acquired interest to a Person designated by such Leasehold Mortgagee (or Nominee) after first obtaining Landlord's consent, which shall not be unreasonably withheld or delayed. As used in this Lease, the word "Nominee" shall mean a Person who is designated by a Leasehold Mortgagee to act in place of such Leasehold Mortgagee solely for the purpose of holding title to the Development


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

and performing the obligations of Tenant hereunder. Landlord's decision to grant or withhold consent to a transfer pursuant to Section 23.3(a)(ii) of this Lease shall be based solely on the suitability of the transferee and not on any other criterion.

      (b) For purposes of this Section 23.3, (i) any Person listed on the official list of suitable contractors at the time of the proposed transfer to operate the official gaming establishment maintained pursuant to LSA R.S. 27:280 or (ii) the Casino Manager/Operator if "suitable" under the Act, shall be deemed to be a suitable transferee under this Section 23.3 and consented to by Landlord unless Landlord can demonstrate a compelling and material reason why such Person does not satisfy the suitability standards set forth in the Act as in effect at the time of the proposed transfer and any applicable rules and regulations promulgated thereunder and in effect at that time, subject to the provisions of
Section 22.5 of this Lease.

      (c) Landlord shall not require, as a condition of consent, the renegotiation of any term or provision of this Lease or any other form of additional compensation, except in the case of a transfer in which a Leasehold Mortgagee (or Nominee), in connection with the transfer of this Lease and the Improvements receives consideration whose fair market value exceeds the amount of principal, interest, and other monetary obligations owed to such Leasehold


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Mortgagee as of the date of the Loan Default, together with other non-usurious charges such as interest, expenses, defeasance payments and applicable premiums and other monetary obligations accruing from and after the Loan Default, and costs of enforcement and collections (the "Excess Proceeds"). In such an event, Landlord shall be entitled to receive fifty percent (50%) of the Excess Proceeds subject to any rights Tenant may have to the Excess Proceeds. The fair market value of the compensation received by the Leasehold Mortgagee (or Nominee) shall be determined as of the time the terms of the transfer are agreed upon by the Leasehold Mortgagee. Landlord and the City acknowledge and agree that the lenders and other participants in the Construction Credit Facility, the holders of the New Bonds and the New Contingent Bonds and the holders of the Convertible Junior Subordinated Debentures or the Subdebt, if any, have not received Excess Proceeds in connection with the transactions contemplated by the Plan, and Landlord is entitled to no additional compensation under this Section 23.3(c) in connection therewith.

Section 23.4.   Leasehold Mortgagee Notices and Cure Periods

      (a) Landlord shall give to each Leasehold Mortgagee a copy of each notice of default given to Tenant and a copy of each notice of termination under
Section 21.3(a) of this Lease at the same time and in the same manner that the


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

notice is given by Landlord to Tenant, addressed to each such Leasehold Mortgagee who has advised Landlord in writing of its Leasehold Mortgage at its address last furnished to Landlord. Any such notice shall state the nature of the default and the section of this Lease alleged to have been violated. No notice of default or termination by Landlord to Tenant under this Lease shall be deemed to have been duly given unless and until a copy of the notice has been served on each Leasehold Mortgagee in the manner provided in this Section 23.4.

      (b) Landlord shall give a notice of an Event of Default to each Leasehold Mortgagee who has advised Landlord in writing of its Leasehold Mortgage, which notice shall state the failure of Tenant to cure the default specified in the notice of default given to the Leasehold Mortgagees pursuant to Section 23.4(a) of this Lease. Upon receipt of notice of an Event of Default, each Leasehold Mortgagee shall have a period equal to and in addition to the cure period afforded to Tenant that shall run consecutively with the cure period afforded to Tenant and concurrently with the cure period afforded to each other Leasehold Mortgagee, within which to diligently commence to remedy the default or cause the default to be remedied; provided that, with respect to an Event of Default pursuant to Section 21.1(j) or (n) of this Lease, the Leasehold Mortgagee cure period shall equal twenty (20) Business Days. If diligent commencement to remedy a curable


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

default is undertaken and continued without interruption, Leasehold Mortgagees shall be given an additional period of time as reasonably required in good faith to complete the cure; provided, however, that any such additional period of time shall not affect Landlord's rights under this Lease with respect to any other default or Event of Default. If the cure can be accomplished solely by the payment of money, the failure to pay is not a diligent commencement of cure. Each Leasehold Mortgagee, if an Event of Default has occurred, shall, within the period set forth in this Section 23.4(b) and otherwise as herein provided, have the right to remedy such default or to cause the same to be remedied. Landlord will accept performance by any Leasehold Mortgagee of any covenant, condition, or agreement required to be performed by Tenant hereunder with the same force and effect as if performed by Tenant. Except for a default under Section 21.1(o) of this Lease, no default or Event of Default with respect to the performance of work required to be performed, or acts to be done, or conditions to be remedied, shall be deemed to exist, so long as a Leasehold Mortgagee shall have promptly commenced good faith efforts to cure the default and shall prosecute the same to completion with diligence and continuity in accordance with this Section 23.4(b). The time available to a Leasehold Mortgagee to cure a default by Tenant that can reasonably be cured only if such Leasehold Mortgagee is in possession of the


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

Development shall be deemed extended to include the period of time required by such Leasehold Mortgagee to obtain possession of the Development (by foreclosure or otherwise) with due diligence; provided, however, that during such period all other obligations of Tenant under this Lease, including payment of Rent and Additional Charges, but excluding the payment of any liquidated damages or Accelerated Liabilities due pursuant to Section 21.3 of this Lease except upon a default by a Leasehold Mortgagee subsequent to obtaining possession, shall be duly performed.

Section 23.5.   Leasehold Mortgagee's Right to Extend

      Any Leasehold Mortgagee shall be entitled to exercise, on behalf of Tenant, Tenant's right to extend this Lease, by giving notice to Landlord, whether or not there is an outstanding Event of Default, but the exercise shall not prejudice Landlord's rights to enforce its remedies as to an Uncured Event of Default.

Section 23.6.   Leasehold Mortgagee's Right to Lease

      If this Lease is terminated or ceases to exist by reason of the occurrence of an Event of Default or otherwise, Landlord shall give notice of such termination to each Leasehold Mortgagee in accordance with Section 23.4(a) of this Lease. Landlord shall, on written request of a Leasehold Mortgagee made any time prior to the effective date of any Lease termination specified in the notice of termination


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


delivered to Tenant and each Leasehold Mortgagee in accordance with Section 21.3(a) of this Lease (if more than one Leasehold Mortgagee makes such request, the rights under this paragraph shall be afforded to the requesting Leasehold Mortgagee who holds the highest priority with respect to the respective Secured Obligations of all requesting Leasehold Mortgagees; provided that Landlord shall have no obligation to determine the respective priorities of such requesting Leasehold Mortgagees), execute and deliver a new lease (the "New Lease"), to be effective upon termination of this Lease, to such Leasehold Mortgagee or its designee or nominee, for the remainder of the Term, upon the same terms and conditions contained in this Lease, including, but not limited to, the same Rent and Additional Charges and any Extended Terms provided in this Lease; provided that, contemporaneously with the execution and delivery of the New Lease, the Leasehold Mortgagee shall be required to cure any defaults existing under this Lease (including payment of all accrued and unpaid Rent and Additional Charges) except those which such Leasehold Mortgagee (but only if such Leasehold Mortgagee is a Suitable Lender) does not have the power to cure, but excluding the payment of any liquidated damages or Accelerated Liabilities due pursuant to
Section 21.3 of this Lease, except upon an event of default under such New Lease by the Leasehold Mortgagee subsequent to obtaining possession, up to and


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

including the date of the commencement of the term of the New Lease, together with all expenses incurred by Landlord, including reasonable attorneys' fees and provided that the Leasehold Mortgagee or Nominee complies with all licensing requirements of the Gaming Authorities.

Section 23.7. Leasehold Mortgagee's Possession of Leased Premises, Obligation to Cure and Right to Assign

      Nothing herein contained shall be deemed to impose any obligation on the part of Landlord to deliver physical possession of the Development or any part thereof to a Leasehold Mortgagee for so long as Tenant is in possession of the Development, but Landlord shall cooperate with any Leasehold Mortgagee (by joining as a party in any appropriate action or proceeding, or otherwise) at the sole cost and expense of such Leasehold Mortgagee for the purpose of enabling such Leasehold Mortgagee to obtain possession of the Development. After a Leasehold Mortgagee becomes the owner of either the Lease and/or the Improvements by virtue of its Leasehold Mortgage, the Leasehold Mortgagee shall be required to cure any defaults (including payment of all accrued and unpaid Rent and Additional Charges) existing except those which such Leasehold Mortgagee (but only if such Leasehold Mortgagee is a Suitable Lender) does not have the power to cure, and the Leasehold Mortgagee shall not be required to pay any liquidated damages or Accelerated Liabilities due pursuant to Section 21.3 of this Lease or


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

any damages except upon an event of default under such New Lease by the Leasehold Mortgagee subsequent to obtaining possession. No Leasehold Mortgagee shall be required to continue possession or foreclosure of the Development if any default has been cured.

Section 23.8.   Subordination of Fee Mortgages

      Neither this Lease nor any New Lease, nor any renewal thereof, nor the leasehold estate created hereby, nor the Second Floor Non-Gaming Sublease, shall be subject to the lien of any mortgage, lien, charge or encumbrance hereafter placed upon the fee title to the Leased Premises. Any fee mortgage and any leasehold mortgage on the City Lease shall be subject to this Lease or any New Lease, notwithstanding any agreement hereafter made modifying or amending this Lease or any New Lease.

Section 23.9.   Section 365(h) Waiver

      Tenant does hereby assign to the First Leasehold Mortgagee for as long as it remains a Leasehold Mortgagee, Tenant's right to make the election provided by Section 365(h) of the United States Bankruptcy Code in connection with a bankruptcy proceeding in which Landlord is the debtor. Landlord hereby consents to this assignment. Landlord agrees to exercise, for the benefit of Tenant and the First Leasehold Mortgagee its right to remain in possession under the City Lease,


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

as such right is provided by Section 365(h) of the United States Bankruptcy Code, in connection with a proceeding in which the City is the debtor. For purposes of Section 365(h) of the United States Bankruptcy Code, the term "possession," when used in the preceding sentence, shall mean the right to possession of the Leased Premises granted to Landlord in its capacity as "tenant" under the City Lease whether or not all or part of the Leased Premises has been subleased and whether or not Landlord is in actual occupancy of the Leased Premises.

Section 23.10.   Loan Default

      If, as a result of a Loan Default, this Lease and the Improvements is transferred to a new tenant, then: (a) the aggregate amount of Rent, Gross Gaming Payments, Gross Non-Gaming Payments and Landlord's Sublease Rent for each full or partial Fiscal Year after the transfer shall be at least eighty percent (80%) of the aggregate amount of Rent, Gross Gaming Payments, Gross Non-Gaming Payments and Landlord's Sublease Rent paid with respect to the same period of the immediately preceding full or corresponding partial Fiscal Year (but no less than the amount of the Minimum Payments) and (b) the Rent increases as set forth in Section 4.3 of this Lease shall be suspended. These adjustments shall no longer apply as soon as the aggregate amount of the Rent, Gross Gaming Payments, Gross Non-Gaming Payments and Landlord's Sublease Rent for a full or partial


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

Fiscal Year exceeds eighty percent (80%) of the aggregate amount of Rent, Gross Gaming Payments, Gross Non-Gaming Payments and Landlord's Sublease Rent paid with respect to the immediately preceding full or corresponding partial Fiscal Year.

Section 23.11.   Non-Merger

      There shall be no merger of this Lease, nor of the leasehold estate created by this Lease, with the estate created by the City Lease or fee estate in the Leased Premises by reason of the fact that this Lease or the leasehold estate created by this Lease or any interest in this Lease or any such leasehold estate may be held, directly or indirectly, by or for the account of any Person or Persons who shall own the City Lease or fee interest in the Leased Premises, or any interest therein. No such merger shall occur unless and until all Persons at the time having an interest in the Leased Premises and all Persons having an interest in this Lease and the City Lease, or in the leasehold estate created by this Lease and the City Lease, including any Leasehold Mortgagee, shall join in a written instrument effecting such merger and shall duly record the same.


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

Section 23.12.   Assumption by Leasehold Mortgagee

      No Leasehold Mortgagee shall become liable under the provisions of this Lease, unless and until such time as it becomes, and then only for so long as it remains, the owner of this Lease and/or the Improvements.

Section 23.13.   Subordination of Landlord's Lien

      Landlord and the City hereby subordinate Landlord's liens and privileges (except for those Impositions recognized in Section 9.1 of this Lease) they may have now or at any time hereafter on or against any property of Space Tenants or Tenant's Property on the Leased Premises, whether the lien or privilege is granted by law or contract, in favor of any and all mortgages, security interests, liens, privileges, lessors' rights, and other security rights and interests now or at any time hereafter held as security for one or more loans or leases to Tenant or any Space Tenant. This subordination shall be self-operative, however, Landlord and the City agree to execute from time to time one or more documents reflecting this agreement, which documents shall be in form and substance reasonably satisfactory to the requesting lender. Notwithstanding any other provision contained in this Lease, Landlord and the City do not subordinate any lien against any property or rights to property, whether movable or immovable, if the lien


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

results from a failure to pay taxes after demand, or if the lien results from the exercise of any similar governmental authority.

Section 23.14.   No Voluntary Termination or Amendment

      Landlord and Tenant shall not (whether unilaterally or mutually) amend, voluntarily terminate (whether pursuant to the terms of this Lease or otherwise) or accept a surrender of this Lease without the prior written consent of each Leasehold Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 23.15.   Third Party Beneficiary

      Notwithstanding Section 32.19 of this Lease, each Leasehold Mortgagee shall be a third party beneficiary of the provisions of this Lease pertaining to Leasehold Mortgagees.

Section 23.16.   Interim Operations; Receivership

      Landlord and the City acknowledge and agree that in the event a Leasehold Mortgagee is exercising its rights to obtain possession and continue the operation of the Development, the LGCB requires the Development to be operated by an approved receiver until the receivership is terminated. Landlord and the City agree that any receiver approved by the LGCB is permitted to so operate the Development in accordance with the terms of this Lease, subject to the applicable provisions of the Act and the rules and regulations promulgated thereunder.


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

                                  ARTICLE XXIV.

                            TRANSFERS AND TERMINATION

Section 24.1.   Transfers by Shareholders of Tenant or Affiliates

      (a) The sale, assignment, transfer, alienation, liquidation or any other disposition by any affiliate of any beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the voting stock of Tenant or any other Affiliate or any merger, consolidation or reorganization involving Tenant or any Affiliate (each a "Transfer") which results in a Change of Control of Tenant requires the prior written consent of Landlord, which consent shall not be unreasonably withheld, Financially Conditioned or delayed, except: (i) as provided in Section 24.1(e) of this Lease and (ii) for the curing of any monetary Event of Default.

      (b) Notwithstanding the provisions of Section 24.1(a) of this Lease, there shall be no restrictions upon:


            (i) Transfers between existing or previously approved Affiliates;

            (ii) Transfers as part of public offerings of securities by Tenant or JCC Holding and any Transfers of publicly traded securities of Tenant or JCC Holding or any Transfers of any securities of Tenant or JCC Holding approved and issued pursuant to Section 6.2 of the Plan;


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

            (iii) the pledge or encumbrance by any Affiliate of the securities of Tenant or any other Affiliate to, or enforcement of such pledge or encumbrance by, a Suitable Lender, or the subsequent Transfer from such Suitable Lender;

            (iv) any reorganization, merger, consolidation or restructuring of Tenant or Affiliate(s) solely between them or any of them;

            (v) Transfers by HOCI (the immediate parent entity of HCCIC), any of its parents, or its successors;

            (vi) Transfers to or among immediate family members including parents, spouses, children, grandparents and grandchildren or to trusts (for their sole benefit) of any Affiliate who is a natural Person or Transfers in connection with such Person's estate planning or estate;

            (vii) Transfers by an underwriter in connection with any public offering; and

            (viii) Transfers by Affiliate(s) owning material assets other than their interest in the Development such that the sale of such interest has an independent business purpose and is not the sole or primary reason for such Transfer.


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

      (c) For purposes of this Section 24.1, "Change of Control" means a Transfer or series of prearranged Transfers to a Person other than the existing Affiliates ("existing" is determined as of the date hereof) (the "Transferee") with the result that after such Transfers, the Transferee possesses directly or indirectly the power to direct the management and policies of Tenant; provided, however, that in no event shall a Change of Control be deemed to occur if after such Transfer the Transferee: (i) does not have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the voting stock of Tenant of a percentage exceeding the aggregate percentage of beneficial ownership of the voting stock of Tenant of all of the remaining beneficial owners (defined as those Affiliates existing as of the date hereof combined) or (ii) does not have beneficial ownership of more than thirty percent (30%) of the voting stock of Tenant. Tenant shall provide Landlord written notice of any direct or indirect Transfer of two and one-half percent (2.5%) or more of Tenant unless such Transfer is of stock which is publicly traded, in which event this notice requirement will not apply. Such notice must be received by Landlord within five
(5) Business Days before such Transfer. In evaluating a Change of Control, Landlord and the City shall be guided by its effect upon Tenant, applying the standards established by Section 22.2 of this Lease for approval of an assignment of this Lease.

      (d) Landlord's sole remedy for breach of Section 24.1(a) of this Lease shall be to seek an injunction preventing the Transferees who acquire their interests, or the transferring party(ies) who transfer their interests, in violation of Section 24.1(a) of this Lease, and/or the Affiliate in which the Transferee obtains an interest, from participation in or allowing the participation of Transferee in the management of Tenant. This does not preclude Landlord from taking actions against breaching parties which have no effect on the interests of Tenant or Affiliates under this Lease.

      (e) If any Affiliate effectuates a Transfer, then the Affiliate effecting such Transfer (the "Transferor") shall pay to Landlord two and one-half percent (2.5%) of the Profit realized by such Affiliate from such Transfer (such payment being referred to herein as the "Transfer Payment"); provided that no such Transfer Payment shall be due in the case of any Transfer of Class A New Common Stock (as defined in the Plan) or other publicly traded Common Stock. Each Transfer Payment shall be due seven (7) days following the Transferor's receipt of proceeds of Transfer. Transferor's Profit shall be calculated without deduction for the Transfer Payment. If all or part of the consideration for a Transfer is intangible property other than cash (for example a promissory note), or if the transfer is non-taxable for federal tax purposes, then a pro-rata portion of the


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

Transfer Payment relating to such consideration shall be paid at the time of (i) conversion of such property to cash, whether by sale, transfer, assignment of such property or payment of such promissory note or (ii) upon receipt of exchanged or substituted property, based on the greater of its fair market value or the full amount of all outstanding obligations of or related to such property or note at the time of issuance. "Profit" shall mean proceeds of a Transfer received by a Transferor less: (a) that portion of such proceeds that are attributable to retained or undistributed earnings; (b) portions of such proceeds that are reinvested by the Transferor in the Development (directly, or indirectly by capitalization of Tenant or an Affiliate); (c) Transferor's invested capital (cash plus the agreed value (not to exceed fair market value) of other property paid or invested by Transferor in the assets sold and determined without regard to earnings or distributions); and (d) normal and customary closing costs. Transfer Payments made with respect to any Transfer, inflated by CPI, shall be credited against and reduce the Contingent Payments due in respect of Capital Transactions occurring at any time during the ten (10) year period following such Transfer.

      (f) Payment of the Transfer Payment shall be enforced only against the Transferor or any Transferee and shall not be a default under this Lease. Any non-publicly traded evidence of ownership of Tenant, JCC Intermediary (if


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formed in accordance with Section 5.6 of this Lease) or JCC Holding which is the subject of Sections 24.1(a) and (e) of this Lease shall bear restrictive legends advising of these restrictions.

      (g) All Transferees shall hold their interests subject to the restrictions of this Article XXIV.

                                  ARTICLE XXV.

                EXISTENCE OF PARTNERSHIP OR JOINT VENTURE DENIED

Section 25.1.   No Joint Venture or Partnership

      Under no circumstances shall this Lease, the payment by Tenant to Landlord of any portion of Rent and Additional Charges, or any action of the parties taken in furtherance of this Lease be construed to create either a partnership or a joint venture between Landlord and Tenant, the existence of same being hereby specifically denied.

                                  ARTICLE XXVI.

                                    UTILITIES

Section 26.1.   Utilities

      Tenant agrees to obtain all utilities and other services required to maintain and operate the Development from public utility and other companies serving the Development. Tenant acknowledges that Landlord shall not be required to provide or furnish any services or utilities to the Development. Tenant agrees to


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


pay, or cause to be paid, all charges that are incurred by Tenant or that might be a charge or lien against the Development for gas, sewerage, water, electricity, light, heat or power, telephone or other communication service used, rendered or supplied upon or in connection with the Development throughout the Term, and to indemnify, defend and save Landlord harmless from and against any liability or damages on such account, except to the extent caused by Landlord's acts or omissions. Tenant shall also procure or cause to be procured without cost to Landlord, any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the Development of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to and upon the Development. Landlord and the City shall grant utility servitudes to the companies providing utility service to the Development to the extent necessary to provide necessary utility services to the Development. Tenant shall pay all costs for installation, construction or modification of utility lines within the Development including sewerage, gas, water, electricity, telephone, telegraph and cable service. All utility services shall be separately metered and installed in the name of Tenant, and Tenant shall pay all costs of said utilities.


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

                                 ARTICLE XXVII.

                             COVENANTS AGAINST WASTE

Section 27.1.   Covenant Against Waste

      Tenant shall not cause or permit any waste, damage or injury to the Development or any part thereof (other than normal wear and tear).

                                 ARTICLE XXVIII.

                           TRASH AND GARBAGE DISPOSAL

Section 28.1.   Trash and Garbage Disposal

      After the Possession Date, Tenant shall at its expense arrange for and cause pick up and/or disposition away from the Development of all trash and garbage generated by or through its operations and Landlord shall have no responsibility therefor.

                                  ARTICLE XXIX.

                                    NO WAIVER

Section 29.1.   No Waiver

      The receipt by Landlord of any Rent or Additional Charges with knowledge of the breach of any term, condition, covenant or provision of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Tenant or Landlord unless the waiver shall be in writing and signed by Tenant or Landlord. No payment by Tenant or receipt by Landlord of a


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

lesser amount than the Rent and Additional Charges herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent and Additional Charges as the case may be, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent and Additional Charges be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of any such Rent or Additional Charges or pursue any other remedy in this Lease.

                                  ARTICLE XXX.

                      COVENANTS TO BIND AND BENEFIT PARTIES

Section 30.1.   Covenants Binding

      Except as may otherwise be expressly provided in this Lease, the terms, conditions, covenants and provisions contained in this Lease shall run with the Development and shall be binding on and inure to the benefit of the parties hereto, and their respective heirs, administrators, executors, permitted successors and permitted assigns.

                                  ARTICLE XXXI.

                                    BROKERAGE

Section 31.1.   Brokerage

      Tenant and Landlord covenant, represent and warrant that neither has had dealings or communications with any broker or agent in connection with the


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consummation of this Lease, and both covenant and agree to pay, hold harmless and indemnify each other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

                                 ARTICLE XXXII.

                            MISCELLANEOUS PROVISIONS

Section 32.1.   Equal Employment Opportunity

      In all hiring or employment by Tenant, JCC Development or the Casino Manager/Operator made possible by or resulting from this Lease, there will not be any discrimination against any employee or applicant for employment because of race, color, religion, sex, sexual preference, national origin, or disability. In furtherance of this commitment, Tenant has adopted the Open Access Program. All solicitations or advertisements for employees shall state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, sexual preference, national origin, or physical handicap.

Section 32.2. Force Majeure

      (a) Extensions of time for the performance of obligations under the GDA resulting from the occurrence of Force Majeure (as defined in Section 12.2 of the GDA) shall be governed solely by the GDA. Other than as set forth in, and


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

without waiver of the terms and conditions of, this Lease or the GDA, including, without limitation, the terms and conditions of Section 12 of the GDA or the terms and conditions of the definition of "Force Majeure" set forth in Section
12.2 of the GDA, the parties hereto acknowledge and agree that neither Force Majeure (as defined in Section 12.2 of the GDA) nor fortuitous events shall operate to excuse Tenant from the prompt payment of Rent or Additional Charges required by the terms and provisions of this Lease. As to any other obligation imposed by this Lease, if either party hereto shall be delayed or hindered or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor disputes, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots or insurrection, or other causes beyond the reasonable control of such party and not the fault of the party delayed in performing work or doing acts required under the terms of this Lease (which shall not include a default under or the termination of the Casino Management Agreement), then the performance of such acts shall be excused as a period of delay and the period for such performance of any such act shall be extended for the period equivalent to the period of such delay.

      (b) Tenant hereby acknowledges and agrees that any proceeding under any Chapter of the Bankruptcy Code, in receivership or any other insolvency


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

proceeding, whether voluntary or involuntary, by or against Tenant and/or HET, HOCI or any completion guarantor under the completion guarantee issued pursuant to Section 11.1 of the GDA or any surety under any bond shall not be considered nor constitute Force Majeure (as defined in Section 12.2 of the GDA) nor otherwise excuse or suspend Tenant's performance hereunder. Tenant further acknowledges and agrees that (i) any increase in the cost to complete (including equipping) the Casino, whether or not such increase in cost was anticipated and/or contemplated in the GDA or otherwise, (ii) the financial condition or financial inability of Tenant and/or HET, HOCI or any completion guarantor under the completion guarantee issued pursuant to Section 11.1 of the GDA to complete (including equipping) the Casino, (iii) any other adverse financial projections, financial forecasts, financial events or financial conditions, or (iv) any failure to obtain funding or financing, shall not be considered nor constitute Force Majeure (as defined in Section 12.2 of the GDA) nor otherwise excuse or suspend Tenant's performance hereunder.

      (c) Other than as set forth in, and without waiver of the terms and conditions of, this Lease or the GDA, including, without limitation, the terms and conditions of Section 12 of the GDA or the terms and conditions of the definition of "Force Majeure" set forth in Section 12.2 of the GDA, Tenant waives its rights


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


pursuant to Articles 1873-1878 and 3506(15) of the Louisiana Civil Code and, without limitation, any right to claim excuse from performance or delay of performance due to impossibility of performance, irresistible force or a fortuitous event.

Section 32.3.   Partial Invalidity

      If any term, covenant, condition, or provision of this Lease or the application thereof to any Person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, condition or provision to Persons or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. All parties to this Lease recognize and agree that any term or provision in this Lease that conflicts with or usurps the powers of LSA R.S. 4:601, et seq., adopted by the Legislature of the State of Louisiana as Act No. 384, of 1992 (the "1992 Act"), shall be superseded by the 1992 Act. Tenant's failure to comply with any provision of this Lease that is superseded by or in conflict with the 1992 Act shall not be a default by Tenant under this Lease.


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

Section 32.4.   Intervention by City

      (a) The City intervenes in this Lease for the purpose of confirming each of its undertakings in this Lease and to confirm and consent to Landlord's agreements, representations, and warranties contained in this Lease and further to agree that in the event of a default by Landlord to the City under the City Lease, this Lease shall not be affected and the City will succeed to Landlord's rights and obligations to Tenant under this Lease.

      (b) Without limiting the generality of the foregoing, the City covenants and agrees that if the City Lease is terminated for any reason before the expiration of the Term of this Lease (including any Extended Terms), then the termination of the City Lease shall not result in a termination of this Lease, partial or otherwise, and that this Lease shall continue for the duration of the Term (and any Extended Terms that Tenant may exercise hereunder) as a direct lease between the City and Tenant, with the same force and effect as if the City had originally entered into this Lease as landlord hereunder. The provisions of this section shall be self-operative and shall occur automatically upon the termination of the City Lease as aforesaid. Without limiting the preceding sentence, the City hereby agrees to execute, acknowledge and deliver any documents reasonably requested by Tenant


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

or any Leasehold Mortgagee in order to further evidence or perfect the provisions of this Section 32.4.

      (c) To the extent permitted by applicable law, the City further covenants and agrees that in the event of the dissolution of Landlord or a judicial declaration of the invalidity of Landlord before the expiration of the Term, this Lease shall continue, with the same force and effect, for the duration of the Term as a direct lease between the City and Tenant. The provisions of this
Section 32.4(c) shall be self-operative and shall occur automatically upon the dissolution or declaration of the invalidity of Landlord as aforesaid. Without limiting the preceding sentence, the City hereby agrees to execute, acknowledge and deliver any documents and take such action as may be reasonably requested by Tenant or any Leasehold Mortgagee in order to further evidence, implement or perfect the provisions of this Section 32.4(c).

      (d) If the direct lease by the City to Tenant described above is determined, through a final non-appealable judgment of a court of competent jurisdiction, to be null and void or unenforceable for any reason whatsoever, then the City agrees either (i) to enter into a lease with a public benefit corporation or other board or entity under the control of the City (a "City-Controlled Entity"), with respect to the Development, on the same terms and conditions as contained in


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

the City Lease or (ii) to transfer the Development, subject to this Lease, to a City-Controlled Entity, and in either event the City shall thereafter cause the City-Controlled Entity to enter into a lease with Tenant on the same terms and conditions as contained herein.

Section 32.5.   Responsibility For Costs And Risks of Operations

      Tenant shall pay all costs and assume all risks in doing work, or carrying on operations, now or hereafter permitted or required under the terms and conditions of this Lease, except as may be otherwise specifically designated in this Lease, or in written instructions given or agreement made by proper authority under the terms and conditions of this Lease. Tenant shall pay all costs, reasonable attorney's fees and other expenses incurred by Landlord in any litigation in which Landlord is the prevailing party enforcing the covenants of this Lease.

Section 32.6.   Notice

      All notices required or permitted to be given under this Lease except as provided otherwise shall be in writing and shall be deemed given when delivered by hand or four (4) Business Days after mailing, postage paid, by certified mail, return receipt requested, to the parties and to the LGCB at the following address:

LANDLORD:
                Rivergate Development Corporation
                Suite 1276
                1515 Poydras Street
                New Orleans, LA 70112



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

with copies to:

                           City Attorney
                           1300 Perdido Street
                           City Hall
                           New Orleans, LA 70112

                           and

                           Roy J. Rodney, Jr.
                           Rodney, Bordenave, Boykin, Bennette & Boyle
                           400 Poydras Street
                           Suite 2450
                           New Orleans, LA 70130

CITY:

                           City of New Orleans
                           1300 Perdido Street
                           City Hall
                           New Orleans, LA 70112
                           Attention: City Clerk

with copies to:            Mayor's Office
                           1300 Perdido Street
                           City Hall
                           New Orleans, LA 70112

                           City Attorney
                           1300 Perdido Street
                           City Hall
                           New Orleans, LA 70112

                           and

                           Bernhard & Leslie, Chtd.


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

                           3980 Howard Hughes Parkway
                           Suite 550
                           Las Vegas, NV 89109
                           Attn: Bruce Leslie

TENANT:

                           Jazz Casino Company, L.L.C.
                           512 South Peters Street
                           New Orleans, LA 70130
                           Attn:  President

with copies to:

                           Harrah's New Orleans Management Company
                           512 South Peters Street
                           New Orleans, LA 70130
                           Attn:  General Counsel

LGCB:

                           Louisiana Gaming Control Board
                           9100 Bluebonnet Centre Boulevard
                           Suite 500
                           Baton Rouge, Louisiana  70809
                           Attn:  Chairman of Louisiana Gaming Control Board

with copies to:            Attorney General
                           State of Louisiana
                           Post Office Box 94005
                           Baton Rouge, Louisiana  70804
                           Attn:  First Assistant Attorney General

                           and

                           Attorney General
                           State of Louisiana

                           Post Office Box 44307
                           Baton Rouge, Louisiana  70804
                           Attn:  Director, Gaming Division

      Additionally, notices required or permitted to be given under this Lease shall be given in the manner provided herein to such Leasehold Mortgagees at such addresses as identified by such Leasehold Mortgagees and furnished to the parties to this Lease in writing.

Section 32.7.   Applicable Law

      This is a Louisiana contract and shall be governed, interpreted and enforced in accordance with the laws of the State of Louisiana.

Section 32.7.1.   Venue and Personal Jurisdiction

      (a) Each party to this Lease hereby submits to the jurisdiction of the State of Louisiana and the courts thereof and to the jurisdiction of the Civil District Court for the Parish of Orleans, State of Louisiana for the purposes of any suit, action or other proceeding arising out of or relating to this Lease, and hereby agrees not to assert by way of a motion as a defense or otherwise that such action is brought in an inconvenient forum or that the venue of such action is improper or that the subject matter thereof may not be enforced in or by such courts.

      (b) If at any time during the Term, Tenant is not a resident of the State of Louisiana or has no officer, director, employee, or agent thereof available for


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


service of process as a resident of the State of Louisiana, or if any permitted assignee thereof shall be a foreign corporation, partnership or other entity or shall have no officer, director, employee, or agent available for service of process in the State of Louisiana, Tenant or its assignee hereby designates the Secretary of State, State of Louisiana, its agent for the service of process in any court action between it and Landlord or arising out of or relating to this Agreement and such service shall be made as provided by the laws of the State of Louisiana for service upon a nonresident; provided, however, that at the time of service on the Secretary of State, a copy of such service shall be delivered to Tenant in the manner provided in Section 32.6 of this Lease.

Section 32.8.   Public Purpose; Economic Benefit; Total Consideration

      Landlord hereby declares and acknowledges that the execution of this Lease and the construction and implementation of the development hereunder including, without limitation, development and operation of the Casino and related Improvements and other amenities on the Leased Premises, shall enhance the public benefit and welfare and therefore constitute a public purpose in that they prevent and combat community deterioration along Poydras Street in New Orleans, Louisiana; increase employment opportunities in the City; increase and promote tourism and enhance tourist amenities on Poydras Street in New Orleans,

Louisiana; and preserve and improve the aesthetic quality inuring to the economic health of the central business district of the City. The above-cited items constitute important public benefits to the City. Further, additional public benefits of this Lease and the construction and implementation of the Development consist of increased taxes and other revenues from the operation of the Casino on the Leased Premises, together with other related commercial activities to take place on the Leased Premises. Further, Landlord hereby declares and acknowledges that the letting of this Lease was done on the basis of an objective evaluation of factors relating to the public benefit and welfare, and the public purposes, hereinabove described, including, but not limited to, rental return, quality of products and services to be provided on the Leased Premises, financial stability of Tenant, architectural design of the Development, uniqueness of operation of the Development in the City, particularly the central business district. Landlord hereby further declares and acknowledges that, as described hereinabove, this Lease provides a fair and equitable return of revenue to Landlord.

Section 32.9.   Estoppel Certificate

         (a) Tenant shall, at any time and from time to time, upon not less than ten (10) Business Days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified


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


and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and the amounts so paid and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of the Leased Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rental has been paid in advance.


      (b) Landlord shall, at any time and from time to time, upon not less than fifteen (15) Business Days prior written notice from Tenant, or any Leasehold Mortgagee, execute, acknowledge and deliver to Tenant or any Leasehold Mortgagee a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and the amounts so paid and acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any assignee permitted hereunder or any Leasehold Mortgagee. Landlord's failure to deliver such statement within such time shall be conclusive upon Landlord (i) that this Lease is in full force and effect, without modification except as may be represented by Tenant, (ii) that there are no uncured defaults in Tenant's performance, and
(iii) that not more than one (1) month's rental has been paid in advance.

Section 32.10.   Prior Agreements; Amendments

      (a) This Lease, and all documents and agreements described or referred to herein, contain all the agreements of the parties hereto with respect to any matters covered or mentioned in this Lease, and no agreement or understanding pertaining to any such matter shall be effective for any purpose unless covered in this Lease or such other documents and agreements. Notwithstanding the foregoing, this Lease supersedes and controls in its entirety over the City Agreement.

      (b) The provisions of this Lease constitute an amendment and restatement in the entirety of the provisions of the Original Amended Lease;

provided, however, that it is hereby acknowledged and agreed by the parties to this Lease that the execution and delivery of this Lease is intended to continue the obligations of Tenant as successor by operation of law to Harrah's Jazz Company under the Original Amended Lease on the amended terms set forth in this Lease and should in no way constitute a novation of such obligations (as modified herein and therein).

      (c) No provision of this Lease may be amended or added except by an agreement in writing signed by the parties hereto or their respective successors and assigns. In addition, Tenant agrees, and agrees to cause JCC Development, not to waive or modify any material provision of the Second Floor Non-Gaming Sublease without Landlord's prior written consent, such consent not to be financially conditioned, unreasonably withheld or delayed. If there is an inconsistency between the terms of this Lease and any other agreement described in this Lease (including but not limited to the Casino Management Agreement and the GDA), then (i) the terms of this Lease shall prevail and (ii) Tenant's failure to comply with an inconsistent provision of the other agreement shall not be a default under this Lease if Tenant is complying with the provisions of this Lease.

      (d) Pursuant to Section 8.3 of the Basin Street Casino Lease Termination Agreement, the Basin Street Casino Lease Termination Agreement shall survive the Plan Effective Date and is deemed assigned by Harrah's Jazz Company to Tenant as of the Plan Effective Date.

Section 32.11.   Survival

      Upon the expiration or other termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination; and in any event, unless otherwise expressly provided in this Lease, any liability for a payment that shall have accrued to or with respect to any period ending at the time of expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

Section 32.12.   Memorandum of Lease

      Each party, shall, at the request of the other party, execute and deliver an amended memorandum of this Lease in recordable form for the purpose of recording, but said amended memorandum of this Lease shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease.

Section 32.13.   Expiration of Casino Operating Contract

      (a) If the initial term of the Casino Operating Contract shall expire prior to the expiration of the Initial Term or the Casino Operating Contract shall fail to be renewed or extended, following due application, then, Tenant and Landlord shall each have the right to terminate this Lease and upon such termination the parties hereto shall have no further rights or obligations hereunder. In the event Landlord or Tenant elects not to terminate this Lease in such circumstance, Tenant shall be obligated to pay only the Rent, Impositions, School Board Payments, Contingent Payments or the MAR Payment, if applicable, and Tenant shall be excused from complying with all obligations of this Lease which directly or indirectly require operation of the Development for Casino Gaming Operations until such time as a Casino Operating Contract is re-acquired by Tenant.

      (b) Landlord and Tenant acknowledge that the Act now limits the Casino Operating Contract to an initial term of twenty (20) years with a single ten
(10) year renewal period (the "Statutory Limit"). Unless the Act is amended to allow Tenant or any successor holder of the exclusive land-based Casino Operating Contract to obtain, extend or renew the Casino Operating Contract, upon reaching the Statutory Limit, or any later Statutory Limit that may be established short of the potential sixty (60) year term of this Lease, the provisions of Section 4.20 of this Lease may be invoked by Tenant or, alternatively, Tenant shall have the right to terminate this Lease and shall have no further rights or obligations hereunder.

Section 32.14.   Non-Compete

      Neither Tenant, JCC Intermediary (if formed in accordance with Section 5.6 of this Lease), JCC Holding nor any Affiliate under Tenant's Control shall operate a land based casino in the State of Louisiana or within two hundred
(200) miles of the Development during the Term without the prior written consent of Landlord. The parties acknowledge that, as of the date hereof, dockside gaming is not permitted in Orleans Parish or in the State of Louisiana. A violation of this Section 32.14 shall be enforceable only by injunctive remedy or specific performance against the Person or affiliate breaching same, and shall not result in a default of this Lease.

Section 32.15.   Compliance

      Any provision that permits or requires a party to take action shall be deemed to permit or require, as the case may be, the party to cause the action to be taken.

Section 32.16.   Captions

      The captions in this Lease are solely for convenience of reference and shall not affect its interpretation.

Section 32.17.   Number and Gender

      All terms used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

Section 32.18.   No Drafting Presumptions

      The parties to this Lease agree and acknowledge that each has had significant input into the drafting of this Lease. Consequently, and notwithstanding the provisions of Articles 2056 or 2057 of the Louisiana Civil Code to the contrary, nothing contained in this Lease shall be presumptively construed against a party on the basis of any drafting responsibility. Further, the parties agree and acknowledge that the drafting of this Lease was facilitated and expedited by the specific undertaking of the parties and their respective counsel, and in order to induce each other to make reasonable drafting accommodations, that no revision (by insertion or deletion) to any draft of this Lease either shall constitute or ever be used by or on behalf of any of them as an interpretive aid or as the basis of any contention to the effect that any such deletion or insertion or change from prior drafts proves facts or circumstances concerning the intent or agreement of a party in a subsequent draft or drafts.

Section 32.19. No Third Party Beneficiary

      Except for the City and except as otherwise provided in Section 23.15 of this Lease with respect to Leasehold Mortgagees, there shall be no third party beneficiaries with respect to this Lease, including, without limitation, (i) the School Board, notwithstanding Section 4.6 of this Lease; (ii) the Audubon Park Commission, notwithstanding Section 4.7 of this Lease; (iii) any Person claiming to be a third party beneficiary under Sections 5.5, 19.3 or 19.4 of this Lease; or (iv) any other third party pursuant to any other provision of this Lease. Except for the City, Landlord and Tenant, no party shall have any independent right of action or any other rights and remedies pursuant to this Lease. The City, Landlord and Tenant may terminate, compromise, amend, modify, surrender or otherwise alter any terms, conditions or provisions of this Lease without the consent, approval or any other action on the part of any third party.

Section 32.20.   Performance by Affiliate

      Any payment due from an Affiliate pursuant to Section 24.1 of this Lease shall be, and hereby is, guaranteed by the Affiliate, if any, that Controls such Affiliate.

Section 32.21.   Cost of Investigation

      If as a result of the Lease, Landlord or any of its directors or officers, the Mayor or any City Council members, or any employee, agent, or representative of the City is required to be licensed, approved, or otherwise investigated by LGCB or any other state law enforcement agency, all reasonable costs of such licensing, approval or investigation shall be paid by Tenant within five (5) Business Days following receipt of a written request from Landlord. All costs paid by Tenant in any year shall be recovered by set-off against Rent or Additional Charges due from Tenant under this Lease for the shorter of: (i) the next succeeding five (5) years of the Term or (ii) the remaining years of the Term, in equal installments over such period.


Section 32.22.   Canal Street Ferry

      Tenant shall not initiate or support a plan proposed by others to move the Canal Street ferry from its present location. Notwithstanding the foregoing, breach of this provision shall not afford Landlord or the City any rights or remedies hereunder or otherwise.

Section 32.23.   Acknowledgment Of Cure Periods

      Notwithstanding anything in this Lease to the contrary, the parties hereto acknowledge and agree that, for purposes only of paragraph B of LSA R.S. 41:1217, rent payable hereunder shall not be deemed to fall due until the expiration of all applicable cure periods available to any Leasehold Mortgagee and any rent paid prior to such date shall be deemed punctually paid; provided, however, this sentence shall not affect the commencement date of any cure periods or the obligation of Tenant to pay interest at the Default Rate as provided in this Lease.

Section 32.24.   Effectiveness of Lease

      This Lease shall be effective on the Execution Date. If the Plan Effective Date shall not occur, this Lease shall be null and void and of no further force or effect but the Original Amended Lease shall remain in full force and effect.

Section 32.25.   Matters Relating to State Guaranty

      (a) Concurrently with the execution of this Lease, (i) HET and HOCI have provided the LGCB with a guaranty of Tenant's payment to the LGCB of the COC Minimum Payment for the COC Fiscal Years ending March 31, 1999 and March 31, 2000 (the "Guaranty") and (ii) Tenant, HET and HOCI have entered into the HET/JCC Agreement, to which neither the City nor Landlord is a party. Tenant, the City and Landlord acknowledge and agree that the City and Landlord did not request that HET and HOCI enter into the Guaranty or the HET/JCC Agreement and that the City and Landlord did not participate and were not involved in the negotiation of the Guaranty or the HET/JCC Agreement.

      (b) Landlord and the City hereby acknowledge that they are not intended to be third party beneficiaries to the Guaranty or the HET/JCC Agreement and that neither the Guaranty or the HET/JCC Agreement provide them with any rights.

      (c) Landlord and the City hereby acknowledge and agree that, in connection with the HET/JCC Agreement, neither HET nor HOCI has any legal obligation or duty, express or implied, to the City or Landlord to provide any renewal guaranty beyond any COC Fiscal Year in which a Guaranty is provided in writing. Notwithstanding the foregoing, nothing herein shall be deemed to affect the obligation of HET and HOCI to provide a completion guarantee pursuant to Section
11.1 of the GDA or the obligation of Tenant to obtain a surety bond in accordance with Section 11.1 of the GDA. In connection therewith, Landlord and the City hereby acknowledge that HET and HOCI have informed them and they agree that they may not infer or assume that (i) HET and HOCI will renew any Guaranty or the HET/JCC Agreement; or (ii) HET and HOCI will, other than at their sole discretion, determine whether to renew any Guaranty or the HET/JCC Agreement notwithstanding that HET and HOCI are involved in a number of different capacities in connection with the reorganization of Harrah's Jazz Company, the governance of Tenant and JCC Holding and the operation of the Casino; or (iii) any projections and/or feasibility study set forth in the Plan and

Disclosure Statement circulated therewith constitute any representation or warranty by either HET or HOCI upon which the City or Landlord may rely, nor is it intended that any other Person may rely thereon.

      (d) Landlord and the City understand and acknowledge that HET and HOCI are entering into the Guaranty and the HET/JCC Agreement in reliance on this Section 32.25, and Landlord and the City agree that HET and HOCI may so rely on this
Section 32.25. The parties hereto also agree that the provisions of this Section
32.25 cannot be amended or modified without the written consent of HET and HOCI, and if so amended or modified and not consented to by HET and HOCI, no such amendment or modification shall be effective as against HET or HOCI.




                      [SIGNATURE PAGE FOLLOWS]

      THUS DONE AND SIGNED in multiple originals, on the day and date first above written, before the undersigned competent witnesses and the appearers, after due reading of the whole.

Witnesses:                                    LANDLORD:

                                              RIVERGATE DEVELOPMENT CORPORATION


/s/ Gwendolyn M. Johnson                      By: /s/ Helen S. Kohlman
----------------------------                     -----------------------------
Gwendolyn M. Johnson                          Name: /s/ Helen S. Kohlman
                                                   ---------------------------
/s/ Yolanda Johnson                           Title: Vice-President
----------------------------                        --------------------------
Yolanda Johnson                               TENANT:


                                              JAZZ CASINO COMPANY, L.L.C.


                                              By:
----------------------------                    ------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
----------------------------                      ----------------------------
                                              INTERVENOR:


                                              CITY OF NEW ORLEANS

                                              By:
----------------------------                     -----------------------------
                                              Name:   Marc H. Morial
                                              Title:  Mayor
----------------------------

      THUS DONE AND SIGNED in multiple originals, on the day and date first above written, before the undersigned competent witnesses and the appearers, after due reading of the whole.

Witnesses:                                    LANDLORD:

                                              RIVERGATE DEVELOPMENT CORPORATION


                                              By:
----------------------------                     -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
----------------------------                        --------------------------
                                              TENANT:


                                              JAZZ CASINO COMPANY, L.L.C.


[Sig]                                         By: /s/ Fred W. Burford
----------------------------                    ------------------------------
                                              Name: Fred W. Burford
                                                   ---------------------------
/s/ S. Jay Novatney                           Title: President
----------------------------                      ----------------------------
S. Jay Novatney                               INTERVENOR:


                                              CITY OF NEW ORLEANS

                                              By:
----------------------------                     -----------------------------
                                              Name:   Marc H. Morial
                                              Title:  Mayor
----------------------------

      THUS DONE AND SIGNED in multiple originals, on the day and date first above written, before the undersigned competent witnesses and the appearers, after due reading of the whole.

Witnesses:                                    LANDLORD:

                                              RIVERGATE DEVELOPMENT CORPORATION


                                              By:
----------------------------                     -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
----------------------------                        --------------------------
                                              TENANT:


                                              JAZZ CASINO COMPANY, L.L.C.


                                              By:
----------------------------                    ------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
----------------------------                      ----------------------------
                                              INTERVENOR:


                                              CITY OF NEW ORLEANS

/s/ Gwendolyn M. Johnson                      By: /s/ Marc H. Morial
----------------------------                     -----------------------------
                                              Name:   Marc H. Morial
                                              Title:  Mayor
/s/ Yolanda Johnson
----------------------------

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

            BE IT KNOWN, that on this 29th day of October, 1998,
                                      --          -------

            BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

            PERSONALLY CAME AND APPEARED:

            Helen S. Kohlman, appearing in her capacity as the Vice-President of RIVERGATE DEVELOPMENT CORPORATION,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:
----------

/s/ Gwendolyn M. Johnson              /s/ Helen S. Kohlman
----------------------------          ----------------------------


/s/ Yolanda Johnson
----------------------------


                                   /s/ Illegible
                     ------------------------------------
                                  NOTARY PUBLIC

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

            BE IT KNOWN, that on this 28th day of October, 1998,
                                      --          -------

            BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

            PERSONALLY CAME AND APPEARED:

            Fred W. Burford, appearing in his capacity as the President of JAZZ CASINO COMPANY, L.L.C.,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said limited liability company with full authority and that the said instrument is the free act and deed of the said limited liability company and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:

   /s/ Illegible                              /s/ Fred W. Burford
----------------------------              ----------------------------
                                           Fred W. Burford

/s/ S. Jay Novatney
----------------------------
S. Jay Novatney

                        /s/ Daniel E. Davillier
                        ------------------------------------
                                   NOTARY PUBLIC

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

            BE IT KNOWN, that on this 29th day of October, 1998,
                                      --          -------

            BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

            PERSONALLY CAME AND APPEARED:

            Marc H. Morial, appearing in his capacity as the Mayor of the CITY OF NEW ORLEANS,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:
----------

/s/ Gwendolyn M. Johnson                 /s/ Marc H. Morial
----------------------------             ----------------------------
                                         Marc H. Morial

/s/ Yolanda Johnson
----------------------------


                                  /s/ Illegible
                       ------------------------------------
                                  NOTARY PUBLIC